UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5782

Mercantile Funds, Inc.

(Exact name of registrant as specified in charter)

Two Hopkins Plaza

Baltimore, MD 21201

(Address of principal executive offices)(Zip code)

Michael D. Daniels

Two Hopkins Plaza

Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 237-5852

Date of fiscal year end: May 31, 2007

Date of reporting period: November 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semi-Annual Report

Mercantile Funds, Inc.

Shareholder Update and

Semi-Annual Report

NOVEMBER 30, 2006

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus for the Funds which contain information concerning the Funds’ investment policies, expenses, ongoing fees, as well as other pertinent information. The prospectus should be read carefully before investing.

Shares of the Mercantile Funds, Inc. are not bank deposits or obligations of, or guaranteed, endorsed, or otherwise supported by Mercantile-Safe Deposit and Trust Company, its parent company or its affiliates, and such shares are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency. Investment in the Funds involves risk, including the possible loss of principal.

The Money Market Funds are neither insured nor guaranteed by the FDIC or any other government agency. Although the Money Market Funds strive to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Funds.

Yields will fluctuate as market conditions change. Past performance is not a guarantee of future results.

Mercantile Investment Services, Inc. serves as the Funds’ distributor.

In addition to historical information, this report contains forward-looking statements that may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation and their potential impact on the Fund’s investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Funds could be materially different from those projected, anticipated, or implied. The Funds have no obligation to update or revise forward-looking statements.

Mercantile Funds, Inc.

Shareholder Update and Semiannual Report

November 30, 2006

A Message from the President

Dear Shareholders:

We are pleased to present you with this semiannual report for the Mercantile Funds, Inc., providing a detailed review of the markets, the portfolios and our management strategies. Also included are financial statements and a schedule of portfolio investments listing securities held as of November 30, 2006 for each of the Mercantile Funds.

We believe that by offering the opportunity to diversify your investments among a wide array of equity, taxable and tax-exempt fixed income and money market mutual funds, Mercantile may help you and your adviser fulfill your individual asset allocation objectives.

On the following pages, each of the portfolio managers discusses the management of his or her Fund over the semiannual period. The conversations highlight key factors influencing recent performance of the Funds. For your convenience, those Funds with similar objectives and strategies have been combined into one discussion. Before reviewing the performance of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the financial markets over the six-month period.

*  *  *

Economic Review

The U.S. economy continued to expand during the semiannual period, though clearly at a decelerated pace. Real Gross Domestic Product (GDP) averaged 2.4% during the period, down from 5.6% during the first calendar quarter of 2006. Nonfarm payroll growth averaged around 134,000 per month, but was only 92,000 in October 2006. Labor costs were revised downward sharply. The Consumer Price Index declined to an annualized rate of 1.3% toward the end of the period, due primarily to oil prices that ended November at about $63 per barrel, a nearly 13% drop from just six months earlier. Core inflation, however, which excludes food and energy prices, was somewhat higher at a 2.7% annualized rate. Hourly wages increased to 4.0% year-over-year, but appear to have peaked for this cycle.

The Federal Reserve Board (the Fed) raised interest rates one more time during the semiannual period, bringing the targeted federal funds rate to 5.25% by the end of June. The Fed then held the targeted federal funds rate steady through the remainder of the period. The Fed stated at the end of October that “economic growth has slowed over the course of the year, partly reflecting a cooling of the housing market. Going forward, the economy seems likely to expand at a moderate pace.” Any further policy firming, the Fed stated, would be data dependent.

Equities

Among the most significant factors influencing the equity markets during most of the period were Fed interest rate policy, fluctuating energy prices, rising core inflation, a slowing housing market, and the anticipated slowing in the growth rate of corporate earnings and the economy — as well as ongoing geopolitical disruptions. With all that, the major U.S. equity indices posted solid gains for the six months ended November 30, 2006. Not only did the Fed pause in raising interest rates in August, but energy prices fell. Moreover, toward the latter half of the third calendar quarter, corporate earnings reports were positive, and the long-feared deflating of the housing bubble took on the qualities of a “soft landing.” All equity investment styles and capitalization ranges advanced, but in a reversal from the prior fiscal period, large-capitalization stocks showed the strongest relative performance. Mid-cap stocks followed, with their small-cap counterparts producing more moderate but still healthy returns. The market generally favored the value style over the growth style of investing across the capitalization spectrum for the semiannual period overall. However, it should be noted that over the last four months of the semiannual period, since the Fed has been on hold, there was a real shift, with growth stocks outperforming value stocks in the large-, mid-, and small-cap segments of the equity market.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

i

The international equity markets overall performed relatively in line with the U.S. equity markets for the semiannual period, as global growth expectations moderated. As has been the case for some time, the international equity markets were propelled in large part by the emerging equity markets of Latin America, central and eastern Europe, and Asia. Among the developed markets, the continental European markets performed best, with the U.K. market not far behind. European business surveys were more robust than generally expected, especially employment intentions, which bode well for domestic consumer spending. The Japanese market lagged and was by far the worst performing market during the period. In Japan, economic news flow undershot expectations. In particular, the Bank of Japan and the Economics Ministry were concerned about consumer spending. The U.S. dollar weakened against most major currencies, not only because of ongoing structural imbalances in the U.S. trade and current accounts but also because of the potential for a slowdown in the U.S. economy relative to Europe.

Fixed Income

Overall, the fixed income markets rebounded from the prior fiscal year, as rates across the yield curve declined significantly. Lower rates drove bond prices up. Rates declined over the semiannual period largely in reaction to a decelerating economy, a slowing housing market, tepid consumer spending despite lower gasoline and oil prices, modest job growth, and expectations of continued moderation of headline inflation. Also, as mentioned earlier, following its 17th consecutive rate hike at the end of June, the Fed finally paused, keeping interest rates steady through the remainder of the period with a bias toward “inflation risk.” Two-year Treasury yields fell 0.42% over the six months to a level of 4.62%, and 10-year Treasury yields dropped 0.65% to a level of 4.46%. The U.S. Treasury yield became inverted out to the 20 year to 30 year segment of the curve, meaning shorter-term yields were higher than longer-term yields.

Even with U.S. Treasury gains, on a duration-adjusted basis, all of the spread sectors in the Lehman Aggregate Bond Index, i.e. the non-Treasury sectors of the fixed income market, outperformed U.S. Treasury securities for the six months ended November 30, 2006. With the Fed on pause, investors appeared reassured in their belief that with a slower economy comes falling inflation. Accordingly, investors increased their risk tolerances. Emerging market debt and high-yield corporate bonds, which are not included in the Lehman Aggregate Bond Index, were the best-performing sectors. Sovereign debt also performed well, despite the fact that the Bank of England, the European Central Bank and the Bank of Japan all raised their base interest rates during the period. Within the Lehman Aggregate Bond Index, a combination of falling rates, spread tightening, positive market sentiment and clarity in monetary policy helped mortgage-backed securities, commercial mortgage-backed securities, U.S. investment-grade corporate bonds, asset-backed securities and U.S. agencies each produce positive excess returns over U.S. Treasuries as well.

The tax-exempt bond market overall produced solid absolute gains, but lagged the taxable bond market on a relative basis for the six months.

Money Markets

The most significant factors affecting the money markets were the policies of the Fed and moderating economic growth.

*  *  *

We thank you for being a part of the success of the Mercantile Funds. We value your confidence in us and look forward to continuing to serve your investment needs in the years ahead.

Best Regards,

Kevin A. McCreadie

President, Mercantile Funds, Inc.

President and Chief Investment Officer,

Mercantile Capital Advisors, Inc.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

ii

Mercantile Funds, Inc.

MONEY MARKET FUNDS

Management’s Discussion of Fund Performance

November 30, 2006

An interview with:

Kelley K. Brunssen, Joshua Kakel and Team

Portfolio Managers, Prime Money Market Fund and Government Money Market Fund

Ronald M. Shostek, Amy Heiser and Team

Portfolio Managers, Tax-Exempt Money Market Fund

Mercantile Capital Advisors, Inc.

What factors affected the money markets during the semiannual period?

The policies of the Federal Reserve Board (the Fed) and moderating economic growth had the greatest effect on both the taxable and tax-exempt money markets during the semiannual period. The Fed raised interest rates by 0.25% on June 29th, bringing the targeted federal funds rate to 5.25%. Following this 17th consecutive rate hike, the Fed then finally paused, keeping interest rates steady through the remainder of the period. The Fed’s bias leaned toward one of “inflation risk” since August, but its most recent statement, at the end of October, indicated that “inflation pressures seem likely to moderate over time.” This is a view supported by declines in commodity prices, especially energy, which, in turn, has led to increased disposable income. Nonetheless, the Fed maintained that any additional firming of monetary policy will be dependent on incoming data for both inflation and economic growth. Certainly, during the period, U.S. economic growth slowed, with Gross Domestic Product moving from 2.6% during the second quarter to approximately 2.2% during the third quarter.

Given this backdrop, the taxable money market yield curve flattened over the first months of the semiannual period, at first as short-term yields continued to grind higher and then it continued to do so as expectations for further increases in short-term rates diminished. Toward the end of the period, the taxable money market yield curve inverted, meaning yields at the short-term end of the curve were higher than those at the longer-term end of the curve. The tax-exempt money market yield curve also ended November rather flat to slightly inverted, having been moderately upward sloping for most of the six month period.

Within the tax-free money market area, supply and demand were also major factors. Note issuance remained confined to the “usual” issuers during the period given that ongoing strong revenue and tax flows had mitigated the need for short-term financing. Issuance of floaters, or instruments with a variable interest rate, remained strong for several reasons. Among these reasons were relatively low yields, issuers selling floating rate debt and using an interest rate swap1 to reduce their costs, and tender option bond programs2 that continued to grow in size, being funded in the floater market. Demand for floaters also remained solid, although the sizable supply of these instruments is expected to keep the ratio of tax-exempt money market yields to comparable U.S. Treasury securities at the higher end of the historical range of 65% to 75%. Credit ratings within the tax-exempt money market remained strong, as the fiscal standing of most issuers continued to be stable given the growing, however modestly, U.S. economy.

How did you manage the money market funds during the semiannual period?

We became less defensive in our management of the money markets funds over the six months ended November 30, 2006, lengthening the Funds’ average maturities slightly, as we believe the Fed remains on hold for the near term.

[1]	An interest rate swap is a contract between two parties resulting in an agreement to swap the income streams from two different sources. Swaps are considered derivatives, or investments whose value is derived from that of one or more securities, indexes, currencies, or other reference data.
[2]	Tender option bond programs are programs in which investors effectively earn the fixed rates on long term bonds whose purchase is financed by paying something close to the Bond Market Association Municipal Swap Index rate. This leveraged trade, where investors borrow at low short rates to earn significantly higher returns further out on the yield curve, is referred to as the “carry trade.”

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

Mercantile Funds, Inc.

MONEY MARKET FUNDS

Management’s Discussion of Fund Performance — Continued

November 30, 2006

In managing both the Prime Money Market Fund and Government Money Market Fund, we shifted away from our “meeting to meeting” mentality we had while the Fed was steadily and incrementally increasing the targeted federal funds rate. Instead of investing primarily in floating rate notes and securities maturing around the dates of the Fed meetings, we invested more in longer-dated securities, establishing a higher concentration in purchases with maturities of three-months and longer. We even purchased some securities with one-year maturities, seeking protection against a possible interest rate cut some time in early 2007. These longer-dated purchases enabled us to add yield for the Funds. They also lengthened the Funds’ average maturities. We maintained a stable net asset value in the two Funds throughout.

Tax-Exempt Money Market Fund’s maturity generally remained within a 15 to 25 day band during this six month period for two primary reasons. The first was widespread expectations of fairly steady yields given no change in short-term rates via Fed policy. Second, daily and weekly floating securities continued to offer more attractive yields than notes or longer-dated tax-exempt commercial paper. Indeed, Tax-Exempt Money Market Fund’s portfolio structure was heavily tilted throughout the semiannual period toward shorter- and intermediate-maturing or resetting securities. We added notes or bonds with longer maturities on an occasional basis to keep the average maturity of the Fund from becoming too short.

Would you give us more specific examples for each of the money market funds?

Prime Money Market Fund’s assets were invested throughout the period in securities issued by the U.S. government and its agencies and instrumentalities as well as in high quality securities issued by U.S. and foreign corporations and banks. We particularly emphasized investments in asset-backed commercial paper during the period, as these instruments offered relatively higher yields. Indeed, we added one new high quality commercial paper issue to the portfolio, further broadening the Fund’s diversification and giving us greater ability to execute trades at the best yield level available. As indicated above, we also purchased one-year agency securities and bank CDs in an effort to add yield and lengthen the Fund’s average maturity. All securities purchased for the portfolio were rated A-1/P-1 or higher. These are first-tier securities, or generally those money market instruments in the highest rating category. The Fund’s concentration on the highest-quality securities helped manage portfolio risk. We brought the Fund’s weighted average maturity from 31 days on May 31 to 40 days on November 30.

Government Money Market Fund’s assets were invested throughout the period in notes issued by the Federal National Mortgage Association (FNMA or Fannie Mae), Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), Federal Home Loan Bank (FHLB), and Federal Farm Credit Bureau (FFCB). The Fund invested no more than 25% of its assets in any one Federal agency, which helped manage portfolio risk. The Fund also invested in U.S. Treasury bills on two occasions during the period when they were producing more yield than agency discount notes, a rare phenomenon. We shifted our focus from floating rate securities and bonds with coupons that “step up” periodically to agency securities with one-year maturities, seeking to add yield and lengthen the Fund’s average maturity. At the same time, the discount note yield curve was exceptionally flat, especially at the short-term end of the curve, where one month and shorter discount notes were trading through overnight repurchase agreements. All told then, the Fund’s weighted average maturity shifted from 31 days at the start of the period to 34 days on November 30.

At the end of the period, Tax-Exempt Money Market Fund was invested approximately 59% in daily and weekly floating rate securities to enable the Fund to capture the higher yields these securities offered relative to the rest of the tax-exempt money market product spectrum. Approximately 35% of the Fund’s assets were invested in tax-exempt commercial paper and nearly 4% in general market bonds and notes, with the remainder in cash equivalents. On November 30, the Fund’s average maturity stood at 18 days compared to 16 days at the start of the period. Throughout, all securities purchased were rated in one of the two highest categories by at least two nationally recognized statistical rating organizations, such as Standard & Poor’s or Moody’s Investors Services, or one such rating if only one organization had rated the security. If the security was not rated, we determined that it was of comparable quality to eligible rated securities. The Fund’s concentration on the highest-quality securities helped managed portfolio risk.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

Mercantile Funds, Inc.

MONEY MARKET FUNDS

Management’s Discussion of Fund Performance — Continued

November 30, 2006

What strategies do you intend to pursue over the coming months?

We expect to see a slowdown in the U.S. economy over the coming months, with job growth ebbing, the housing market continuing to weaken, and retail sales remaining lukewarm. Given the “data dependency” of any future interest rate moves, there were two schools of thought at the end of the period over the Fed’s next move. One group believed the Fed would eventually restart raising rates, due to inflation pressures in the labor, rental, and commodity markets. Core inflation, as measured by the Consumer Price Index ex-food and energy, which stood at 2.7% at the end of the period, was uncomfortably near the high end of the Fed’s preferred range. People on the other side of the argument pointed to an already decelerating economy, a housing market that has slowed considerably and may not yet have hit bottom, tepid consumer spending despite lower gasoline and oil prices, and moribund job growth. This group believes that the next Fed move will be an easing of policy, with the only uncertainty being the timing of the first move.

We at Mercantile believe that there is a high probability of the Fed keeping the targeted federal funds rate at its current 5.25% through its December and January meetings. We believe the Fed will then metamorphasize from a body of stable policy and inflation concerns into cutting the targeted federal funds rates based on worries about economic growth or lack thereof. Currently, the federal funds futures market is anticipating a 0.25% cut in the targeted federal funds rate by the Fed’s May 9, 2007 meeting, though this expectation will no doubt ebb and flow as different pieces of economic data are reported. We believe that if economic data continues to trend as it has over the past few months, then the first interest rate cut may come as early as March. A reacceleration of the economy could throw this timetable off, but would most likely not result in the resumption of Fed tightening. Overall, we believe both the taxable and tax-exempt money market yield curves are likely to remain flat to inverted until the next Fed move becomes apparent.

Given this view, we intend to maintain the taxable money market funds’ average maturities within a 35 to 45 day range until we see some clarity in the Fed’s moves and/or until the taxable money market yield curve normalizes to a steepened position. Similarly, we expect to gradually extend Tax-Exempt Money Market Fund’s average maturity to a 25 to 35 day range when it appears that the Fed is poised to start an easing cycle by lowering the targeted federal funds rates and/or the relative value in longer-dated tax-exempt commercial paper and notes exceeds that of variable rate securities. As per historical trends, we do expect yields on variable rate demand notes to spike at year-end and then to return to “normal” levels at the beginning of the new year, as investors tend to invest new cash in early January. Of course, we will continue to closely monitor economic data, Fed policy and any shifts in the money market yield curves, as we strive to strategically navigate the interest rate environment and maintain a stable net asset value within the Funds.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2006

Portfolio Highlights (Unaudited)
On November 30, 2006, the Fund had net assets invested in a diversified portfolio of:
Information Technology	21.7%
Financial Services	16.8%
Health Care	13.7%
Consumer Discretionary	12.7%
Energy	11.2%
Consumer Staples	8.8%
Industrials	8.7%
Telecommunications	3.3%
Materials & Processing	1.3%
Utilities	0.7%
Other	1.1%
100.0%

An interview with Kevin A. McCreadie, Daniel Lysik and Team, Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the semiannual period?

We invested predominantly in large-cap companies using both value- and growth-oriented investment disciplines, as we focused on achieving superior long-term risk-adjusted performance. During the semiannual period, we held firm to Mercantile’s time-tested approach in managing a diversified portfolio that represents companies we believe to possess key characteristics for above-market, long-term performance. The portfolio is concentrated in companies that we identify as having a sustainable competitive advantage, consistent, superior long-term earnings growth, strong financial position, and good cash flow generation. We also selectively invest in opportunistic situations, such as those that may possess hidden asset value. Throughout, we use rigorous research and fundamental analysis to identify companies that we believe possess above-average growth prospects at attractive valuations.

For the semiannual period ended November 30, 2006, the Fund produced solid double-digit absolute returns but moderately underperformed the S&P 500® Index on a relative basis. The top contributors to performance were larger-cap holdings representative of sectors across the economic spectrum. The best-performing sector for the Fund was technology. The sector that detracted most from the Fund’s relative results was telecommunications services.

Would you give us some company-specific examples?

Among the top contributors to the Fund’s relative results during the period were information technology companies Microsoft (+30% for the six months ended November 30), Cisco Systems (+37%) and Symantec (+36%). Energy giant Exxon Mobil (+27%) and pharmaceutical company Pfizer (+18%) were also strong performers. Holdings that detracted most from the Fund’s relative six-month performance included consumer discretionary firm Apollo Group (-26%), medical device provider Boston Scientific (-24%), industrial leader Ingersoll Rand (-10%), telecommunications company Qualcomm (-19%) and Internet portal Yahoo! (-15%).

At the end of the period, the Fund’s largest overweighted position was in the technology sector, and its greatest underweighted position was in the financials sector. Our allocation to technology was based on our expectation for the sector to benefit in the months ahead from new product cycles, such as Microsoft’s launch of its new Windows operating system Vista in 2007, as well as from anticipated healthy enterprise spending next year, near-trough valuations and impressively strong balance sheets. Our modest exposure to financials was due to the flatness of the fixed income yield curve and the anticipated peak in the credit cycle, among other factors.

What strategies do you intend to pursue over the coming months?

Going forward, we intend to adhere to our disciplined investment process. Generally, we continue to seek companies that can deliver superior long-term earnings growth, often based at least in part on the company having a sustainable competitive market advantage. While we maintain our long-term perspective, we also believe the Fund is well positioned for a mid-cycle economic slowdown over the coming months, which we expect to favor larger, stable, growth-oriented companies. Current valuations for growth-oriented names within the large-cap segment of the equity market are more attractive than their value-oriented counterparts. Indeed, we have tilted the portfolio in that direction over the semiannual period, and portfolio performance has improved on a relative basis since the Federal Reserve Board’s interest pause beginning in August.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2006

As of November 30, the Fund’s portfolio as a whole was attractively positioned compared to the S&P 500® Index. The Fund had better profitability characteristics, in terms of return on equity and return on invested capital; a better balance sheet, as measured by long-term debt to capital; and a better valuation to earnings-per-share growth rate. Whatever the markets or economy may bring, we remain committed to our fundamental security analysis, rigorous portfolio strategy and consistent implementation of risk management and valuation principles.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

Mercantile Funds, Inc.

EQUITY INCOME FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2006

Portfolio Highlights (Unaudited)
On November 30, 2006, the Fund had net assets invested in a diversified portfolio of:
Financial Services	24.5%
Information Technology	15.2%
Health Care	13.0%
Energy	12.9%
Consumer Discretionary	11.8%
Industrials	6.8%
Telecommunications	5.8%
Consumer Staples	3.9%
Materials & Processing	3.9%
Utilities	1.2%
Other	1.0%
100.0%

An interview with Daniel Lysik and Team, Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the semiannual period?

We invested predominantly in large-cap companies focused on achieving superior long-term risk-adjusted performance. By employing our reward/risk focus on security selection and portfolio construction, our strategy was to seek to achieve capital preservation during down markets and strong participation in up markets. Throughout, we used rigorous research and fundamental analysis to determine a company’s intrinsic value and gain insight into any potential opportunity to exploit short- to mid-term market inefficiencies that may temporarily depress a company’s share price below its long-term fundamental or intrinsic value. In so doing, we sought a broadly diversified portfolio of stocks with compelling valuations, favorable reward/risk profiles, strong financial positions and good cash flow generation. Equally important, we attempted to provide a “margin of safety” approach at the security selection and portfolio construction level. We define “margin of safety” as the company’s current share price already reflecting a sizable amount of any current market concern and therefore the stock offering reasonable downside protection and a more favorable longer-term return profile.

For the semiannual period ended November 30, 2006, the Fund outperformed both the Russell 1000® Value Index and the S&P 500® Index. The Fund’s performance can be attributed to both effective individual stock selection and sector allocation. The top contributors to performance were larger-cap holdings representative of sectors across the economic spectrum. Compared to the Russell 1000® Value Index, the best-performing sectors for the Fund were technology and financials. The sector that detracted most from the Fund’s relative results was health care.

Would you give us some company-specific examples?

The top five contributors to the Fund’s relative results during the period were energy industry leader Exxon Mobil (+27% for the six months ended November 30), telecommunications giant AT&T (+33%), pharmaceutical company Pfizer (+18%), financial services firm Bank of America (+14%) and software behemoth Microsoft (+30%). Holdings that detracted most from the Fund’s relative six-month performance included medical device provider Boston Scientific (-24%), industrial company Ingersoll Rand (-10%), telecommunications company Sprint Nextel (-8%), retail leader Wal-Mart Stores (-5%) and energy firm BP (-2%).

At the end of the period, the Fund’s largest overweighted positions compared to the Russell 1000® Value Index were in those non-traditional value sectors that we believed could provide significant investment opportunities ahead. First was technology, which we expect to benefit from new product cycles, such as Microsoft’s launch of its new Windows operating system Vista in 2007, as well as from anticipated healthy enterprise spending next year, near-trough valuations and impressively strong balance sheets. Second was health care, which we expect to perform well given the sector’s attractive valuations and anticipation of improved relative earnings as overall economic growth slows.

What strategies do you intend to pursue over the coming months?

We believe the Fund is well positioned for a mid-cycle economic slowdown over the coming months, and we remain focused on finding attractive value opportunities in non-traditional value sectors, including technology, health care and consumer discretionary. In addition, we remain constructive in our view for larger-capitalization names, as their price/earnings ratios appear more attractive than either small-cap or mid-cap stocks as the real fed

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

Mercantile Funds, Inc.

EQUITY INCOME FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2006

funds rate rises above its historical average. For the first time in over six years, large-cap equities were the best performing segment of the equity market during the semiannual period ended November 30, 2006, and we believe the “mega caps,” or the largest of the large caps, will continue to perform well for the foreseeable time ahead.

As of November 30, the majority of holdings in the Fund’s portfolio maintained robust profitability/balance sheet characteristics, in terms of return on equity, return on invested capital, long-term earnings per share growth and long-term debt. The Fund’s portfolio as a whole also maintained an attractive valuation of nearly 20% below that of the overall market (as measured by the S&P 500® Index), a 5-year dividend growth yield 50% greater than the overall market, and an average market capitalization greater than the overall market. Whatever the markets or economy may bring, we remain committed to our rigorous portfolio strategy and our consistent implementation of risk management and valuation principles.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2006

Portfolio Highlights (Unaudited)
On November 30, 2006, the Fund had net assets invested in a diversified portfolio of:
Information Technology	36.2%
Health Care	15.1%
Consumer Discretionary	14.7%
Industrials	12.9%
Consumer Staples	7.6%
Financial Services	6.1%
Energy	5.3%
Telecommunications	0.8%
Other	1.3%
100.0%

An interview with Kevin A. McCreadie, Kevin C. Laake and Team, Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the semiannual period?

The Fund generally seeks to invest in companies with above average earnings growth prospects that are trading at a reasonable price. Often these companies will have demonstrated consistent growth or a sustainable competitive advantage in their industry. Stock selection is driven by our bottom-up fundamental approach to company analysis, and sector allocations tend to be a result of our stock selection with the overall intention of not deviating significantly from our benchmark index.

For the semiannual period, the Fund outperformed its benchmark, the Russell 1000® Growth Index, due to both sector allocation and individual stock selection. From a sector perspective, the greatest positive contributor to performance was the Fund’s overweighted position in information technology. Information technology stocks led the rally in large-cap growth equities that began following the Federal Reserve Board’s (the Fed’s) decision not to raise interest rates at its August 8 meeting. Fund performance also benefited from underweighted positions in health care and industrials during the period.

Partially offsetting these positives was the Fund’s underweighted exposure to the financials sector, which detracted from relative results. Financial equities moved higher over the period based on both a rising equity market that boosted stocks with capital markets exposure and on optimism that the Fed may consider interest rate cuts some time in 2007.

Would you give us some company-specific examples?

On an individual stock basis, positive contributors to the Fund’s relative performance for the semiannual period included large-cap technology companies Microsoft and Cisco Systems, aerospace supplier Precision Castparts, specialty retailer Urban Outfitters, and biotechnology company Cephalon. Microsoft’s stock outperformed the benchmark index, led by a significant share buyback announcement and heightened expectations regarding its Windows Vista operating system launch. Cisco Systems’ share price benefited from robust third calendar quarter earnings results, which included the company’s highest revenue growth rate in two years and strong demand for its products and services across its business lines. Precision Castparts’ strong performance was driven by better-than-expected earnings growth, which was the result of ongoing strength in the commercial aerospace market, significant cost reductions and market share gains. Shares of Urban Outfitters rallied on optimism that the company is working through its inventory issues and will be able to return to positive same-store comparisons in 2007. Cephalon’s stock outperformed during the period due to positive investor sentiment regarding the approval and launch of its new pain medication drug, Fentora.

Detractors from the Fund’s relative performance included education company Apollo Group, medical device provider Boston Scientific, casual dining company Cheesecake Factory, financial services provider Capital One, and personal computer manufacturer Dell Computer.

The underperformance of Apollo Group was driven by disappointing results associated with a transition in its business model, a suspension of earnings guidance, and an unexpected departure of senior management, including its chief financial officer following an investigation into the backdating of stock options. The share price of Boston Scientific declined due to lost market share following a defibrillator product recall, a market slowdown based on worries over medical reimbursement rates, and industry-wide safety concerns related to drug eluding

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2006

stents. Capital One underperformed due to disappointing second calendar quarter financial results, concerns about the company’s recent bank acquisitions, and general fears surrounding the health of the U.S. consumer. Cheesecake Factory’s shares fell based on slowing casual dining traffic trends as well as an options investigation that caused the company to miss its second and third quarter financial report filing deadlines. Dell Computer lagged the market following second calendar quarter results that disappointed due to the mismanagement of pricing elasticity and an SEC investigation into the company’s revenue recognition practices.

Based on our stock selection criteria described above, we established new Fund positions during the period in supplemental life and health insurance provider Aflac, coal producer Peabody Energy and Canada’s leading largest cable and wireless company Rogers Communications. We also added leading global freight forwarder UTI Worldwide and multi-industry company ITT Industries, both within the industrials sector. Within the information technology sector, we established Fund positions in semiconductor capital equipment manufacturer Applied Materials, communications chip provider Broadcom, analog semiconductor company Maxim Integrated, and web filtering security software company Websense.

We tend to sell stocks from the portfolio due to valuations or deteriorating fundamentals, which we anticipate will lead to slower-than-expected earnings growth rates over the long term. Thus, over the six-month period, we eliminated the Fund’s positions in Electronic Arts, Sprint Nextel, Time Warner, and XM Satellite Radio based on concerns over long-term growth prospects. We eliminated the Fund’s position in Juniper Networks due to concerns over market share losses to Cisco Systems, despite healthy industry growth prospects. Also, despite strong unit growth prospects, we sold Cheesecake Factory from the Fund’s portfolio due to the uncertainty surrounding the outcome of the company’s options review. Finally, we sold out of the Fund’s positions in Starbucks and Johnson & Johnson, taking profits when each achieved the price targets we had set for them.

What strategies do you intend to pursue over the coming months?

Looking ahead to 2007, we believe large-cap growth stocks should continue to perform well given what is expected to be a decelerating economic growth environment. Valuations remain attractive, with growth stocks trading near price-to-earnings ratios of value stocks despite higher earnings-per-share growth rates. While consumer spending is expected to moderate, business spending is seen by many to be the economy’s main driver ahead, as companies with robust balance sheets will likely look to invest in productivity tools in order to sustain current growth rates. We intend to maintain our focus on higher quality large-cap companies that possess a sustainable competitive advantage and above average earnings growth over the long term.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2006

Portfolio Highlights (Unaudited)
On November 30, 2006, the Fund had net assets invested in a diversified portfolio of:
Consumer Discretionary	20.6%
Financial Services	17.7%
Information Technology	15.7%
Health Care	12.5%
Materials & Processing	12.3%
Procedure Durables	5.9%
Energy	4.9%
Autos & Transportation	3.6%
U.S. Government Agency Securities	3.5%
Utilities	2.5%
Consumer Staples	1.2%
Other	(0.4)%
100.0%

An interview with Marshall Bassett, Christopher S. Beck and Teams, Delaware Management Company

Portfolio Managers

How did you manage your portion of the Fund during the semiannual period?

M. Bassett: The Fund uses a blended investment strategy that utilizes both growth and value investment styles, and each is managed by a separate team of managers and analysts. My team and I manage the growth-oriented portion of the portfolio. We use a fundamental, bottom-up process in seeking to identify industry leaders — those that we believe are the highest quality small companies with exceptional managements and business plans and the wherewithal to execute those plans. These companies typically possess what we deem to be superior earnings growth potential and strong financials. Research is conducted and investment decisions are made by teams of sector specialists focusing on five broad sectors — business & financial services; consumer & retail; health care; industrials, materials & energy; and technology.

During the semiannual period, severe investor pessimism, precipitated by high energy prices, uncertainty over interest rates and a softening housing market, defined the equity markets from the spring through July, with the only exception a brief respite in June. Only toward the latter half of the third calendar quarter, as commodity prices experienced a significant drop and the Federal Reserve Board (the Fed) finally paused its two-plus-year regimen of successive interest rate hikes, did investor pessimism begin to give way. While large-cap stocks reached record highs by the early part of the fourth calendar quarter, the smaller-end of the capitalization spectrum was slower to exorcise the investor risk aversion that had possessed it since March. As such, most small- and mid-cap equity indices remained in check through much of the period, only to begin breaking out in the last month or so as evidence mounted that the economy was in for a “soft landing.”

Our small-cap growth portion of the Fund responded to the market’s mood changes accordingly. Early in the period, when investors avoided assets deemed risky, such as technology and biotechnology/specialty pharmaceuticals, where we had significant holdings, our portion of the Fund underperformed. As investors once again embraced risk in the latter part of the period, our portion of the Fund participated in the market rally and began to notably outperform. All told, then, our portion of the Fund generated solid absolute returns but lagged the benchmark Russell 2000® Growth Index on a relative basis for the semiannual period.

The primary detractor from relative performance was individual stock selection overall. While stock selection was effective in the health care sector, this was not enough to offset weakness in the energy, consumer services and basic industry sectors. Sector allocation as a whole produced a rather neutral effect during the period.

C. Beck: In managing the value investment style of the Fund’s blended investment strategy, we seek to identify small companies whose stock prices appear low relative to their underlying value or future earnings potential. We focus on free cash flow in our individual stock selection, seeking companies that we believe have a sustainable ability to buy back shares, lower debt and/or increase or initiate dividends. For the semiannual period ended November 30, 2006, value stocks outperformed growth stocks within the small-cap segment of the equity market. Within the Russell 2000® Value Index, the best performing sector was real estate investment trusts (REITs) with a return of 25.6%. Other sectors with returns well in excess of 10% included consumer staples, utilities, energy, consumer services and basic industries. The weakest sector was consumer cyclicals with a return just above 1%, largely due to weakness in homebuilders during the period.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2006

Like the growth segment, our portion of the Fund produced positive absolute returns but underperformed its benchmark, the Russell 2000® Value Index. From a broad perspective, readily available liquidity and lower credit costs for those companies that typically would have some difficulty obtaining necessary financing for capital expansion plans was a relative negative on Fund performance. After all, our emphasis is on higher-quality companies coupled with free-cash flow generation. On a more specific level, the Fund’s relative results were hurt by poor stock selection in capital spending, financial services, REITs, health care and basic industries, which more than outweighed the positive effects of strong stock selection in technology, utilities and consumer cyclicals. An underweighted position in REITs relative to the benchmark index also detracted from relative results.

Would you give us some company-specific examples?

M. Bassett: Align Technology, maker of the Invisalign System for the treatment of misaligned teeth, was the top performer for the period, with its shares up 79% for the six months ended November 30, 2006. Align Technology’s superior performance was largely in response to a favorable settling of a patent infringement and non-compete lawsuit with the firm’s former CEO. Information technology company Akamai Technologies was another strong performer for the Fund, up 55% on continued strong growth and favorable longer-term prospects. Bouncing back from a spring sell-off in consumer stocks was Coach, which finished the period up 47% on continued strong revenue and earnings growth.

Disappointments during the period included BJ’s Restaurants, which despite positive operating results, saw its share price fall early in the period amidst negative sentiment toward the industry. The stock subsequently rallied but still finished down 21% for the six-month period. Another poor performer for our portion of the Fund was Carbo Ceramics, maker of ceramic proppants used to aid extraction in oil and gas wells. Carbo Ceramics’ stock fell 22% on weaker-than-expected earnings results due to a slowdown in overseas demand, delays in the launch of its Russian manufacturing facility and the effects of declining energy prices. We continued to hold this stock based on its fundamentals. Shares of Anadys Pharmaceuticals, one of the Fund’s top performers during the first calendar quarter, plunged during this semiannual period when the company halted trials on its experimental drug for hepatitis C. We sold the Fund’s position in the stock as a result.

From a sector perspective, we increased the Fund’s underweighted position in energy relative to the benchmark index by the end of June. We subsequently reduced our exposure again, as falling energy prices raised concerns about demand for those energy services in which the Fund is invested. The alternative side of the energy equation is that falling prices boosted consumer confidence and allayed fears of a slowdown in consumer spending. Thus, we began to increase the Fund’s exposure to consumer-related stocks, as these sectors began to rally. We also moderately increased the Fund’s allocation to technology in anticipation of increased capital spending now that the interest rate picture appears clearer and economic growth is anticipated to continue at a sustainable rate.

C. Beck: Several equities in our portion of the Fund had outstanding six-month performance. Parametric Technologies, a software developer in the CAD/CAM space, returned 60% during the period, as earnings and fees came in above expectations. Another strong performer for the Fund was Chaparral Steel, a primary producer of steel beams used in non-residential construction. Chaparral Steel’s earnings remained strong, and the company initiated a dividend and stock buyback program during the period. Of course, there were also disappointments. Par Pharmaceuticals was a poor performer for the Fund, as this generic drug manufacturer had several applications that failed to fulfill market expectations. We sold the Fund’s position in this stock during the period. Another stock that detracted from relative results was Casella Waste Systems, as this waste collection company had several issues with landfills in its territory that caused an earnings miss. We remained invested in this company, given our belief that its capital expenditures should lead to significantly improved earnings during the next several years.

What strategies do you intend to pursue over the coming months?

M. Bassett: Declining energy prices and data indicating a slowing, but healthy, economy have made us increasingly optimistic that the overall economy could be in store for a “soft landing” of Fed neutrality and moderate,

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2006

sustainable growth. Such an environment should be beneficial for our portion of the Fund, as investors should re-establish the positive correlation between fundamentals and price action, extend their investment time horizons and seek companies that can sustain superior earnings and revenue growth, i.e. the types of companies in which we seek to invest.

C. Beck: We have been positioning our portion of the Fund for economic growth for several years now. During the semiannual period, we gradually reduced the Fund’s weighting in energy and capital spending. We maintained the Fund’s overweighted positions in technology and health care compared to the benchmark index. Going forward, we also expect to maintain underweighted sector positions in REITs and financial services relative to the benchmark index due to valuation concerns as well as the anticipated interest rate environment. As always, we intend to maintain a focus on companies with the ability to generate sustainable and consistent free cash flow.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2006

Portfolio Highlights (Unaudited)
On November 30, 2006, the Fund had net assets invested in these top 10 countries:
United Kingdom	25.5%
Japan	15.8%
France	8.1%
Switzerland	7.6%
Germany	7.3%
Netherlands	6.6%
Italy	3.0%
Sweden	2.9%
Belgium	2.0%
Poland	1.9%
Other	19.3%
100.00%

An interview with:

Peter Wright, William Lock and Team, Morgan Stanley Investment Management Limited

Richard Pell, Rudolph-Riad Younes and Team, Julius Baer Investment Management LLC

Portfolio Managers

How did you manage your portion of the Fund during the semiannual period?

Morgan Stanley: We consistently applied our disciplined, bottom-up, value-driven approach. Our strategy is to seek high quality businesses that we believe offer attractive investment opportunities at a substantial discount to their long-term “fair” value. Our approach is stock specific and predominantly qualitative, concentrating on rigorous fundamental analysis. The resulting country and sector weights are a by-product of the bottom-up stock selection process.

Our portion of the Fund modestly underperformed its benchmark index on a relative basis for the six months ended November 30, 2006. Stock selection and an underweighted position in the financials sector, primarily in real estate and insurance companies, as well as stock selection in the industrials sector detracted most from our portion of the Fund’s relative results. A small British pound/Japanese yen currency hedge also hurt relative results a bit. In contrast to our expectations, the yen continued to depreciate and, on a trade-weighted basis, approached a 21-year low.

On the positive side, an overweighted allocation to and effective stock selection within the consumer staples sector helped our portion of the Fund’s relative performance. So, too, did strong stock selection in the information technology, materials and energy sectors. On a country basis, an underweighted position in Japan added value, as the Japanese market was the worst-performing market during the period. From a broader perspective, investors’ rotation away from economically-sensitive and what are known as “high beta” sectors, or those sectors with a higher volatility than the equity market overall, and toward the “lower beta,” or less volatile, and more defensive sectors that our portion of the Fund favors helped relative performance during the period.

Julius Baer: We believe a diversified core portfolio driven by dynamic sector and company fundamental analysis is key to delivering consistently superior risk-adjusted long-term performance in the international equity markets with investments directed toward mid- to larger-capitalization companies. We focus on the developed markets, employing an opportunistic approach to the emerging equities markets.

For the six months ended November 30, 2006, our portion of the Fund outperformed the MSCI All-Country World Free ex-U.S. Index. Such outperformance was driven primarily by effective individual stock selection and allocation decisions within the emerging equity markets. Holdings in Poland, India and Russia performed particularly well. Also, within the dollar bloc countries (that is, Australia, Canada and New Zealand), our portion of the Fund’s underweighted exposure to Canada contributed to relative performance, as Canada underperformed for the period. An underweighted allocation to Japan, which produced the worst results among the developed markets, further supported the Fund’s performance, although this was partially offset by disappointing stock selection in Japan.

From a sector perspective, stock selection within financials was a top contributor to Fund results, largely due to investments in India, Poland and Italy. An underweighted allocation to and stock selection within the energy sector also helped. Within telecommunications services, stock selection was strong, especially within India.

These positive contributors more than offset the modestly detracting effects of our portion of the Fund’s underweighted position in the strongly-performing Spanish utilities sector and its poor stock selection in Germany. Also

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2006

holding a position in cash equivalents during the six-month period hurt results amid a strong environment for international equities.

Would you give us some company-specific examples?

Morgan Stanley: The best performers in our portion of the Fund during the period were the U.K.’s Scottish Power, the U.K.’s Imperial Tobacco and Switzerland’s Nestle. In contrast, the worst performers in our portion of the Fund during the period were all Japanese stocks, namely Sega Sammy Holdings, Shinsei Bank and Dai Nippon Printing.

The lagging Japanese market actually presented some value opportunities, and thus we initiated several new positions in Japanese financials during the period. These were largely funded by reducing positions in Japanese utilities, which had reached our fair value targets. The net effect of these trades was a slight increase in our weighting to Japan. We also initiated two U.K. positions during the period. One was in Smiths Group, an industrial company that had recently been de-rated by the market but we liked its management, capital discipline and high quality mix of businesses. The other was Drax, a utility company. Given the U.K.’s tight electricity generating capacity and its demand for gas, we believe Drax should benefit from a strong pricing environment for incumbent electricity companies.

During the period, we reduced Fund positions in the telecommunications sector, as we believe the risk/reward balance and select fundamentals had changed. In particular, we reduced the Fund’s positions in Telecom New Zealand and Telefonica de Espana and completely sold out of Telecom Italia. We also sold the Fund’s positions in a few European financial companies, including Societe Generale, Munich Re, Nordea Bank and Credit Suisse Group, as these positions reached the fair value targets we had set for them. As a result, our portion of the Fund’s weighting in financials decreased somewhat over the period. We also reduced some of the Fund’s positions in consumer staples and materials over the period when they reached our fair value targets.

Julius Baer: Within Poland, an overweighted allocation and a focus on banks supported our portion of the Fund’s results. PKO Bank Polski and Bank Pekao, the two largest lenders in Poland produced strong returns as did Bank BPH, Poland’s third-largest bank, which is merging with Bank Pekao. Poland’s banking sector was a beneficiary of lower interest rates and an expanding economy, which fueled prospects for an increase in loan activity. In India, positions in State Bank of India warrants, India’s largest commercial bank, and Bharti Tele-Ventures warrants, a telecommunications services provider, were top contributors to Fund results. In Russia, a position in the nation’s largest bank, OAO Sberbank, and in the national power utility, OAO Unified Energy, helped the Fund’s relative performance.

In the Italian banking industry, which has been undergoing a wave of consolidations, a position in Banca Popolare Italiana was an outstanding performer. This regional lender saw its share price rise upon acceptance of a takeover offer from Banca Popolare di Verona, which the Fund also owns.

Detracting from results was Fraport, the operator of Germany’s Frankfurt airport, and Commerzbank, Europe’s third busiest and Germany’s second biggest bank. Elsewhere, shares of Norway’s Pan Fish ASA, involved in fish farming, disappointed. Finally, KKR Private Equity Investors L.P. underperformed. KKR Private Equity Investors is a publicly-traded buyout fund traded in Holland that invests its assets primarily in private equity investments sponsored by Kohlberg Kravis Roberts & Co. We established this position within the Fund during the second quarter, and while its shares have since declined, we maintained the position given the long-term nature of this company’s investments.

What strategies do you intend to pursue over the coming months?

Morgan Stanley: The U.S. dollar fell sharply in November against the British pound, euro and Swiss franc. The last time there was a dollar scare as the market fretted about the structural imbalances in the U.S. economy was toward the end of 2004 and early 2005. These concerns were relatively short lived, as the markets’ focus switched from structural imbalances back to the cyclical strength in the U.S. economy, which continued to surprise on the

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2006

upside. This time around the structural imbalances that argue for a weaker dollar remain little changed. The key difference is that the cyclical factors that underpinned the dollar against the euro in 2005 and for much of 2006 are now reversing. The gap in growth between the Eurozone and the U.S. has substantially closed.

So far, equity markets in Europe, and globally, have reacted in a remarkably sanguine fashion to dollar weakness. Investors seem convinced of nothing worse than an economic “soft landing” and are seemingly preoccupied speculating on the next corporate action. As is typical at important inflexion points in the economic cycle, the signposts are not clear and often conflicting, as is the behavior of market participants. If the bond market’s current view of a fairly hard economic landing is correct, then we believe equity prices for cyclical stocks are simply too high and have further to fall. If, on the other hand, bond investors turn out to be overly bearish and we end up with a soft landing, then we believe there will be limited upside for equities, given that corporate profits are already at cyclical highs and valuations continue to discount a benign environment.

All told, then, we continue to believe that now is the time to reduce cyclicality, reduce beta and reduce appetite for risk, a scenario that, if we are correct, bodes well for our portion of the Fund to gain ground. We have consistently focused on stocks with low beta characteristics, high quality and attractive valuations. We intend to maintain such a strategy going forward.

Julius Baer: We remain enthusiastic about the long-term opportunities within Eastern and Central Europe. We view the region as having made significant improvements on many fronts, encouraged by the prospect of European Union (EU) membership and possible inclusion into the Eurozone. From a policy risk perspective, the ten emerging markets that joined the EU in 2004 differ little in our view from many of their developed EU counterparts. Structurally, these countries have also been quite successful in encouraging domestic demand, making them less susceptible to a slowdown elsewhere in the global economy. We are also constructive on India, where we have recently increased the Fund’s exposure. We see the Indian market as offering solid long-term growth potential, particularly within its banking sector.

We believe continental Europe remains relatively strong, and we remain overweighted to this region with a focus on those industries most prone to the wave of restructuring, mergers and acquisitions currently taking place. In Germany, we also maintain our focus on those companies likely to benefit from what we expect to be a strengthening domestic economy, such as retailers and real estate-related companies. After an extended period of underperformance, we feel German asset prices are inexpensive and expect a rebound given more positive economic data recently. Thus we maintain an overweighted exposure to the German equity market. In Italy, we continue to see opportunity for restructuring and efficiency gains within its banking industry as well as growth potential within the credit market, as demand for such products begins to converge toward European averages.

We have maintained the Fund’s underweighted allocation to the United Kingdom. The U.K. is traditionally a defensive market during challenging economic conditions, with the benchmark skewed toward companies in the utility, pharmaceutical, energy and food & beverage industries. However we remain concerned about the U.K.’s growth prospects and the impact this may have on the corporate sector. Much like the U.S., the U.K. has a high consumer debt load and a declining savings rate, presenting potential vulnerability for the U.K. consumer. We also have maintained the Fund’s underweighted exposure to Japan, which still poses valuation concerns. While many Japanese companies have undergone structural changes, a similar trend has been ongoing in Europe, which we believe offers more compelling valuation opportunities. Further, while the Japanese economy has made some progress, we continue to believe it has structural issues due to a heavy reliance on exports.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2006

Portfolio Highlights (Unaudited)
On November 30, 2006, the Fund had net assets invested in a diversified portfolio of:
Retail	29.6%
Residential	19.1%
Office Properties	18.5%
Hotel	10.3%
Warehouse/Industrial	6.6%
Diversified	6.3%
Storage	5.1%
Health Care	2.5%
Mortgage	1.0%
Investment Companies	1.0%
100.0%

An interview with David Ferguson and Team, Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the semiannual period?

Our objective is to provide current income and long-term capital growth through investments in a diversified portfolio of real estate companies, primarily Real Estate Investment Trusts (REITs). We seek to minimize issue-specific risk by limiting the maximum investment in any one security to 6% of net assets and by generally holding between 45 and 60 names. We also seek to diversify the portfolio by property sub-sector and by geography. Our long-standing security selection strategy is to look for companies with experienced management teams, a history of superior performance and a well-defined business plan. We are particularly interested in finding companies with the ability to grow both their earnings and dividends at a rate above the sector average.

REITs posted strong results over the six months ended November 30, 2006. Indeed, the NAREIT Equity REIT Index (the Index) produced a total return of 27.82% for the semiannual period, marking 6 1/2 straight years of outperformance relative to the broader equity market. All REIT sub-sectors produced solid double-digit returns for the period. The strong performance of REITs during these six months was partially set up by a moderate correction just before the start of the period, when the Index fell 11% from March 17 until May 24. Since that time, REITs rose rather steadily, with the only interruption of note being a 4% decline in the first week of November.

There were several factors supporting the strong performance of REITs for the period overall. First was the decline in U.S. Treasury yields. The 10-year Treasury yield peaked at 5.25% on June 28 and then fell 79 basis points (a basis point is 1/100th of one percentage point) to finish the period at 4.46%. Even with the sharp decline in Treasury yields, the solid increase in REIT share prices sustained the negative spread between REIT dividends and the 10-year Treasury yield. The average REIT yield at the end of the period was 3.59% compared to the 4.46% 10-year Treasury yield on November 30. Two other drivers for REIT performance during this semiannual period were improvement in underlying real estate fundamentals and continued demand for real estate investment by institutional investors. Such demand was evidenced by a number of high profile private equity buy-outs of REITs, punctuated on November 20 by the Blackstone Group’s announced plans to buy Equity Office Properties, the largest office REIT, in a deal with an equity value of $19 billion.

The Fund only slightly underperformed its benchmark, the NAREIT Equity REIT Index, for the six months ended November 30, 2006, with much of the underperformance attributable to holdings in hotels. In general, the hotel sub-sector was hurt by concerns over weakened consumer spending. However, we remain positive on this property segment, based on strong business travel trends and continued muted supply growth. Another detractor was the above-mentioned Equity Office Properties, which posted a robust 45.7% return, but in whose shares the Fund held a significantly underweighted position. From a sub-sector perspective, the Fund maintained overweighted positions in office, industrial, self-storage, hotels, apartments and retail holdings and underweighted exposure to health care and diversified properties during the semiannual period. The Fund’s positioning in office, industrial and self-storage boosted its relative results, more than offsetting the detracting effects of its allocations to health care and hotels. The Fund’s positioning in apartments, retail and diversified properties had a rather neutral effect on performance.

Would you give us some company-specific examples?

Two hotel operating companies that are not in the Index but which the Fund held positions in were Hilton Hotels and Starwood Hotels & Resorts Worldwide. While each of these companies produced positive absolute returns,

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2006

each underperformed the Index and thus hurt the Fund’s relative results. Two hotel REITs also detracted from Fund performance — LaSalle Hotel Properties and Sunstone Hotels.

On the positive side, we continued to see strong performance from SL Green Realty, a focused midtown Manhattan office REIT. Another solid performer for the Fund was specialty REIT Digital Realty, which focuses on data centers and Internet gateways. Health care REITS also performed well in general, with investments in Omega Healthcare and Nationwide Health Properties particularly strong performers. The best performer for the Fund during the period was Entertainment Properties, which owns movie theaters.

During the semiannual period, we decreased the Fund’s relative weightings in the apartment and hotel sub-sectors. Conversely, we increased the Fund’s relative exposure to the storage, diversified and health care sub-sectors. On a company level, we established a modest position in homebuilder Ryland Homes. The homebuilding sub-sector has seen a serious decline in operating fundamentals, and we are seeking to buy on weakness, building a small allocation in the area on an opportunistic basis when valuations look particularly attractive. We also added several longer-duration names to the portfolio with relatively attractive valuations. These included Realty Income, Omega Healthcare and new office REIT Douglass Emmett Properties. Overall, we expanded the total number of holdings in the Fund’s portfolio from 47 to 51 names, as we sought to diversify when many of the positions in the portfolio reached all-time highs during the period, and we sold them, taking profits.

What strategies do you intend to pursue over the coming months?

In our view, REITs remain an attractive alternative to bonds and stocks, and we expect property level fundamentals to continue to improve. At the same time, however, given the significant returns in the sector over the past few years, we feel investors need to temper their expectations for returns going forward.

Given this backdrop, we do not anticipate making any significant changes in our strategy over the near term, as we continue to see strong earnings and dividend growth in most sub-sectors, as strong demand has not been offset by increased supply. That said, we will likely look to decrease the Fund’s overweighted positions in the short-duration hotel and apartment sub-sectors over the coming months, especially if we begin to see supply exceed projected demand for space. We are most concerned about supply in apartments, where competition from condos and unsold single-family homes entering the rental market could pressure rent growth in 2007. As we proceed further into the real estate recovery, we may well enhance our focus on longer-duration sub-sectors, such as office, retail and health care, since these areas’ long-term leases tend to help insulate them from any economic or sector slowdown. Overall, we continue to favor growth-oriented REITs over income-oriented REITs. We also anticipate an increased focus on company management and company strategy as the current real estate cycle begins to slow. As always, we plan to continue to pursue a strategy of diversifying by property type, geography and company with an emphasis on stable or improving fundamentals.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance

November 30, 2006

Portfolio Highlights (Unaudited)
On November 30, 2006, the Limited Maturity Bond Fund had net assets invested in a diversified portfolio of:
Corporate Bonds	39.9%
U.S. Government Agency Securities	30.3%
U.S. Treasury Obligations	14.4%
Foreign Bonds	10.0%
Asset Backed Securities	4.2%
Investment Company	0.9%
Other	0.3%
100.0%

Portfolio Highlights (Unaudited)
On November 30, 2006, the Total Return Bond Fund had net assets invested in a diversified portfolio of:
U.S. Government Agency Securities	50.2%
Domestic Corporate Bonds	31.0%
U.S. Treasury Notes	7.4%
Commercial Mortgage Backed Securities	4.7%
Foreign Bonds	3.8%
Investment Company	1.9%
Asset Backed Security	1.0%
100.0%

An interview with Brian Gevry, David Dirk, Deborah Winch and Team,

Boyd Watterson Asset Management, LLC

Portfolio Managers

What factors affected the taxable bond market during the semiannual period?

The semiannual period was marked by mixed economic data, falling interest rates and low volatility. Economic growth slowed from its strong pace earlier in the year; the housing market cooled; and energy prices remained elevated but receded from lofty peaks. The Federal Reserve Board (the Fed) raised interest rates 25 basis points (0.25%) in June to a targeted federal funds rate of 5.25%. At subsequent meetings, the Fed adopted a wait-and-see policy, citing elevated core inflation readings as a concern.

Yields for two- through thirty-year Treasury securities fell during the period while the 3-month Treasury-bill rate rose 19 basis points (0.19%). The shape of the yield curve shifted from slightly upward sloping to inverted, meaning short-term yields were higher than long-term yields. Two-year Treasury yields fell 42 basis points (0.42%) and ten-year Treasury yields fell 66 basis points (0.66%). The two-year Treasury closed the period with a 4.61% yield, and the ten-year Treasury ended with a 4.46% yield, 79 basis points (0.79%) below the federal funds rate.

Historically, an inverted yield curve has signaled an impending recession. A key difference between historical inverted curves and today’s inverted curve is the level of interest rates. During previous periods when the yield curve inverted and a recession followed, interest rates were much higher. The Fed does not believe the current inverted curve is predicting a recession. In fact, the Fed tightened rates earlier in the year when the yield curve first inverted. Fed Chairman Ben Bernanke has expressed greater concern over inflation rather than softer economic growth, though he believes inflation will moderate before becoming a problem.

The market reacted optimistically to the Fed’s change in policy, believing slower economic growth will eventually lead to interest rate cuts. As investors priced in a lower federal funds rate and lower inflation, bonds posted solid gains during the semiannual period. Interest rate volatility remained low during the relatively benign environment. Longer maturities outperformed short maturities, and in the investment-grade market, BBB-rated bonds outperformed higher quality issues. High-yield corporate and emerging market bonds outperformed all other bond sectors, as the lack of volatility prompted investors to expand their risk tolerances. Among the investment-grade bond sectors, all sectors outperformed Treasuries. Corporate and Yankee* bonds were among the best-performing investment-grade sectors, followed by commercial mortgage-backed and mortgage-backed securities.

How did you manage the taxable bond funds during the semiannual period?

Our fixed income investment approach focuses primarily on moderate duration shifts to increase yield or protect principal in anticipation of interest rate movements. Additional opportunities for return may be generated by sector allocation, yield curve positioning, security selection and credit research.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — (Continued)

November 30, 2006

Limited Maturity Bond Fund’s goal is to seek as high a level of current income as is consistent with protection of capital. The Fund seeks to maintain an average weighted maturity of between one and five years. Total Return Bond Fund’s goal is to seek as high a level of income as is consistent with relative protection of capital. Subject to this objective, the total rate of return is considered in managing the Fund. The Fund generally maintains an average weighted maturity of between four and 15 years.

Both Limited Maturity Bond Fund and Total Return Bond Fund modestly underperformed their respective benchmarks, the Merrill Lynch U.S. Corporate & Government 1-5 Year Index and the Lehman Brothers Aggregate Bond Index, for the semiannual period. Each Fund was defensively positioned during the six-month period, with durations kept short relative to their respective benchmark indices in anticipation of extending duration during periods of rising interest rates. The short duration stance contributed to the Funds’ underperformance, as interest rates fell during the period. Returns were positively impacted, however, by our emphasis on generating income by overweighting non-Treasury fixed income sectors, which performed well.

In both Funds, we sold floating rate notes to prepare for lower interest rates, which we expect to see in the next twelve months. When interest rates fall, a floating rate note’s coupon resets to the lower rate, and income and capital gains decrease. In Total Return Bond Fund, we removed its barbell structure, whereby we emphasized bonds with maturities at the longer and shorter ends of the yield curve, in favor of a more bulleted structure, wherein we emphasized intermediate-term securities to prepare for a steepening yield curve. In Limited Maturity Bond Fund, we extended duration modestly.

Would you give us more specific examples?

In Limited Maturity Bond Fund, we reduced its holdings in agency securities to invest in asset-backed securities (ABS) and to increase its investments in Yankee bonds*. In Total Return Bond Fund, we decreased its exposure to Treasuries and agencies to add commercial mortgage-backed securities (CMBS). Both the ABS and CMBS are high quality, AAA-rated and provide good relative yield. We expect them to perform well in a slower growing economy due to lack of credit risk. In both Funds, we maintained an overweighted exposure to credit and mortgage-backed securities.

We also purchased select high quality high-yield corporate and emerging market debt. In general, we remained defensive in our credit positions by holding high quality credit and limiting lower quality credit to shorter maturities as credit spreads were still relatively narrow.

What strategies do you intend to pursue over the coming months?

In this stable to minimal volatility interest rate environment, capturing capital gains may prove difficult, so we expect income to be the major component of total return during the next few months. We believe short-term rates will fall over the next six to twelve months, and long-term rates should fluctuate around levels seen at the end of the semiannual period, eventually resulting in a steeper yield curve. We anticipate further moderating of economic growth but agree with the Fed that a recession is unlikely. Given our expectations of a curve steepening, we anticipate maintaining a concentration in intermediate-term securities in Total Return Bond Fund. In Limited Maturity Bond Fund, we anticipate implementing a more barbell-like structure to take advantage of high short-term yields and eventual gains in the three-to-five year area.

We expect the ten-year bond yield to move within a relatively narrow trading range of approximately 4.50% to 5.00% during the coming months. Fed Chairman Bernanke has indicated that he remains concerned about inflation, though he acknowledges slower economic growth. After 17 interest rate increases, the targeted federal funds rate remained at 5.25% at the end of November. We anticipate an eventual cut in the federal funds rate,

*	Yankees or Yankee bonds are dollar-denominated bonds issued in the U.S. by foreign banks and corporations.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — (Continued)

November 30, 2006

most likely within the first six months of 2007. We intend to keep the Funds’ durations slightly defensive near term to take advantage of higher yields for shorter maturities. In addition, we feel longer rates are near the lower end of their trading range and poised to rise soon, presenting opportunities for extending duration toward a more neutral stance.

We continue to like securitized products like ABS and CMBS, as we expect these securities to outperform in an environment where interest rates should be stable to slightly volatile and where weaker economic conditions will make credit spread tightening unlikely. Mortgage-backed securities should also perform well for the same reasons, with little risk of prepayments. The Funds maintained overweighted positions in both securitized products and mortgage-backed products, and we may add to their holdings in these sectors. We also intend to maintain the Funds’ overweighted positions in credit for additional yield rather than expected capital gains and their underweighted positions in government securities due to their low relative yields.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2006

Portfolio Highlights (Unaudited)
On November 30, 2006, the Maryland Tax-Exempt Bond Fund had net assets invested in Municipal Bonds of:
Maryland	89.8%
Puerto Rico	4.6%
District of Columbia	2.9%
Investment Companies	1.4%
Other	1.3%
100.0%
Portfolio Highlights (Unaudited)
On November 30, 2006, the net assets of the Tax-Exempt Limited Maturity Bond Fund were diversified into the following states (only the top 10 are listed):
Florida	14.1%
Pennsylvania	10.0%
New Jersey	9.6%
New York	9.6%
Maryland	9.2%
North Carolina	6.2%
Virginia	5.9%
Massachusetts	5.4%
South Carolina	4.4%
Arizona	3.6%
Other	22.0%
100.0%
Portfolio Highlights (Unaudited)
On November 30, 2006, the net assets of the National Tax-Exempt Bond Fund were diversified into the following states (only the top 10 are listed):
New York	7.8%
California	7.5%
Pennsylvania	7.5%
Maryland	7.3%
Virginia	6.9%
Florida	5.7%
Colorado	5.6%
Michigan	4.9%
New Jersey	4.9%
Georgia	4.4%
Other	37.5%
100.0%

An interview with Ronald M. Shostek, Amy Heiser and Team, Mercantile Capital Advisors, Inc.

Portfolio Managers

What factors affected the tax-exempt bond markets during the semiannual period?

The policies of the Federal Reserve Board (the Fed) and moderating economic growth had the greatest effect on the tax-exempt bond markets during the semiannual period. The Fed raised interest rates by 0.25% on June 29th, bringing the targeted federal funds rate to 5.25%. Following this 17th consecutive rate hike, the Fed then finally paused, keeping interest rates steady through the remainder of the period with a bias toward “inflation risk.” Further out on the yield curve, the 10-year U.S. Treasury peaked at 5.25% in late June and then rallied rather steadily through the end of November, with its yield falling to approximately 4.45%. The only exception to this move toward lower yields was a short-lived sell-off in October. The Treasury rally was based on several factors. These included a decelerating economy, a slowing housing market, tepid consumer spending despite lower gasoline and oil prices, moribund job growth, and expectations of continued moderation of inflation.

The rest of the yield curve acted in a similar manner to the 10-year Treasury, with the two-year Treasury starting June near 5.00%, peaking in late June at 5.28% and then sliding to 4.62% at the end of November, and the 30-year Treasury moving from 5.20% at the beginning of June, peaking at 5.28% as well in late June and falling all the way to 4.56% at the end of November. All told, the Treasury yield curve was inverted out to the 20 year to 30 year segment of the curve, meaning shorter-term yields were higher than longer-term yields. The yield curve inversion, which some economists say foretells an economic slowdown or recession, has indeed coincided with weakness in recent economic data. For example, Gross Domestic Product has moved from 2.6% during the second quarter to approximately 2.2% during the third quarter. Nonfarm payroll growth has averaged only 134,000 per month over the last seven months, and labor costs have been revised downward sharply. Headline inflation has declined to 1.3% due primarily to lower energy costs, but the core inflation rate remains higher at a 2.7% annualized rate. Hourly wages have increased, but appear to have peaked for this cycle.

The tax-exempt yield curve, which historically remains steeper than its taxable counterparts, flattened considerably during the time period. Yields on the two-year AAA-rated municipal bond moved from 3.57% at the start of June to 3.45% on November 30, while the yield on the 10-year AAA-rated municipal bond went from nearly 4.00% to 3.56%, and the yield on the 30-year AAA-rated municipal bond moved from 4.48% to 3.91% over the six months.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2006

Within the national tax-exempt bond market, issuance of municipal bonds was $326 billion in 2006 through November 30, 13.5% below 2005’s record levels, with reduced refunding issues the primary reason for the decline. New money issuance actually increased from over the same time frame last year. Demand for municipal bonds from leveraged investors, such as hedge funds and closed-end municipal bond funds, remained strong, a significant reason for the flattening of the tax-exempt yield curve. Demand from retail investors, however, was tepid, given the flattening of the yield curve, with floating rate securities yielding more than one-to-seven year maturities. Still, mutual fund inflows remained strong, although most of the inflows went into high yield municipal bond funds, as investors chased yield. Demand for floaters, or instruments with a variable interest rate, was solid, although supply remained sizable due to relatively low yields, issuers selling floating rate debt and using an interest rate swap1 to reduce their costs, and tender option bond programs2 growing in size and funding themselves in the floater market. Property & casualty insurers remained solid buyers in the intermediate segment of the yield curve, as their profitability remained robust. During the semiannual period, Maryland’s fixed issuance was $2.3 billion, which was higher than usual, despite the decline in national issuance. As a result, credit spreads of Maryland bonds remained wider than historical norms. Maryland’s retail demand for municipal bonds, similar to that seen nationally, remained lukewarm given lower yield levels.

Credit ratings within the tax-exempt bond market generally remained stable to improving, as a relatively steady though slowing economy kept tax and/or cash flows to issuers rather solid. Maryland’s Aaa rating remained unchanged by Moody’s and Standard & Poor’s, although its tax revenues appear to be below projections in part due to the slowing housing market. Nearly all of Maryland’s local issuers’ ratings also remained stable during the six-month period.

How did you manage the tax-exempt bond funds during the semiannual period?

We kept each of the tax-exempt bond funds defensively positioned at the start of the semiannual period, with duration short relative to their respective benchmark indices. Each of the three funds also had something of a “barbell structure,” whereby they had overweighted positions in cash and cash equivalents and in longer maturity bonds and an underweighted position in intermediate maturity bonds. Premium coupon bonds, while still predominant, were complimented with par coupon bonds in Tax-Exempt Limited Maturity Bond Fund and with discount coupon bonds in National Tax-Exempt Bond Fund and Maryland Tax-Exempt Bond Fund. Through these lower coupon bonds, we were able to add yield for the funds. The average coupon still remained above 5% in all three funds. We brought Maryland Tax-Exempt Bond’s position in hospital bonds up to a slightly overweighted position.

As yields fell throughout the summer and fall, and the tax-exempt yield curve flattened, we sold bonds in the 3-year to 5-year segment of the yield curve in all three funds, and we purchased longer-maturity bonds and floating rate securities that in combination had a neutral effect on duration. We carried out this strategy in anticipation that the tax-exempt yield curve would continue to flatten.

The “kicker” structure we had employed in each of the three portfolios, whereby large-coupon bonds were priced to a call date usually much sooner than the stated maturity, was less prevalent as were the funds’ holdings in prerefunded bonds.3 Indeed, we sold some prerefunded bonds during the period, as these bonds underperformed

[1]	An interest rate swap is a contract between two parties resulting in an agreement to swap the income streams from two different sources. Swaps are considered derivatives, or investments whose value is derived from that of one or more securities, indexes, currencies, or other reference data.
[2]	Tender option bond programs are programs in which investors effectively earn the fixed rates on long term bonds whose purchase is financed by paying something close to the Bond Market Association Municipal Swap Index rate. This leveraged trade, where investors borrow at low short rates to earn significantly higher returns further out on the yield curve, is referred to as the “carry trade.”
[3]	Prerefunding is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are safely invested, usually in Treasury securities which, in turn, are held in escrow collateralizing the first bond. Given that the prerefunded bonds become, essentially, fully tax-exempt U.S. Treasury securities and no longer represent the credit risk profile of the original borrower, they often increase in value — sometimes significantly.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2006

recently due primarily to the preponderance of them. Still, the funds’ maintained their underweighted positions compared to their respective benchmark indices in prerefunded bonds. Toward the end of the period, we also sold a few discount coupon bonds that had rallied and become either par or slightly premium bonds. We replaced these formerly discount bonds with larger premium and noncallable bonds.

The portfolios’ credit quality, as always, remained high. As of November 30, 2006, each portfolio’s average quality rating was Aa1/AA+, as rated by Moody’s and Standard & Poor’s, respectively. Given our focus on high credit quality, there was actually little difference in yield spreads between sectors during the period. Thus, our bond selection more heavily emphasized maturity and bond structure. In all, Maryland Tax-Exempt Bond Fund outperformed its benchmark index, the Lehman Quality Intermediate Index, for the semiannual period. For the same time frame, National Tax-Exempt Bond Fund and Tax-Exempt Limited Maturity Bond Fund only modestly lagged their benchmark indices, the Lehman Quality Intermediate Index and the Lehman Mutual Fund Short Index, respectively.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2006

Would you give us more specific examples of what helped and hurt each of the tax-exempt bond funds?

Having a relatively short duration throughout the period hurt each of the funds’ relative performance most, as tax-exempt yields fell over the six months. The conservative nature of the funds and their higher credit quality portfolios also detracted somewhat from their semiannual results, as lower quality bonds outperformed higher quality bonds during the period.

On the positive side, our emphasis on premium coupon bonds benefited the funds from an income standpoint, and the remaining “kicker” structure left in the portfolios provided a yield benefit, as did the discount coupon bonds, which performed well in a declining rate environment. A few bonds in the portfolios were prerefunded during these six months, which further boosted the funds’ relative performance. Finally, the “barbell structuring” of the portfolios added relative value to each of the funds, as the tax-exempt bond yield curve flattened.

What strategies do you intend to pursue over the coming months?

We believe tax-exempt interest rates will likely remain range-bound over the near term, with a bias toward lower yields as soon as it becomes apparent that the Fed will have to start lowering interest rates. At that point, we believe the tax-exempt yield curve will most likely stop flattening and begin to steepen, with short-term yields falling more than those further out on the yield curve. Currently, the federal funds futures market is anticipating a 0.25% cut in the targeted federal funds rate by the Fed’s May 9, 2007 meeting, though this expectation will no doubt ebb and flow as different pieces of economic data are reported. The primary uncertainty at the end of November was over the timing of the Fed’s first move. Other key questions currently are: Does inflation moderate enough in the near term to ease Fed worries? How much more does the housing slowdown have to go, or has it already bottomed? Will the housing slowdown carry over into the rest of the economy and cause a continued slowing of economic growth? As long as such uncertainty is present, we believe the Treasury yield curve will remain inverted and the tax-exempt yield curve historically flat. We also expect volatility to increase as change in Fed policy becomes apparent. Another source of increased bond market volatility could be large movements in and out of commodities and other markets by hedge funds. Given this view and less favorable supply/demand dynamics, we believe municipal bonds should perform in line with or only slightly lag U.S. Treasuries over the coming months.

We intend to keep the funds’ duration slightly below their respective benchmarks for the near term, as we believe yields have reached the lower end of their range, with a tilt toward “barbell” portfolio structures. At the same time, we will not hesitate to adjust duration to a shorter or longer stance or to adjust the portfolios’ yield curve positioning, as the timing of a shift in Fed policy and/or the economic and inflationary picture becomes clearer.

What factors affected the taxable bond market during the semiannual period?

The semiannual period was marked by mixed economic data, falling interest rates and low volatility. Economic growth slowed from its strong pace earlier in the year; the housing market cooled; and energy prices remained elevated but receded from lofty peaks. The Federal Reserve Board (the Fed) raised interest rates 25 basis points (0.25%) in June to a targeted federal funds rate of 5.25%. At subsequent meetings, the Fed adopted a wait-and-see policy, citing elevated core inflation readings as a concern.

Yields for two- through thirty-year Treasury securities fell during the period while the 3-month Treasury-bill rate rose 19 basis points (0.19%). The shape of the yield curve shifted from slightly upward sloping to inverted, meaning short-term yields were higher than long-term yields. Two-year Treasury yields fell 42 basis points (0.42%) and ten-year Treasury yields fell 66 basis points (0.66%). The two-year Treasury closed the period with a 4.61% yield, and the ten-year Treasury ended with a 4.46% yield, 79 basis points (0.79%) below the federal funds rate.

Historically, an inverted yield curve has signaled an impending recession. A key difference between historical inverted curves and today’s inverted curve is the level of interest rates. During previous periods when the yield

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2006

curve inverted and a recession followed, interest rates were much higher. The Fed does not believe the current inverted curve is predicting a recession. In fact, the Fed tightened rates earlier in the year when the yield curve first inverted. Fed Chairman Ben Bernanke has expressed greater concern over inflation rather than softer economic growth, though he believes inflation will moderate before becoming a problem.

The market reacted optimistically to the Fed’s change in policy, believing slower economic growth will eventually lead to interest rate cuts. As investors priced in a lower federal funds rate and lower inflation, bonds posted solid gains during the semiannual period. Interest rate volatility remained low during the relatively benign environment. Longer maturities outperformed short maturities, and in the investment-grade market, BBB-rated bonds outperformed higher quality issues. High-yield corporate and emerging market bonds outperformed all other bond sectors, as the lack of volatility prompted investors to expand their risk tolerances. Among the investment-grade bond sectors, all sectors outperformed Treasuries. Corporate and Yankee* bonds were among the best-performing investment-grade sectors, followed by commercial mortgage-backed and mortgage-backed securities.

How did you manage the taxable bond funds during the semiannual period?

Our fixed income investment approach focuses primarily on moderate duration shifts to increase yield or protect principal in anticipation of interest rate movements. Additional opportunities for return may be generated by sector allocation, yield curve positioning, security selection and credit research.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

Mercantile Funds, Inc.

PRIME MONEY MARKET FUND

Schedule of Portfolio Investments

November 30, 2006

(Unaudited)

	Par (000)	Value
U.S. GOVERNMENT AGENCY SECURITIES — 11.6%
Federal Farm Credit Bank — 1.1%
Floating Rate Notes
5.19%, 1/22/07(a)	$10,000	$10,001,114

		10,001,114

Federal Home Loan Bank — 7.7%
Floating Rate Notes
4.47%, 2/22/07	12,000	12,000,000
4.52%, 3/2/07(a)	10,500	10,500,000
4.26%, 5/4/07(b)	15,000	14,988,762
5.19%, 5/15/07(a)	10,900	10,899,845
Notes
5.27%, 11/21/07	9,500	9,499,723
5.20%, 10/17/07	9,200	9,193,699
5.50%, 8/21/07	5,000	5,000,000

		72,082,029

Fannie Mae — 0.9%
Floating Rate Notes
5.26%, 12/22/06(a)	8,500	8,499,984

		8,499,984

Freddie Mac — 1.9%
Notes
4.80%, 2/20/07	8,250	8,250,000
4.75%, 1/22/07	9,250	9,250,000

		17,500,000

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $108,083,127)		108,083,127

CERTIFICATES OF DEPOSIT — 11.1%
HBOS Treasury Services,
5.28%, 1/31/07	5,000	4,998,359
BNP Paribas,
5.32%, 2/14/07	20,000	20,000,000
Canadian Imperial Bank of Commerce,
5.32%, 12/13/06	20,500	20,500,000
Chase Manhattan,
5.26%, 12/8/06	18,000	18,000,000
Credit Suisse,
5.28%, 12/6/06	6,300	6,299,997
Deutsche Bank Finland,
5.39%, 10/16/07	9,200	9,200,000
HBOS Treasury Services,
4.75%, 12/4/06	6,450	6,449,587
Toronto Dominion,
5.32%, 3/12/07	18,500	18,500,000

TOTAL CERTIFICATES OF DEPOSIT
(Cost $103,947,943)		103,947,943

COMMERCIAL PAPER — 56.0%
Asset Backed Securities — 26.4%
Amsterdam Funding Corp.,
5.24%, 12/15/06(c)	19,000	18,961,282
Barton Capital LLC,
5.26%, 1/3/07(c)	18,000	17,913,210

	Par (000)	Value
COMMERCIAL PAPER — Continued
Asset Backed Securities — Continued
Fairway Finance Corp.,
5.26%, 1/17/07(c)	18,500	18,373,077
Fountain Square Community Funding,
5.25%, 1/16/07(c)(d)	$12,000	$11,919,500
Grampian Funding, LLC,
5.25%, 2/15/07(c)	20,000	19,778,333
Kitty Hawk Funding Corp.,
5.26%, 12/20/06(c)	16,000	15,955,582
Old Line Funding,
5.25%, 12/6/06(c)	19,500	19,485,781
Park Avenue Receivables,
5.24%, 1/24/07(c)	20,138	19,979,715
Sheffield Receivables,
5.26%, 1/4/07(c)	22,000	21,890,709
Stratford Receivables,
5.28%, 1/5/07(c)(d)	20,000	19,897,334
Thames Asset Global Securities,
5.25%, 12/12/06(c)(d)	19,000	18,969,521
Three Pillars Funding,
5.26%, 12/18/06(c)	20,000	19,950,322
Windmill Funding Corp.,
5.25%, 1/25/07(c)	23,500	23,312,588

		246,386,954

Foreign Banks — 14.4%
Societe Generale,
5.25%, 1/8/07	11,500	11,436,271
Societe Generale North America,
5.29%, 2/26/07	18,000	18,000,000
ABN AMRO,
5.24%, 12/11/06	18,000	17,973,800
Barclays US Funding, LLC,
5.22%, 1/10/07	22,000	21,872,400
CBA (Delaware) Finance,
5.24%, 12/20/06	25,000	24,930,861
Dexia Delaware, LLC.,
5.23%, 2/28/07	25,000	24,677,066
HBOS Treasury Services,
5.25%, 2/15/07	16,200	16,020,621

		134,911,019

Broker/Dealer — 5.7%
Greenwich Capital Holdings,
5.23%, 1/8/07	18,000	17,900,630
UBS Delaware Finance,
5.29%, 12/1/06	35,000	35,000,000

		52,900,630

Banking & Financial Services — 6.3%
Toyota Motor Credit Corp.,
5.23%, 1/4/07	20,000	19,901,211
Bank of America North America Corp.,
5.25%, 12/1/06	2,000	2,000,000
Bank of America Corp.,
5.24%, 2/15/07	6,894	6,817,737

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

PRIME MONEY MARKET FUND

Schedule of Portfolio Investments — Concluded

November 30, 2006

(Unaudited)

	Par (000)	Value
COMMERCIAL PAPER — Continued
Banking & Financial Services — Continued
Citigroup Funding,
5.25%, 1/9/07	$30,000	$29,829,375

		58,548,323

Utilities — Electrical & Electronic — 3.2%
General Electric Capital Corp.,
5.23%, 1/12/07	30,000	29,816,950

		29,816,950
TOTAL COMMERCIAL PAPER
(Cost $522,563,876)		522,563,876

CORPORATE BONDS — 1.5%
Wells Fargo & Company,
5.45%, 3/23/07	9,000	9,002,915
Toyota Motor Credit Corp,
5.34%, 10/15/07	5,000	5,001,627
TOTAL CORPORATE BONDS
(Cost $14,004,542)		14,004,542

TREASURY BILLS — 2.7%
U.S. Treasury Bills,
5.22%, 12/15/06	25,000	24,949,250

TOTAL TREASURY BILLS
(Cost $24,949,250)		24,949,250

REPURCHASE AGREEMENTS — 16.5%
Merril Lynch Securities
(Agreement dated 11/30/06 to be repurchased at $60,008,767 collateralized by $61,430,000 (Value $61,184,280) U.S. Treasury Notes, 5.17%, due 12/28/06) 5.26%, 12/1/06	30,000	30,000,000
Bank of America Securities, LLC
(Agreement dated 11/30/06 to be repurchased at $30,004,383 collateralized by $60,000,000 (Valued $30,835,677) U.S. STRIPS, 4.90%, due 02/15/21) 5.26%, 12/1/06	30,000	30,000,000
Wachovia Securities
(Agreement dated 11/30/06 to be repurchased at $34,004,968 collateralized by $23,292,000 (Value $34,811,888) U.S. Treasury Notes, 11.25% due 02/15/15) 5.26%, 12/1/06	34,000	34,000,000
Morgan Stanley Securities
(Agreement dated 11/30/06 to be repurchased at $30,004,383 collateralized by $21,825,000 (Value $30,750,632) U.S. Treasury Notes, 9.00%, due 11/15/18) 5.26%, 12/1/06	30,000	30,000,000

	Par (000)	Value
REPURCHASE AGREEMENTS — Continued
Cantor Securities
(Agreement dated 11/30/06 to be repurchased at $30,004,400 collateralized by $30,800,000 (Value $30,676,862) U.S. Treasury Notes, 5.17%, due 12/28/06) 5.28%, 12/1/06	$30,000	$30,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $154,000,000)		154,000,000

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 1.6%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (See Notes)	15,403	15,402,910

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $15,402,910)		15,402,910

INVESTMENT COMPANIES — 3.5%
Blackrock Provident Institutional Funds — Temp Fund	308,489	308,489
Goldman Sachs Financial Square Prime Obligations Fund	150,541	150,541
Merrill Lynch Premier Institutional Fund	542,320	542,320
Morgan Stanley Liquidity Prime Fund	31,596,626	31,596,626

TOTAL INVESTMENT COMPANIES
(Cost $32,597,976)		32,597,976

TOTAL INVESTMENT IN SECURITIES — 104.5%
(Cost $975,549,624)(e)		975,549,624
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.5)%		(41,568,716)

NET ASSETS — 100.0%		$933,980,908

(a)	Variable or floating rate security. Rate disclosed is as of November 30, 2006.
(b)	A portion or all the share amounts are temporarily on loan to an unaffiliated broker/dealer.
(c)	4-2 security exempt from registration under the Securities Act of 1933. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid pursuant to procedures approved by the Board of Directors.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid pursuant to procedures approved by the Board of Directors.
(e)	Aggregate cost for financial reporting and Federal income tax purposes.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GOVERNMENT MONEY MARKET FUND

Schedule of Portfolio Investments

November 30, 2006

(Unaudited)

	Par (000)	Value
U.S. GOVERNMENT AGENCY SECURITIES — 65.6%
Fannie Mae — 17.4%
Discount Notes
5.30%, 12/13/06	$7,216	$7,203,393
5.15%, 12/27/06 — 2/21/07(b)	12,389	12,320,621
5.17%, 12/29/06(b)	7,000	6,971,852
5.29%, 1/3/07(b)	8,302	8,262,211
5.10%, 1/5/07(b)	5,000	4,975,208
5.14%, 1/24/07(b)	5,000	4,961,450
5.20%, 1/24/07(b)	5,000	4,961,037
5.05%, 2/5/07	5,000	4,953,708
5.13%, 2/16/07(b)	5,000	4,945,138
2.75%, 3/8/07	4,000	3,973,644
5.03%, 4/4/07	5,000	4,913,458
Floating Rate Notes
5.26%(a), 12/22/06	4,000	3,999,993
Notes
2.20%, 12/4/06(b)	5,000	4,998,791
3.55%, 2/16/07(b)	5,000	4,981,422

		82,421,926

Federal Farm Credit Bank — 7.9%
Discount Notes
5.14%, 12/5/06	7,000	6,996,002
5.19%, 12/8/06 — 12/12/06	9,546	9,534,055
5.16%, 12/18/06	9,856	9,831,984
Floating Rate Notes 5.18%, 12/20/06(a)	5,000	5,000,000
5.19%, 1/22/07(a)	6,000	6,000,668

		37,362,709

Federal Home Loan Bank — 20.5%
Discount Notes
5.17%, 12/6/06(b)	7,000	6,994,978
5.19%, 12/8/06	7,000	6,992,936
5.20%, 12/13/06	7,000	6,987,960
5.11%, 12/22/06(b)	7,000	6,979,134
5.10%, 12/27/06	4,973	4,954,683
5.12%, 12/29/06(b)	7,000	6,972,124
5.11%, 1/17/07	12,923	12,836,062
Floating Rate Notes
4.47%, 2/22/07(a)(b)	6,000	6,000,000
4.51%, 3/1/07(a)(b)	4,085	4,085,000
4.41%, 5/4/07	2,500	2,498,127
5.19%, 5/15/07(a)	4,000	3,999,986
Notes
3.38%, 12/14/06	6,500	6,495,644
2.35%, 1/16/07	5,300	5,280,395
5.50%, 8/21/07	2,000	2,000,000
5.20%, 10/17/07	4,500	4,496,918
5.27%, 11/21/07	5,000	4,999,854
5.30%, 12/5/07	4,500	4,500,000

		97,073,801

	Par (000)	Value
U.S. GOVERNMENT AGENCY SECURITIES — Continued
Freddie Mac — 19.8%
Discount Notes
5.02%, 12/1/06	$6,000	$6,000,000
5.08%, 12/12/06	7,000	6,988,942
5.12%, 12/18/06	3,040	3,032,650
5.12%, 12/21/06(b)	7,000	6,980,108
5.08%, 12/26/06(b)	5,000	4,982,344
5.13%, 12/27/06	6,000	5,977,770
5.11%, 12/29/06(b)	6,000	5,976,153
5.09%, 1/2/07 — 1/9/07	14,000	13,929,730
5.20%, 1/30/07	5,000	4,956,733
5.14%, 2/20/07	5,000	4,942,175
5.14%, 4/13/07	5,000	4,905,053
Notes
2.88%, 12/15/06(b)	5,000	4,995,444
4.75%, 1/22/07	4,750	4,750,000
4.10%, 2/9/07	4,500	4,489,770
3.63%, 2/15/07(b)	6,000	5,979,189
5.35%, 11/21/07	5,000	5,000,000

		93,886,061

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $310,744,497)		310,744,497

REPURCHASE AGREEMENTS — 31.5%
Bank of America Securities, LLC
(Agreement dated 11/30/06 to be repurchased at $30,004,383 collateralized by $61,975,000 (Valued $30,774,321) U.S. STRIPS, 4.90%, due 02/15/21) 5.26%, 12/1/06	30,000	30,000,000
Cantor Securities
(Agreement dated 11/30/06 to be repurchased at $30,004,400 collateralized by $30,800,000 (Value $30,676,862) U.S. Treasury Bill, 5.17%, due 12/28/06) 5.28%, 12/1/06	30,000	30,000,000
Merrill Lynch Securities
(Agreement dated 11/30/06 to be repurchased at $30,004,383 collateralized by $30,715,000 (Value $30,592,140) U.S. Treasury Notes, 5.17%, due 12/28/06) 5.26%, 12/1/06	30,000	30,000,000
Morgan Stanley Securities
(Agreement dated 11/30/06 to be repurchased at $30,004,383 collateralized by $22,095,000 (Value $30,736,742) U.S. Treasury Notes, 8.875%, due 08/15/07) 5.26%, 12/1/06	30,000	30,000,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GOVERNMENT MONEY MARKET FUND

Schedule of Portfolio Investments — Concluded

November 30, 2006

(Unaudited)

	Par (000)	Value
REPURCHASE AGREEMENTS — Continued
Wachovia Securities (Agreement dated 11/30/06 to be repurchased at $29,004,237 collateralized by $19,867,000 (Value $29,692,932) U.S. Treasury Notes, 11.25% due 02/15/15)
5.26%, 12/1/06	$29,000	$29,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $149,000,000)		149,000,000

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 21.0%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (See Notes)	99,403	99,403,377

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $99,403,377)		99,403,377

	Par (000)	Value
TREASURY BILL — 2.1%
U.S. Treasury Bills,
5.22%, 12/15/06	10,000	9,979,700

TOTAL TREASURY BILL
(Cost $9,979,700)		9,979,700

	Shares	Value
INVESTMENT COMPANIES — 4.1%
BlackRock Provident Institutional Funds — Fed Fund	2,791,594	2,791,594
Goldman Sachs Financial Square Government Fund	16,480,406	16,480,406
Merrill Lynch Government Money Market Fund	115,945	115,945

TOTAL INVESTMENT COMPANIES
(Cost $19,387,945)		19,387,945

TOTAL INVESTMENT IN SECURITIES — 124.3%
(Cost $588,515,519) (c)		588,515,519
LIABILITIES IN EXCESS OF OTHER ASSETS — (24.3)%		(114,944,026)

NET ASSETS — 100.0%		$473,571,493

(a)	Variable or Floating Rate Security. Rate disclosed is as of November 30, 2006.
(b)	A portion or all the share amounts are temporarily on loan to an unaffiliated broker/dealer.
(c)	Aggregate cost for financial reporting and Federal income tax purposes.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Schedule of Portfolio Investments

November 30, 2006

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — 98.4%
Alaska — 1.1%(a)
Valdez Alaska Marine Terminal, RB, VRDB, BP Pipelines, Inc. Project, 3.65%, 12/1/06	$2,500	$2,500,000

Arizona — 3.2%
Salt River Agriculture Improvement & Power Agency, RB, TECP, LIQ: Wells Fargo, Marshalll & Isley, Bank One, Morgan Guaranty, Bank of New York, Bank of America, 3.50%, 12/1/06	7,000	7,000,000

California — 5.6%(a)
California Department of Water & Power Resources and Power Supply, RB, VRDB, LOC: Dexia Credit Local, 3.36%, 12/7/06	2,000	2,000,000
City of Fremont, COP, VRDB, Maintenance Center & Fire Project, INS: AMBAC, SPA: Dexia Credit Local, 3.36%, 12/7/06	6,320	6,320,000
Orange County Transportation Authority Toll Road, RB, VRDB, INS: AMBAC, SPA: JP Morgan, Dexia Credit Local, 3.36%, 12/7/06	4,000	4,000,000

		12,320,000

Connecticut — 1.9%(a)
Connecticut State, GO, VRDB, SPA: Bayerische Landesbank, 3.45%, 12/7/06	1,650	1,650,000
Connecticut State, GO, VRDB, SPA: Landesbank Hessen-Thuringen Girozentrale, 3.53%, 12/7/06	2,500	2,500,000

		4,150,000

District of Columbia — 2.3%(a)
District of Columbia, RB, VRDB, George Washington University, INS: MBIA, SPA: Bank of America, 3.50%, 12/6/06	5,000	5,000,000

	Par (000)	Value

MUNICIPAL BONDS — Continued
Florida — 2.7%
Jacksonville Electric Authority, RB, TECP, SPA: Dexia Credit Local, 3.50%, 12/6/06	$4,000	$4,000,000
Sarasota County Florida Public Hospital, RB, VRDB, INS: AMBAC, 3.75%, 12/1/06(a)	1,865	1,865,000

		5,865,000

Georgia — 1.4%
Cobb County, GO, 4.50%, 12/29/06	3,000	3,001,912

Illinois — 0.4%(a)
Cook County Community Construction, GO, VRDB, Schaumburg Township, SPA: Heleba, 3.50%, 12/6/06	1,000	1,000,000

Louisiana — 1.4%(a)
St. Charles Parish, RB, VRDB, PCRB, Shell Oil Company Project, 3.64%, 12/1/06	3,050	3,050,000

Maryland — 14.0%
City of Baltimore IDA, RB, VRDB, Capital Acquisition, LOC: Bayerische Landesbank, 3.50%, 12/6/06(a)	2,000	2,000,000
Howard County, Maryland, GO, TECP, INS: State Street, 3.48%, 12/6/06	6,000	6,000,000
Maryland Health & Higher Education, RB, TECP, Johns Hopkins University, 3.49%, 12/1/06	4,500	4,500,000
Maryland State Economic Development Corp., RB, VRDB, U.S. Pharmacopeial INS: AMBAC, SPA: Bank of America, 3.75%, 12/1/06(a)	5,850	5,850,000
Maryland State, GO, 5.00%, 2/1/07	1,000	1,002,608
Montgomery County, VRDB, GO, SPA: Dexia Credit Local, 3.75%, 12/1/06(a)	3,150	3,150,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Schedule of Portfolio Investments — Continued

November 30, 2006

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
University Systems of Maryland, COP, VRDB, College Park Business School, LOC: Bank of America, 3.53%, 12/7/06(a)	$3,800	$3,800,000
Washington Suburban Sanitary District, GO, VRDB, SPA: Landesbank Hessen-Thrgn, 3.45%, 12/6/06(a)	2,275	2,275,000
Washington Suburban Santary District, GO, 5.00%, 6/1/07	2,000	2,014,685

		30,592,293

Massachusetts — 7.0%(a)
Massachusetts State Water Resources Authority, RB, VRDB, LIQ: Landesbank Hessen Thuringen, 3.73%, 12/7/06	2,325	2,325,000
Massachusetts State Water Revenue Authority, RB, VRDB, INS: AMBAC, SPA: Dexia Credit Local, Bank of Nova Scotia, 3.48%, 12/6/06	4,295	4,295,000
Massachusetts State, GO, VRDB, SPA: Bank of america, 3.73%, 12/1/06	2,500	2,500,000
Massachusetts State, GO, VRDB, SPA: State Street, 3.65%, 12/1/06	4,165	4,165,000
Massachusetts State, GO, VRDB, SPA: State Street Bank and Trust, 3.48%, 12/6/06	2,000	2,000,000

		15,285,000

Michigan — 1.7%(a)
University of Michigan, RB, VRDB, Medical Service Plan, 3.57%, 12/1/06	1,700	1,700,000
University of Michigan, RB, VRDB, University Hospital, 3.52%, 12/6/06	2,000	2,000,000

		3,700,000

	Par (000)	Value

MUNICIPAL BONDS — Continued
Minnesota — 2.5%
Rochester Minnesota Health Facilities Mayo Foundation, RB, TECP
92A, 3.54%, 1/11/07	$3,000	$3,000,000
92B, 3.54%, 1/11/07	2,400	2,400,000

		5,400,000

Missouri — 2.1%
Missouri State Health & Educational Facilities, RB, VRDB, Cox Health Systems, INS: AMBAC, SPA: Bank of Nova Scotia, 3.75%, 12/7/06(a)	2,250	2,250,000
Missouri State Health & Educational Facilities, RB, VRDB, Washington University Project, SPA: Morgan Guaranty Trust
3.50%, 12/6/06(a)	840	840,000
3.50%, 12/6/06(a)	350	350,000
Missouri State Highway Funding, RB, 5.25%, 2/1/07	1,250	1,253,183

		4,693,183

New Hampshire — 0.7%(a)
New Hampshire Health & Higher Education, Dartmouth College, RB, VRDB, SPA: JP Morgan, 3.48%, 12/6/06	1,475	1,475,000

New York — 4.2%(a)
Long Island Power Authority, RB, VRDB, INS: MBIA, SPA: Credit Suisse First Boston, 3.48%, 12/6/06	1,315	1,315,000
New York City E5, GO, VRDB, LOC: JP Morgan, 3.52%, 12/7/06	1,500	1,500,000
New York City Transitional Financial Authority, RB, VRDB, New York City Recovery, SPA: Bank of New York, 3.48%, 12/6/06	2,375	2,375,000
New York City, GO, VRDB, LOC: JP Morgan, 3.48%, 12/1/06	4,100	4,100,000

		9,290,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Schedule of Portfolio Investments — Continued

November 30, 2006

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — Continued
North Carolina — 4.9%(a)
City of Durham, COP, VRDB, SPA: Wachovia Bank of North Carolina, 3.53%, 12/7/06	$300	$300,000
North Carolina Educational Facilities, Financial Agency Revenue, RB, VRDB, Duke University Project, 3.61%, 12/7/06	5,420	5,420,000
University of North Carolina, RB, VRDB, 3.50%, 12/6/06	3,800	3,800,000
Winston Salem Community Treatment Facilities Partnership, COP, VRDB, SPA: Dexia Credit Local, 3.47%, 12/7/06	1,200	1,200,000

		10,720,000

Ohio — 0.6%(a)
State Air Quality Development Authority, RB, VRDB, LOC: Wachovia Bank, 3.62%, 12/1/06	1,300	1,300,000

Oregon — 1.2%(a)
Oregon State, GO, VRDB, SPA: Morgan Guaranty Trust, 3.53%, 12/6/06	2,600	2,600,000

Pennsylvania — 4.2%(a)
Delaware County IDA, RB, VRDB, General Electric
3.48%, 12/6/06	2,200	2,200,000
3.48%, 12/6/06	1,550	1,550,000
Pennsylvania State Turnpike Revenue, RB, VRDB, SPA: Westdeutsche Landesbank, Bayerische Landesbank, Gironzentrale, Landesbank Baden, Wurtemburg, 3.55%, 12/7/06	3,485	3,485,000
Pennsylvania State University, RB, VRDB, SPA: Westdeutsche Landesbank, 3.47%, 12/7/06	2,000	2,000,000

		9,235,000

	Par (000)	Value

MUNICIPAL BONDS — Continued
South Carolina — 2.9%
Berkeley County, RB, PCRB, VRDB, GTD, Amoco Chemical Company Project, 3.65%, 12/1/06(a)	$3,300	$3,300,000
South Carolina Public Services, RB, TECP, LIQ: Dexia Credit Local, 3.50%, 1/3/07	3,000	3,000,000

		6,300,000

Texas — 13.1%
Dallas Texas Area Rapid Transit Authority, RB, TECP, LIQ: Westdeutsche Landsbank, Landsbank Hessen-Thrgn, 3.53%, 2/15/07	6,950	6,950,000
Harris County Texas, GO, TECP, Bank of Nova Scotia, 3.50%, 2/7/07	6,000	6,000,000
Houston Texas, GO, TECP, LIQ: Helba, Dexia, 3.53%, 1/10/07	6,000	6,000,000
Red River Educational Finance Corporation, RB, VRDB, Texas Christian University Project, 3.50%, 12/6/06(a)	3,100	3,100,000
San Antonio Gas & Electric, RB, TECP, LIQ: Bank of America, State Street, 3.54%, 1/17/07	2,200	2,200,000
Texas Board of Regents, RB, TECP, Texas A&M University, 3.60%, 2/9/07	1,500	1,500,000
Texas Public Finance Authority, GO, TECP, 3.54%, 2/13/07	3,000	3,000,000

		28,750,000

Utah — 5.4%
Intermountain Power Agency, RB, INS: AMBAC, SPA: Landesbank Hessen Thuringen, 3.60%, 12/1/06(a)	2,000	2,000,000
Intermountain Power Agency, RB, TECP, INS: AMBAC, 3.56%, 12/14/06	2,000	2,000,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Schedule of Portfolio Investments — Concluded

November 30, 2006

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — Continued
Utah — Continued
Intermountain Power Agency, RB, TECP, SPA: Bank of Nova Scotia, 3.53%, 2/8/07	$4,000	$4,000,000
Salt Lake County, RB, VRDB, PCRB, Service Station Holdings Project, BP Amoco, 3.65%, 12/1/06(a)	3,900	3,900,000

		11,900,000

Virginia —11.6%
IDA Of Hampton, RB, TECP, Sentara Health System, LIQ: Wachovia Bank, 3.53%, 3/7/07	3,000	3,000,000
Loudoun County IDA, RB, VRDB, Howard Hughes Medical Institute
3.73%, 12/1/06(a)	3,000	3,000,000
3.53%, 12/6/06(a)	4,155	4,155,000
Peninsula Port Authority of Virginia, RB, TECP, LIQ: U.S. Bank, 3.49%, 12/5/06	4,005	4,005,000
University Of Virginia, 3.50%, 1/3/07	4,000	4,000,000
Virginia State, Public Building Authority, RB, SPA: Dexia Credit Local, 3.45%, 12/7/06(a)	7,300	7,300,000

		25,460,000

	Shares/Par (000)	Value

Washington — 2.3%
King County Sewer, RB, TECP, SPA: Bayerische Landesbank, 3.60%, 12/7/06	$5,000	$5,000,000

TOTAL MUNICIPAL BONDS
(Cost $215,587,388)		215,587,388

INVESTMENT COMPANIES — 1.8%
Black Rock Provident Institutional Funds — MuniFund	242,475	242,475
Goldman Sachs Financial Square Tax-Free Money Market Fund	3,758,586	3,758,586

TOTAL INVESTMENT COMPANIES
(Cost $4,001,061)		4,001,061

TOTAL INVESTMENT IN SECURITIES — 100.2%
(Cost $219,588,449)(b)		219,588,449
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(523,466)

NET ASSETS — 100.0%		$219,064,983

(a)	Variable or Floating Rate Security. Rate disclosed is as of November 30, 2006.
(b)	Aggregate cost for financial reporting and Federal income tax purposes.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Schedule of Portfolio Investments

November 30, 2006

(Unaudited)

	Shares	Value

COMMON STOCKS — 98.9%
Consumer Discretionary — 12.7%
Apollo Group, Inc.(a)(b)	190,700	$7,397,253
Comcast Corp. - Class A(a)(b)	85,850	3,473,491
Getty Images, Inc.(a)(b)	51,030	2,229,501
Home Depot, Inc.	278,280	10,566,292
Kohl’s Corp.(a)	30,800	2,143,680
Nike, Inc.(b)	52,120	5,157,274
OSI Restaurant Partners, Inc.	101,710	3,976,861
Regis Corp.	59,480	2,278,679
Target Corp.	84,580	4,913,252
Time Warner, Inc.	428,360	8,627,170
Urban Outfitters, Inc.(a)(b)	407,380	9,076,426

		59,839,879

Consumer Staples — 8.8%
Del Monte Foods Co.	324,360	3,662,024
Nestle ADR	64,910	5,729,502
Pepsico, Inc.	102,000	6,320,940
Procter & Gamble Co.	127,510	8,006,353
Sysco Corp.(b)	140,780	5,046,963
Unilever PLC- Sponsored ADR	229,280	6,174,510
Walgreen Co.	161,460	6,537,516

		41,477,808

Energy — 11.2%
Apache Corporation	109,650	7,667,824
BP PLC — ADR	58,520	3,984,042
ConocoPhillips	177,760	11,963,248
Exxon Mobil Corp.	188,162	14,452,723
Halliburton Co.(b)	182,840	6,169,022
Patterson-UTI Energy, Inc.	195,880	5,427,835
Peabody Energy Corp	58,390	2,686,524

		52,351,218

Financial Services — 16.8%
AFLAC Incorporated	149,800	6,612,172
Allstate Corporation	106,890	6,785,377
American International Group, Inc.,	177,680	12,494,458
Capital One Financial Corporation(b)	125,890	9,804,313
Citigroup, Inc.	252,260	12,509,573
Freddie Mac	90,860	6,102,158
Legg Mason, Inc.(b)	29,629	2,825,422
Lehman Brothers Holding, Inc.	49,780	3,667,293
Wachovia Corp.	173,170	9,384,082
Willis Group Holdings Ltd.	213,190	8,583,029

		78,767,877

Health Care — 13.7%
Abbott Laboratories	91,740	4,280,588
Biomet, Inc.	134,340	5,079,396
Boston Scientific Corp.(a)	665,700	10,531,374

	Shares	Value

COMMON STOCKS — Continued
Health Care — Continued
Cephalon, Inc.(a)(b)	80,270	$6,009,012
Coventry Health Care, Inc.	76,700	3,691,571
Genzyme Corp.(a)	132,950	8,561,980
Johnson & Johnson	67,870	4,473,312
Kinetic Concepts, Inc.(a)	101,320	3,677,916
Medtronic, Inc.	171,300	8,929,869
Pfizer, Inc.	338,170	9,296,293

		64,531,311

Industrials — 8.7%
Danaher Corp.(b)	45,360	3,316,723
Eaton Corporation	68,850	5,306,958
General Electric Co.	320,890	11,320,999
Goodrich Corporation	92,160	4,147,200
Ingersoll Rand Co.	82,850	3,231,979
ITT Corporation	83,100	4,483,245
United Technologies	138,810	8,957,409

		40,764,513

Information Technology — 21.7%
Accenture Ltd.	179,990	6,065,663
Cisco Systems(a)	412,240	11,081,011
Dell Computer Corp.(a)	236,140	6,432,454
Ebay, Inc.(a)	156,220	5,053,717
EMC Corp.(a)	855,950	11,221,505
Intel Corp.	309,095	6,599,178
Jabil Circuit, Inc.	79,340	2,250,082
Maxim Integrated Products	283,930	8,938,116
Microchip Technology Inc.	149,310	5,092,964
Microsoft	482,240	14,144,099
Oracle Corp.(a)	291,710	5,551,241
Symantec Corp.(a)(b)	317,190	6,724,428
Texas Instruments Incorporated	229,990	6,796,205
YAHOO!, Inc.(a)(b)	215,850	5,825,792

		101,776,455

Materials & Processing — 1.3%(b)
Rohm & Haas Co.	113,220	5,912,348

Telecommunications — 3.3%
AT&T, Inc.(b)	166,930	5,660,597
QUALCOMM Inc.	89,160	3,262,364
Sprint Nextel Corp.	343,828	6,708,084

		15,631,045

Utilities — 0.7%
Exelon Corp.	52,660	3,198,042

TOTAL COMMON STOCKS
(Cost $390,068,780)		464,250,496

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Schedule of Portfolio Investments — Concluded

November 30, 2006

(Unaudited)

	Par (000)	Value

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 13.9%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (See Notes)	$65,219	$65,219,421

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $65,219,421)		65,219,421

REPURCHASE AGREEMENT — 0.2%
Morgan Stanley Securities
(Agreement dated 11/30/06 to be repurchased at $799,117 collateralized by $830,000 (Value $816,636) U.S. Treasury Notes, 3.00%, due 11/15/07) 5.26%, 12/1/06	799	799,000

TOTAL REPURCHASE AGREEMENTS
(Cost $799,000)		799,000

TOTAL INVESTMENT IN SECURITIES — 113.0%
(Cost $456,005,280)(c)		530,268,917
LIABILITIES IN EXCESS OF OTHER ASSETS — (13.0)%		(60,808,734)

NET ASSETS — 100.0%		$469,460,183

(a)	Non-income producing security.
(b)	A portion or all the share amounts are temporarily on loan to an unaffiliated broker/dealer.
(c)	Aggregate cost for Federal income tax purposes is $457,654,129. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$80,779,012
Excess of tax cost over value	$(8,164,224)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY INCOME FUND

Schedule of Portfolio Investments

November 30, 2006

(Unaudited)

	Shares	Value

COMMON STOCKS — 99.0%
Consumer Discretionary — 11.8%
Apollo Group, Inc.(a)	27,940	$1,083,793
Clear Channel Communications, Inc.	16,290	572,756
Home Depot, Inc.	76,600	2,908,502
Liz Claiborne, Inc.	29,740	1,271,385
OSI Restaurant Partners, Inc.	25,010	977,891
Regis Corp.	32,460	1,243,542
Target Corp.	20,040	1,164,124
Time Warner, Inc.	134,830	2,715,476

		11,937,469

Consumer Staples — 3.9%
Avon Products	20,940	683,482
Del Monte Foods Co.	70,150	791,993
Procter & Gamble Co.	10,230	642,342
Unilever PLC-Sponsored ADR(b)	39,550	1,065,081
Wal-Mart Stores, Inc.	15,887	732,391

		3,915,289

Energy — 12.9%
Apache Corporation	19,970	1,396,502
BP PLC — ADR	20,760	1,413,341
ChevronTexaco Corp.	32,350	2,339,552
ConocoPhillips	53,720	3,615,356
Exxon Mobil Corp.	40,410	3,103,892
Patterson-UTI Energy, Inc.	42,410	1,175,181

		13,043,824

Financial Services — 24.5%
Allstate Corporation	17,070	1,083,604
American International Group, Inc.,	40,190	2,826,161
Bank of America Corp.	70,560	3,799,656
Capital One Financial Corporation(b)	26,370	2,053,696
Chubb Corp.	22,590	1,169,258
Citigroup, Inc.	81,660	4,049,519
Endurance Specialty Holdings Limited	46,540	1,746,646
Freddie Mac	23,820	1,599,751
J.P. Morgan Chase & Co.	20,720	958,922
Lincoln National Corp.	8,160	518,894
Wachovia Corp.	54,521	2,954,493
Wells Fargo Co.	13,890	489,484
Willis Group Holdings Ltd.	37,770	1,520,620

		24,770,704

Health Care — 13.0%
Abbott Laboratories	19,480	908,937
Boston Scientific Corp.(a)	154,210	2,439,602
Cephalon, Inc.(a)(b)	12,300	920,778
Coventry Health Care, Inc.	16,440	791,257

	Shares	Value

COMMON STOCKS — Continued
Health Care — Continued
Eli Lilly and Company	13,780	$738,470
Health Management Associates, Inc.	68,560	1,405,480
Johnson & Johnson	12,310	811,352
Kinetic Concepts, Inc.(a)	27,790	1,008,777
Pfizer, Inc.	133,380	3,666,616
Wyeth Co.	8,980	433,555

		13,124,824

Industrials — 6.8%
Eaton Corporation	13,350	1,029,018
General Electric Co.	55,510	1,958,393
Goodrich Corporation	17,560	790,200
Ingersoll Rand Co.	18,340	715,443
Masco Corporation(b)	35,350	1,014,192
Tyco International, Ltd.	43,980	1,332,154

		6,839,400

Information Technology — 15.2%
CDW Corp.(b)	14,240	1,003,920
Cisco Systems(a)	40,130	1,078,694
Dell Computer Corp.(a)	67,760	1,845,783
EMC Corp.(a)	133,340	1,748,087
Flextronics International Ltd(a)	66,780	751,275
Intel Corp.	100,360	2,142,686
Jabil Circuit, Inc.	36,740	1,041,946
Maxim Integrated Products	58,970	1,856,376
Microsoft	61,240	1,796,169
Symantec Corp.(a)(b)	78,800	1,670,560
Texas Instruments Incorporated	16,680	492,894

		15,428,390

Materials & Processing — 3.9%
Alcoa, Inc.	27,410	854,370
Dow Chemical Company	51,430	2,057,714
Du Pont E I De Nemours	10,310	483,848
Rohm & Haas Co.	10,830	565,543

		3,961,475

Telecommunications — 5.8%
AT&T, Inc.(b)	62,700	2,126,157
Sprint Nextel Corp.	68,420	1,334,874
Verizon Communications(b)	40,420	1,412,275
Vodafone Group ADR	38,311	1,009,878

		5,883,184

Utilities — 1.2%
Exelon Corp.	11,350	689,286
PNM Resources	16,020	491,814

		1,181,100

TOTAL COMMON STOCKS
(Cost $81,284,382)		100,085,659

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY INCOME FUND

Schedule of Portfolio Investments — Concluded

November 30, 2006

(Unaudited)

	Par (000)	Value

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 8.8%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (See Notes)	$8,845	$8,845,147

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $8,845,147)		8,845,147

REPURCHASE AGREEMENT — 0.8%
Bank of America Securities, LLC
(Agreement dated 11/30/06 to be repurchased at $802,117 collateralized by $1,625,000 (Valued $823,805) U.S. STRIPS, 8.13%, due 05/15/21), 5.26%, 12/1/06	802	802,000

TOTAL REPURCHASE AGREEMENT
(Cost $802,000)		802,000

TOTAL INVESTMENT IN SECURITIES — 108.6%
(Cost $90,931,529)(c)		109,732,806
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.6)%		(8,645,615)

NET ASSETS — 100.0%		$101,087,191

(a)	Non-income producing security.
(b)	A portion or all the share amounts are temporarily on loan to an unaffiliated broker/dealer.
(c)	Aggregate cost for Federal income tax purposes is $91,335,957. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$19,730,511
Excess of tax cost over value	$(1,333,662)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Schedule of Portfolio Investments

November 30, 2006

(Unaudited)

	Shares	Value

COMMON STOCKS — 98.7%
Consumer Discretionary — 14.7%
Apollo Group, Inc.(a)	15,830	$614,046
Comcast Corp. — Class A(a)(b)	17,100	691,866
Kohl’s Corp.(a)	7,250	504,600
Lowe’s Companies, Inc.	34,440	1,038,710
Nestle ADR	8,740	771,466
Nike, Inc.	5,650	559,068
Regis Corp.	21,420	820,600
Target Corp.	14,480	841,143
Urban Outfitters, Inc.(a)	59,910	1,334,795

		7,176,294

Consumer Staples — 7.6%
Pepsico, Inc.	17,670	1,095,010
Procter & Gamble Co.	16,940	1,063,663
Sysco Corp.	23,950	858,607
Walgreen Co.	17,000	688,330

		3,705,610

Energy — 5.3%
Apache Corporation	11,400	797,202
Halliburton Co.	19,080	643,759
Peabody Energy Corp	11,540	530,955
Smith International, Inc.(b)	14,730	623,963

		2,595,879

Financial Services — 6.1%
AFLAC Incorporated	12,080	533,211
American International Group, Inc.,	14,480	1,018,234
Capital One Financial Corporation(b)	12,640	984,403
Legg Mason, Inc.(b)	4,575	436,272

		2,972,120

Health Care — 15.1%
Abbott Laboratories	14,360	670,038
Alcon, Inc.(b)	2,910	318,994
Biomet, Inc.	18,190	687,764
Boston Scientific Corp.(a)	48,390	765,530
Cephalon, Inc.(a)(b)	9,890	740,365
Eli Lilly and Company	10,005	536,168
Genzyme Corp.(a)	17,600	1,133,440
Kinetic Concepts, Inc.(a)	15,020	545,226
Medtronic, Inc.	18,940	987,342
Pfizer, Inc.	34,925	960,088

		7,344,955

Industrials — 12.9%
Danaher Corp.(b)	13,850	1,012,712
General Electric Co.	39,710	1,400,969
Ingersoll Rand Co.	9,040	352,650
ITT Corporation	10,980	592,371
Precision Castparts Corp.	13,700	1,033,802
United Technologies	18,780	1,211,874
Uti Worldwide Inc	23,490	700,002

		6,304,380

Information Technology — 36.2%
Accenture Ltd.	26,280	885,636
Adobe Systems, Inc.(a)	15,540	623,620
Altera Corp.(a)	30,450	605,650
Applied Materials & Processing, Inc.	27,320	491,214
Broadcom Corp. Class A(a)	9,640	316,481
Cisco Systems(a)	67,040	1,802,035

	Shares	Value

COMMON STOCKS — Continued
Cognos, Inc(a)	13,260	$542,467
Dell Computer Corp.(a)	14,780	402,607
Ebay, Inc.(a)	29,350	949,472
EMC Corp.(a)	89,900	1,178,589
Intel Corp.	46,620	995,337
Maxim Integrated Products	23,860	751,113
Microsoft	94,950	2,784,883
Oracle Corp.(a)	37,870	720,666
QUALCOMM Inc.	22,220	813,030
Symantec Corp.(a)(b)	37,910	803,692
Tessera Technologies, Inc.(a)	12,480	472,618
Texas Instruments Incorporated	34,890	1,030,999
Websense, Inc.(a)	14,050	358,978
YAHOO!, Inc.(a)(b)	42,530	1,147,885

		17,676,972

Telecommunications — 0.8%
Rogers Communications, Inc.	6,180	378,278

TOTAL COMMON STOCKS
(Cost $40,209,156)		48,154,488

	Par (000)	Value
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 12.9%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (See Notes)	$6,297	6,297,367

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $6,297,367)		6,297,367

REPURCHASE AGREEMENT — 0.3%
Banc of America Securities LLC,
(Agreement Dated 11/30/06 to be repurchased at $152,022 collateralized by $152,000 (Value $156,417) U.S. STRIPS, 8.13%, due 05/15/21) 5.26%, 12/1/06	152	152,000

TOTAL REPURCHASE AGREEMENT
(Cost $152,000)		152,000

TOTAL INVESTMENT IN SECURITIES — 111.9%
(Cost $46,651,497)(c)		54,603,855
LIABILITIES IN EXCESS OF OTHER ASSETS — (11.9)%		(5,790,965)

NET ASSETS — 100.0%		$48,812,890

(a)	Non-income producing security.
(b)	A portion or all the share amounts are temporarily on loan to an unaffiliated broker/dealer.
(c)	Aggregate cost for Federal income tax purposes is $46,870,864. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$ 8,874,606
Excess of tax cost over value	$(1,141,615)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Schedule of Portfolio Investments

November 30, 2006

(Unaudited)

	Shares	Value

COMMON STOCKS — 96.9%
Autos & Transportation — 3.6%
Alexander & Baldwin, Inc.	29,600	$1,306,840
Kirby Corp.(a)	33,700	1,214,548
Knight Transportation(b)	79,450	1,399,909
Saia Inc.(a)	14,500	359,455
Skywest, Inc.	30,800	777,392
Thor Industries, Inc.(b)	16,500	746,790
Universal Truckload Services, Inc.(a)	33,000	786,720
Wabtec	48,500	1,593,225
YRC Worldwide, Inc.(a)(b)	15,500	600,625

		8,785,504

Consumer Discretionary — 20.6%
A.H. Belo Corp.	32,000	582,400
Advisory Board(a)	29,000	1,608,630
American Greetings Corp., CL A	33,900	807,159
Applebee’s International, Inc.(b)	48,300	1,098,825
BJ’S Restaurant, Inc.(a)(c)	273,600	5,679,936
Borders Group, Inc.	48,800	1,117,520
Brinks Co.	24,400	1,369,816
Carters, Inc.(a)	41,000	1,129,960
Casella Waste Systems, CL A(a)	56,100	612,051
Cato Corp.	49,550	1,176,317
CEC Entertainment, Inc.(a)(b)	30,200	1,202,262
Chipotle Mexican Grill, CL A(a)(b)	33,400	1,935,530
Coach, Inc.(a)	47,200	2,039,512
Dollar Tree Stores, Inc.(a)(b)	38,700	1,161,387
First Cash Financial Services, Inc.(a)(b)	106,900	2,183,967
Furniture Brands Intl.(b)	24,300	418,446
Guitar Center, Inc.(a)(b)	33,800	1,484,496
Gymboree Corp.(a)	57,100	2,272,580
Hibbett Sporting Goods(a)(b)	67,419	2,125,047
Insight Enterprises, Inc.(a)	34,200	687,420
Kenneth Cole Productions, Inc.(b)	20,500	489,950
Lenox Group, Inc.(a)	18,600	113,460
Life Time Fitness, Inc.(a)(b)	34,000	1,676,540
Meredith Corp.	19,300	1,044,130
Petsmart, Inc.	26,400	780,912
PRICELINE.COM, Inc.(a)(b)	21,900	864,831
Ross Stores, Inc.	36,100	1,118,739
Service Corp. International	124,500	1,228,815
Sonic Corp.(a)(b)	59,918	1,406,875
Stages Stores, Inc.(b)	34,050	1,125,012
The Men’s Wearhouse, Inc.	21,300	815,790
Tractor Supply Co.(a)(b)	16,900	804,440
Tuesday Morning Corp.(b)	35,300	621,280
Under Armour, Inc., CL A(a)(b)	58,600	2,749,512
United Stationers, Inc.(a)	18,300	848,754
WMS Industries Inc.(a)	42,200	1,467,716
Wolverine World Wide	33,000	958,980
Zale Corp.(a)(b)	46,300	1,424,651

		50,233,648

	Shares	Value

COMMON STOCKS — Continued
Consumer Staples — 1.2%
Bunge Ltd.(b)	10,000	$705,000
Constellation Brands, Inc.(a)	38,600	1,080,028
Del Monte Foods Co.	96,000	1,083,840

		2,868,868

Energy — 4.9%
Alpha Natural Resources, Inc.(a)	39,600	623,700
Arch Coal, Inc.	23,600	847,240
Basic Energy Services, Inc.(a)	65,300	1,650,131
Carbo Ceramics, Inc.(b)	31,700	1,233,447
Grey Wolf, Inc.(a)(b)	110,100	779,508
Input/Output, Inc.(a)(b)	141,100	1,530,935
Newfield Exploration Co.(a)	29,400	1,463,238
TODCO, Class A(a)	18,800	752,188
W-H Energy Services, Inc.(a)	30,500	1,456,375
Whiting Petroleum Corp.(a)	34,300	1,646,400

		11,983,162

Financial Services — 17.7%
American Equity Investment	51,900	674,700
Amerisafe, Inc.(a)	149,100	2,036,706
Ashford Hospitality Trust(b)	60,400	792,448
Bank of Hawaii Corp.	30,300	1,564,389
BankUnited Financial Corp.	43,900	1,119,450
Boston Private Financial(b)	43,300	1,175,595
Brandywine Realty Trust(b)	48,722	1,712,578
Camden Property Trust(a)	16,800	1,339,464
Colonial Bancgroup, Inc.	71,000	1,732,400
Delphi Financial Group	51,750	2,095,875
Education Realty Trust, Inc.	30,000	471,900
Euronet Worldwide, Inc.(a)(b)	45,200	1,496,572
First Midwest Bancgroup, Inc.	20,400	759,900
First Republic Bank	34,200	1,372,104
Greater Bay Bancorp	44,700	1,150,578
Harleysville Group	18,500	657,860
Highland Hospitality	63,700	903,266
Independent Bank Corp.	13,700	470,732
Infinity Property & Casualty Corp.	22,700	1,024,905
KBW Inc.(a)	2,000	53,260
MAF Bancorp, Inc.	23,700	1,042,563
Midwest Banc Holdings, Inc.(b)	50,500	1,176,650
NBT Bancorp, Inc.	22,300	551,925
Ohio Casualty Corporation	39,100	1,142,111
Platinum Underwriters	39,900	1,214,157
Portfolio Recovery Associates, Inc.(a)(b)	38,600	1,762,090
Protective Life Corporation	20,600	972,732
Provident Bankshares	36,800	1,356,816
RAIT Investment Trust(b)	54,100	1,803,153
Signature Bank(a)	43,100	1,386,096
Stancorp Financial Group	22,200	1,008,102
Sterling Financial	59,716	2,003,472

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Schedule of Portfolio Investments — Continued

November 30, 2006

(Unaudited)

	Shares	Value

COMMON STOCKS — Continued
Financial Services — Continued
Triad Guaranty, Inc.(a)	22,300	$1,199,740
United Fire & Casualty	34,600	1,221,380
Washington Real Estate Investment Trust	22,500	964,575
WR Berkley Corp.(b)	48,000	1,683,360

		43,093,604

Health Care — 12.5%
Align Technology, Inc.(a)(b)	52,600	690,638
Arrow International, Inc.	28,400	992,296
Cardiome Pharacuticals(a)	47,900	556,119
CombinatoRx, Inc.(a)(b)	38,000	344,660
Community Health Systems Inc.(a)	25,400	889,000
Conceptus, Inc.(a)(b)	65,900	1,511,087
CV Therapeutics(a)(b)	79,700	954,806
Digene Corp.(a)(b)	34,700	1,773,170
Home Diagnostics Inc.(a)(b)	41,600	486,720
Immucor, Inc.(a)	44,363	1,193,351
Keryx Biopharmaceuticals(a)(b)	80,700	1,113,660
MGI Pharma, Inc.(a)(b)	64,600	1,225,462
Micrus Endovascular Corp.(a)	107,400	2,113,632
Nastech Pharmaceutical(a)(b)	128,100	2,387,784
Nektar Therapeutics(a)(b)	37,600	620,776
Nutri/System Inc.(a)(b)	32,300	2,230,315
Owens & Minor, Inc.	35,400	1,098,462
PDL Biopharma, Inc(a)(b)	78,500	1,782,735
Pediatrix Medical Group, Inc.(a)	29,000	1,396,350
Rigel Pharmaceuticals, Inc.(a)(b)	85,900	944,041
Steris Corp.	41,400	1,065,636
Telik, Inc.(a)(b)	98,200	1,670,382
United Therapeutics Corp.(a)(b)	40,800	2,375,376
Universal Health Services, Inc.	16,800	927,528

		30,343,986

Information Technology — 15.7%
Acxiom Corp.	50,500	1,258,460
Akamai Technologies(a)(b)	47,800	2,335,986
Allot Communications(a)(b)	50,853	592,946
Arris Group Inc.(a)	101,800	1,214,474
BEA Systems, Inc.(a)(b)	93,500	1,287,495
Bell Microproducts(a)(b)	65,100	447,888
Brocade Communications Systems, Inc.(a)(b)	74,400	688,200
Checkpoint Systems, Inc.(a)(b)	42,000	805,560
CommScope, Inc.(a)	46,000	1,387,820
Compuware Corp.(a)	169,600	1,422,944
Emulex Corp.(a)	142,800	2,980,236
Factset Research Systems, Inc.	18,900	999,432
Finisar Corporation(a)(b)	354,000	1,355,820
FMC Corp.	16,500	1,169,520
Informatica Corp.(a)	56,400	679,620
Marchex, Inc.(a)(b)	74,600	1,021,274

	Shares	Value

COMMON STOCKS — Continued
Information Technology — Continued
Microsemi Corp.(a)	74,100	$1,530,165
Netgear, Inc.(a)(b)	28,700	746,200
Occam Networks ,Inc.(a)	21,400	341,972
Parametric Technology Corp.(a)	70,900	1,372,624
Powerwave Technologies, Inc.(a)(b)	215,200	1,379,432
Premiere Global Services, Inc.(a)	98,700	804,405
QAD, Inc.	40,500	332,100
Rackable Systems, Inc.(a)(b)	50,400	1,794,744
SiRF Technology Holdings, Inc.(a)(b)	43,100	1,317,136
Stanley Inc.,(a)(b)	17,400	291,798
Sybase, Inc.(a)	47,500	1,137,150
Synopsys, Inc.(a)	49,100	1,254,505
Tessera Technologies, Inc.(a)	37,300	1,412,551
Tibco Software, Inc.(a)	153,100	1,425,361
Trident Microsystems, Inc.(a)	63,400	1,330,132
Verifone Holdings, Inc.(a)	63,100	2,130,256

		38,248,206

Materials & Processing — 12.3%
Albemarle Corp.	20,400	1,422,696
Beazer Homes USA, Inc.	20,700	945,162
Bowater Inc.(b)	39,300	856,740
Ceradyne Inc.(a)(b)	44,000	2,324,080
Chaparral Steel Co.	23,400	1,088,100
Crown Holdings, Inc.(a)	69,000	1,421,400
Dynamic Materials Corp.(b)	71,800	2,067,840
Gilbraltar Industries, Inc.	31,600	692,356
Griffon Corp.(a)(b)	30,300	722,352
Harsco Corp.	15,300	1,193,859
Hexcel Corp.(a)(b)	45,700	818,030
Insituform Technologies(a)	17,700	455,244
IPSCO, Inc.	13,100	1,340,523
M.D.C. Holdings, Inc.,	14,400	822,672
Macdermid, Inc.	35,500	1,159,075
Mueller Industries, Inc.	29,600	1,009,360
Mueller Water Products Inc.(b)	33,200	514,600
NCI Building Systems, Inc.(a)(b)	33,700	1,859,566
Physicians Formula Holdings, Inc.(a)	34,600	633,180
Polyone Corp.(a)	90,500	695,040
Spartech	33,600	1,005,312
Texas Industries(b)	14,800	1,010,100
The Timberland Company, CL A(a)	11,900	371,875
The Timken Company	25,300	752,422
Valspar Corp.	33,200	928,936
Volcom, Inc.(a)(b)	42,800	1,387,148
Walter Industries, Inc.(b)	16,100	774,249
Westlake Chemical Corp.	23,600	772,900
Williams Scotsman International, Inc.(a)	44,300	883,785

		29,928,602

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Schedule of Portfolio Investments — Concluded

November 30, 2006

(Unaudited)

	Shares/Par (000)	Value

COMMON STOCKS — Continued
Producer Durables — 5.9%
Crane Co.	26,500	$1,009,650
Cymer, Inc.(a)(b)	25,200	1,190,700
Entegris, Inc.(a)	71,500	762,190
ESCO Technologies, Inc.(a)(b)	29,500	1,306,850
First Solar, Inc.(a)	31,100	880,130
KB Home	11,600	599,604
Lincoln Electric Holdings, Inc.	41,300	2,513,105
Polycom, Inc.(a)	70,600	2,036,104
Symmetricom, Inc.(a)(b)	124,100	1,088,357
Technitrol, Inc.	40,800	1,121,184
Varian Semiconductor Equipment(a)(b)	31,300	1,243,549
WCI Communities, Inc.(a)(b)	25,700	477,506

		14,228,929

Utilities — 2.5%
Basin Water, Inc.(a)(b)	88,800	621,600
Black Hills Corp.	16,800	599,928
El Paso Electric Co.(a)	41,500	1,030,860
Fairpoint Communications, Inc.	36,500	674,155
Otter Tail Corp.	28,700	882,238
PNM Resources	39,050	1,198,835
Southwest Gas Corp.	30,900	1,159,986

		6,167,602

TOTAL COMMON STOCKS
(Cost $176,218,433)		235,882,111

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 29.1%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (See Notes)	$70,935	70,934,662

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $70,934,662)		70,934,662

	Shares/Par (000)	Value

U.S. GOVERNMENT AGENCY SECURITIES — 3.5%
Fannie Mae — 0.7%
Discount Notes
5.16%, 12/1/06	$1,200	$1,199,828
5.10%, 12/8/06	500	499,423

		1,699,251

Federal Farm Credit Bank — 0.3%
Discount Notes,
5.17%, 12/13/06	800	798,505

Federal Home Loan Bank — 0.7%
Discount Notes,
5.18%, 12/1/06	1,700	1,699,755

Freddie Mac — 1.8%
Discount Notes
5.08%, 12/12/06	2,350	2,345,941
5.12%, 12/18/06	1,000	997,410
5.18%, 12/19/06	1,000	997,266

		4,340,617

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $8,539,358)		8,538,128

TOTAL INVESTMENT IN SECURITIES — 129.5%
(Cost $255,692,453)		315,354,901
LIABILITIES IN EXCESS OF OTHER ASSETS — (29.5)%		(71,930,544)

NET ASSETS — 100.0%		$243,424,357

(a)	Non-income producing security.
(b)	A portion or all the share amounts are temporarily on loan to an unaffiliated broker/dealer.
(c)	Security is restricted as to resale and is illiquid.
(d)	Aggregate cost for Federal income tax purposes is $256,303,319. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$64,911,200
Excess of tax cost over value	$(5,859,618)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments

November 30, 2006

(Unaudited)

	Shares	Value

COMMON STOCKS — 96.7%
Australia — 1.9%
Billiton	66,329	$1,372,187
Bluscope Steel, Ltd.	91,523	577,473
Brambles Industries Ltd.(a)(b)	23,830	241,888
CSL Ltd.	8,339	390,014
Fosters Brewing	1,249,511	6,592,920
John Fairfax Holdings Ltd.(b)	43,474	178,297
Newcrest Mining	97,542	1,991,752
Orica Ltd.	93,294	1,765,942
Publishing And Broadcasting Ltd.	11,002	180,661
Rio Tinto Ltd.(b)	19,394	1,134,966

		14,426,100

Austria — 1.7%
Erste Bank Der Oester	26,476	1,928,632
Immoeast Immoblien Anagen(a)	9,632	130,098
Immofinanz Immobilien Anlagen AG(a)	78,648	1,034,171
OMV AG	18,902	1,013,720
Raiffeisen International Bank-Holding AG(b)	10,289	1,209,877
Telekom Austria AG	240,624	6,372,711
Wiener Stadtische Allgemeine Versicherung AG	9,098	624,789
Wienerberger Baustoffindustrie AG	17,959	956,488

		13,270,486

Belgium — 2.0%
Almancora Communications	8,822	1,159,452
Fortis	20,241	825,272
Fortis NL	154,724	6,306,401
KBC Bancassurance Holding	61,948	6,968,606

		15,259,731

Bermuda — 0.1%
Central European Media Enterprises Ltd.(a)	6,623	486,062

British Virgin Islands — 0.0%
Rennshares Utilities Ltd.(a)(g)	68,938	157,634

Bulgaria — 0.0%
Bulgaria Compensation Notes(a)(g)	86,497	29,340
Bulgaria Housing Compensation Notes(a)(g)	46,870	18,580
Bulgaria Registered Compensation Vouchers(a)(g)	19,166	7,315

		55,235

Canada — 0.5%
Bema Gold Corp.	90,253	490,866
Eldorado Gold Corp.	27,008	153,750
Encana Corp.	28,378	1,486,254

	Shares	Value

COMMON STOCKS — Continued
Canada — Continued
Ivanhoe Mines Ltd.	73,810	$685,222
Potash Corporation of Saskatchewan, Inc.	7,856	1,106,844

		3,922,936

China — 0.1%
China Life Insurance Co. Ltd.	146,934	358,159
Shenzhen Chiwan Wharf Holdings Ltd.	40,040	69,339
Weiqiao Textile Co. Ltd.	164,998	203,641
Wumart Stores, Inc.(e)	294,524	208,257

		839,396

Cyprus — 0.3%
Bank of Cyprus Publis Co. Ltd.	155,091	2,008,541

Czech Republic — 0.4%
Komercni Banka	19,451	2,909,593
Telefonica	11,539	263,106

		3,172,699

Denmark — 0.2%
ALK-ABELLO A/S(a)	1,525	328,147
Bryggerigruppen A/S	1,243	145,770
Novo Nordisk A, SERIES B	8,145	628,832
Vestas Wind Systems A/S(a)	3,937	151,977

		1,254,726

Egypt — 0.0%
Orascom Telecom-GDR	2,089	121,249

Finland — 0.7%
Elisa Oyj	4,734	123,244
Fortum Oyj	53,103	1,551,946
Nokia A Shares	59,980	1,206,478
Sampo Oyj	19,180	484,345
Sanomawsoy Oyj-B Shares	17,725	490,790
Stockmann Oyj ABP(b)	3,586	173,799
Wartsila Corp. B Shares(b)	2,847	137,229
YIT Oyj	43,975	1,142,510

		5,310,341

France — 8.1%
Accor SA	1,847	134,275
Air Liquide	9,140	2,068,443
Atos Origin(a)	3,028	170,332
Banque Nationale de Paris	69,158	7,449,982
Bouygues	18,441	1,094,734
Edf Energies Nouvelles(a)	963	42,656
Electricite De Franc	18,389	1,178,579
Eurazeo	1,743	235,425
France Telecom	169,451	4,398,002
Gaz de France(b)	3,146	135,810
Hermes International	1,452	158,242

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Continued

November 30, 2006

(Unaudited)

	Shares	Value

COMMON STOCKS — Continued
France — Continued
JC Decaux SA	8,386	$236,532
Lafarge SA	43,397	6,304,078
Lagardere Groupe S.C.A	3,053	223,567
LVMH Moet Hennessy(b)	23,691	2,456,407
Neuf Cegetel(a)	4,029	132,954
Pernod Ricard French	6,060	1,341,727
Peugeot SA	2,805	174,874
Pinault-Printemps-Redoute SA(b)	11,525	1,758,121
Publicis Groupe	2,544	98,436
Renault	53,171	6,372,043
Sanofi-Synthelabo SA	86,132	7,561,942
Societe Generale	2,180	365,176
Societe Television Francaise	16,673	616,872
St. Gobain	6,483	517,235
Suez SA(b)	13,429	644,625
Total SA(b)	218,983	15,528,344
Veolia Enviornnement	5,800	383,943
Vinci SA	3,700	464,723
Vivendi Universal	15,771	606,681

		62,854,760

Germany — 7.3%
Adidas AG	2,295	112,961
Bayer AG	103,770	5,383,832
Bayerische Motoren Werke AG(b)	108,438	5,972,081
Commerzbank AG	67,017	2,417,394
Continental AG	1,504	171,378
Daimler Chrysler	17,604	1,027,096
Deutsche Bank AG	12,855	1,663,114
Deutsche Boerse AG	4,121	693,045
Deutsche Post	86,434	2,575,268
Deutsche Postbank AG	10,602	889,806
Deutsche Telecom AG	21,459	381,344
E. On AG	5,676	728,845
Fraport AG(b)	42,778	3,014,745
Fresenius	7,821	1,471,674
Fresenius Medical Care	8,679	1,165,368
Henkel Kgaa	7,348	919,509
Henkel Kgaa-Vorzug	607	86,810
Hypo Real Estate Holdings	7,416	432,977
Ikb Deutsche Industriebank AG	6,244	249,290
IVG Immoblilien AG	31,944	1,248,285
KarstadtQuelle AG(a)(b)	7,790	216,524
Landesbank Berlin Holding AG(a)	15,672	147,346
MAN AG	2,571	246,931
Merck KGAA	2,257	246,630
Metro AG	2,033	126,852
Porsche	6,212	7,214,169
Prologis European Properties Co.(a)	18,553	358,692
Prosieben AG	29,284	881,424
Puma AG	199	72,283

	Shares	Value

COMMON STOCKS — Continued
Germany — Continued
RWE AG(b)	93,028	$10,599,109
Sap AG (ADR)	2,129	444,875
Siemens AG	62,153	5,925,839
Solarworld AG NPV(b)	2,007	122,466
Wacker Chemie AG(a)	798	109,465

		57,317,427

Greece — 0.7%
Alpha Bank	11,380	355,639
Greek Organization of Football Prognostics	115,100	4,328,615
Hellenic Telecom(a)	33,019	959,303

		5,643,557

Hong Kong — 0.9%
Beijing Capital International Airport Co. Ltd.	505,760	325,110
China Merchants Holdings International Co. Ltd.	417,319	1,392,261
Clear Media Ltd.(a)	121,000	147,783
Galaxy Entertainment Group Ltd.(a)	578,134	623,599
Hutchison Telecommumincations International Ltd.(a)	197,750	432,196
Melco International Development Ltd.	722,644	2,043,913
Shun Tak Holdings, Ltd.	1,096,320	1,719,541
Texwinca Holdings Ltd.	140,000	94,494

		6,778,897

Hungary — 0.6%
Egis RT	1,592	213,646
Gedeon Richter RT	1,160	239,495
Matav RT(a)	365,267	1,781,643
OTP Bank	73,784	2,826,201

		5,060,985

India — 0.9%(a)
Bharti Televentures Ltd.(d)	169,179	2,385,458
Citigroup Global M CWT, Expires 1/20/10(a)	110,618	1,520,223
State Bank of India(d)	92,771	2,731,586

		6,637,267

Indonesia — 0.0%
Indofood Sukses Makmur	321,828	49,188
Semen Gresik	50,173	175,277

		224,465

Ireland (Republic of) — 0.4%
CRH	86,560	3,255,299

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Continued

November 30, 2006

(Unaudited)

	Shares	Value

COMMON STOCKS — Continued
Italy — 3.0%
Assicurazioni Generali SPA	18,789	$817,324
Banca Intesa	288,163	1,997,608
Banca Intesa SPA	51,930	366,866
Banca Italease	6,487	364,908
Banca Popolare	92,966	1,505,587
Banca Popolare dell’Emilia Romagna Scrl	7,968	183,064
Banca Popolare Di Sondrio Scrl	8,021	145,514
Banca Popolare di Verona e Novara(b)	15,082	423,799
Banca Popolare Italiana(a)	71,528	1,001,167
Banche Popolari Unite Scrl	12,848	339,587
Beni Stabili SPA	75,000	104,281
Bulgari Spa - A Shares	9,598	135,358
Buzzi Unicem SPA	48,063	1,290,726
Capitalia SPA	218,148	2,007,665
Cassa Di Risparmio	223,479	739,830
Credito Emiliano	45,554	654,503
Credito Italiano	170,604	1,472,964
Ente Nazionale Idrocarburi	259,265	8,486,872
Finmeccanica SPA	9,537	236,540
Geox SPA	19,747	302,022
Luxottica Group SPA	5,532	167,754
Parmalat SPA(a)	49,672	199,630
Telecom Italia SPA	79,154	240,029

		23,183,598

Japan — 15.8%
Acom Co. Ltd.	3,080	116,292
Aeon Credit Service Ltd.	3,545	69,375
Aiful Corporation	3,450	110,290
Aisin Seiki Co. Ltd.	3,601	113,562
Asatsu-DK, Inc.(b)	49,700	1,558,761
Bank of Fukuoka	16,000	123,864
Bank of Yokohama	23,997	183,907
Canon, Inc.	158,094	8,359,558
Central Japan Railway Co.	796	8,596,855
Chiba Bank Ltd.	15,000	129,471
Credit Saison	3,218	113,439
Dai Nippon Printing	442,000	6,629,618
Daihatsu Motor Co. Ltd.	12,000	122,965
Daikin Ind. Ltd.	6,900	219,984
Daiwa Securities	7,405	84,901
Denso Co.	6,699	254,092
Dentsu, Inc.	67	184,085
East Japan Railway Co.	47	329,739
Eisai Co. Ltd.	4,200	224,261
Exedy	2,700	83,748
Fanuc Ltd.	2,100	191,420
Fuji Television Network	49	104,147
Fujitsu Ltd.	12,000	98,082
Gunma Bank Ltd.	12,000	77,553

	Shares	Value

COMMON STOCKS — Continued
Japan — Continued
Honda Motor Y50	18,914	$670,014
Hoya Corp.	9,100	358,528
Ibiden Co. Ltd.	2,100	105,236
Itochu Corp.	14,000	113,098
Japan Tobacco, Inc.	106	469,829
JS Group Corp.	4,808	96,168
JSR Corp.	91,823	2,300,732
Kansai Electric Power, Inc.	107,900	2,694,237
Kao Corp.	366,000	9,866,252
Keyence Corp.	640	146,978
Koito Manufacturing Co.	10,987	159,859
Kubota Corp.	21,207	186,711
Kyocera Corp.	1,500	135,433
Makita Corp.	3,912	112,892
Matsushita Electric Industrial Co. Ltd.	59,430	1,157,894
Mitsubishi Electric Corp.	1,064,100	9,681,159
Mitsubishi Tokyo Finance	100	1,278,728
Mitsubishi UFJ Securities Co., Ltd	10,000	118,455
Mitsui Fudosan Co. Ltd.	11,599	272,588
Mitsui Marine / Fire	461,000	5,687,818
Mitsui Mining & Smelting Co.	17,098	81,102
Mizuho Financial Group, Inc.	134	986,418
NGK Spark Plug Co.	13,000	237,558
Nhk Spring Co. Ltd.	9,072	96,097
Nintendo	801	191,011
Nippon Electric Glass Co. Ltd.	4,000	86,919
Nippon Telegraph & Telephone	43	217,712
Nissan Chemical Ind. Ltd.	7,000	83,402
Nissan Motor Co. Ltd.	8,580	104,674
Nitto Denko Corp.	59,001	2,849,625
Nok Corp. (ADR)	6,900	127,877
Nomura Securities	11,995	210,384
NSK Ltd.	14,000	124,106
NTT Docomo, Inc.	3,573	5,464,152
Omron Corp.	114,800	3,094,660
Oriental Land Co.	73,300	3,856,895
Orix Corp.	840	230,067
Osaka Gas Co.	702,000	2,529,238
Promise Co. Ltd	3,257	112,000
Resona Holdings, Inc.(b)	28	82,979
Ricoh Co. Ltd.	21,000	399,171
Sapporo Hokuyo Holdings, Inc.	8	79,489
Sega Sammy Holdings, Inc.	124,900	3,145,702
Seven & I Holdings Co.	4,618	147,230
Sharp Corp.	14,000	235,753
Shinsei Bank NPV	1,247,000	7,391,066
Sony Corp.	9,973	394,646
Stanley Electric Co. Ltd.(b)	10,599	220,240
Sumitomo Chemical Co. Ltd.	25,000	168,049
Sumitomo Corp.	8,388	117,696

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Continued

November 30, 2006

(Unaudited)

	Shares	Value

COMMON STOCKS — Continued
Japan — Continued
Sumitomo Electric Industries, Ltd.(b)	8,400	$133,323
Sumitomo Metal Ind. Ltd.	16,180	62,069
Sumitomo Mitsui Financial	851	8,970,278
Sumitomo Trust & Bank	20,615	221,397
Suruga Bank Ltd	7,000	92,837
Suzuki Motor Co.	24,000	688,440
T&D Holdings Inc.	86,950	6,333,061
Taiyo Nippon Sanso Corp.	152,000	1,356,627
Takeda Chemical Ind.	4,600	300,467
Takefuji Corp.	25,910	1,036,490
Teijin Ltd.	16,000	103,542
Teppan Printing	8,000	85,917
The Bank of Kyoto, Ltd.(b)	8,619	81,990
The Shizuoka Bank, Ltd.	10,181	104,150
Toray Ind., Inc.	14,000	104,147
Toyota Motor Corp.	21,192	1,285,362
Yamada Denki Co. Ltd.	2,600	246,432
Yamaha Motor Co. Ltd.	8,701	239,063
Yamanouchi Pharmaceutical	114,900	5,023,276
Yamato Transport Co. Ltd.	2,600	39,829
Yokogawa Electric Corp.	8,501	136,983

		123,404,176

Kazakhstan — 0.0%
Kazkommertsbank(a)(c)(e)(g)	11,629	240,720

Luxembourg — 0.2%
Canara Bank(a)	65,651	441,109
Citigroup — Cw10 Suzlon Energy(a)	7,874	254,976
Millicom International Cellular S.A.	11,134	637,533

		1,333,618

Mexico — 0.4%
Cemex	11,094	362,108
Consorcio ARA, S.A. de C.V.	10,474	61,772
Fomento Economico Mexicano	3,571	375,848
Grupo Financiero Banorte	170,984	636,966
Grupo Televisa SA -SPONS GDR	39,957	1,050,070
Urbi, Desarrollos Urbanos(a)	112,909	355,829

		2,842,593

Netherlands — 6.6%
ABN AMRO Holding NV	151,971	4,570,178
Akzo Nobel NV	71,934	4,123,605
CSM	79,937	2,968,118
Euronext NV	4,406	504,971
Heineken	10,270	500,465
ING Groep	125,858	5,364,844
Koninklijke (Royal) KPN NV	44,641	611,828
Mittal Steel Company NV	116,714	4,806,607
Philips Electronics	47,449	1,764,957

	Shares	Value

COMMON STOCKS — Continued
Netherlands — Continued
Royal Dutch Shell PLC(b)	216,522	$7,643,943
Royal Numico NV	20,561	1,059,946
TPG NV	48,857	2,055,414
Unilever NV(b)	615,432	16,242,117
Vedior N.V. CVA	6,385	121,837

		52,338,831

New Zealand — 0.0%(b)
Auckland International Airport Ltd.(b)	133,692	197,551

Norway — 0.7%
DNB Holding ASA	43,196	587,200
Norsk Hydro	76,168	1,886,510
Orkla ASA	9,519	534,141
Statoil ASA	78,565	2,181,936
Telenor ASA	34,025	584,380

		5,774,167

Philippines — 0.2%
Ayala Corp.	54,661	549,149
Ayala Land, Inc.	1,246,499	364,989
Philippine Long Distance Telephone	6,424	319,124

		1,233,262

Poland — 1.9%
Bank Handlowy W Warszawie SA	23,867	662,765
Bank Pekao	40,736	2,992,485
Bank Zachodni WBK SA	19,111	1,430,454
BK Przemyslowo-Handlowy	4,885	1,510,073
Bre Bank SA(a)	2,073	229,541
Budimex(a)	11,688	290,262
Cersanit - Krasnystaw SA(a)	40,032	574,110
Globe Trade Centre SA(a)	30,513	433,251
Grupa Kety SA	4,040	268,014
ING Bank Slaski SA	433	111,292
Inter Cars SA(a)	4,873	72,695
Polska Grupa Faraceutyczna	3,985	116,958
Powszechna Kasa Oszczednosci Bank Polski SA	275,792	4,103,688
Sniezka SA	8,995	123,095
Telekomunikacja Polsk	195,193	1,517,964
ZM Duda SA(a)	29,691	298,962

		14,735,609

Portugal — 0.2%
Energias De Portugal, SA	42,459	201,284
Jeronimo Martins	34,641	740,829
Portugal Telecom SA	21,408	275,548

		1,217,661

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Continued

November 30, 2006

(Unaudited)

	Shares	Value

COMMON STOCKS — Continued
Republic of Korea (South) — 1.0%
Hyundai Motor Co. Ltd.	2,687	$203,622
NHN Corp.(a)	1,374	156,036
Samsung Electronics(b)	3,540	2,431,130
Samsung Electronics GDR(d)	15,281	5,226,102

		8,016,890

Romania — 0.0%
Impact SA(a)	774,189	169,305
Petrom	113,977	26,028
Socep Constanta	532,000	51,067

		246,400

Russian Federation — 1.2%
Gazprom	30,286	1,414,356
Lukoil Holding ADR	11,337	1,008,993
Norilsk Nickel	7,572	1,141,100
Novatek OAO	84,161	538,630
OAO Rosneft Oil Company	8,908	80,349
OAO Rosneft Oil Company GDR(a)(b)	159,783	1,462,015
OJSC TNK-BP Holding	76,007	185,077
Polyus Gold ADR(a)	12,063	606,166
RAO Unified Energy System(b)	16,647	1,581,465
Sberbank RF	704	1,756,480
Uralkaliy	31,883	49,419

		9,824,050

Singapore — 0.5%
United Overseas Bank Ltd.	353,000	4,266,554

Spain — 1.4%
Banco Bilbao Vizcaya Argenta	164,893	3,984,927
Corporacion Mapfre(b)	164,209	739,318
Gamesa Corporacion Tecnologica, SA	5,710	150,317
Industria de Diseno Textil SA	9,973	505,405
Telefonica De Espana	278,908	5,647,077

		11,027,044

Sweden — 2.9%
AB SKF(b)	190,203	3,111,387
Autoliv	2,460	142,821
Ericsson	2,948,804	11,413,280
Foreningssparbanken	64,125	2,247,798
Getinge AB	22,757	428,769
Hennes & Mauritz AB	4,000	186,367
Modern Times Group(a)	12,043	733,482
Nordic Baltic Holding	93,588	1,320,432
Skandinaviska Enskilda Banken	69,567	2,042,293
Skanska AB	22,537	403,228
Telia AB	50,063	378,396

		22,408,253

	Shares	Value

COMMON STOCKS — Continued
Switzerland — 7.6%
Adecco SA	15,050	$997,388
BKW FMB Energie AG	850	93,223
Cie Financiere Richemont	31,273	1,684,895
Credit Suisse Group	19,264	1,274,244
Givaudan SA	139	124,486
Holcim Ltd.	173,742	15,589,070
Nestle	56,573	19,973,607
Novartis AG	188,942	11,015,440
Roche Holdings	10,271	1,855,998
SGS SA	462	493,196
Swatch Group AG	8,255	1,748,357
Syngenta AG	3,965	697,623
UBS AG	64,292	3,866,320

		59,413,847

Thailand — 0.1%
Bangkok Bank Public Co., Ltd.	109,273	374,598
Bangkok Bank Public Company	10,100	36,876
Krung Thai Bank Public Co., Ltd.(a)	721,294	277,421

		688,895

Turkey — 0.2%
Dogan Sirketler Grubu Holdings A.S.	361,706	632,084
Haci Omer Sabanci Holding A.S.	78,916	306,760
Turkiye Garanti Bankasi A.S.	140,282	465,194
Turkiye Is Bankasi	77,907	324,278

		1,728,316

Ukraine — 0.0%
UKR Telecom(a)	14,159	123,184

United Kingdom — 25.5%
Aegis Group PLC	84,416	225,234
Anglo American PLC	37,366	1,734,708
Astrazeneca	113,405	6,575,430
Billiton	372,631	7,067,670
BP Amoco	781,342	8,815,015
British Aerospace	39,002	296,666
British American Tobacco	481,447	13,616,931
Burberry Group	132,454	1,567,226
Cadbury Schweppes	1,516,659	15,605,389
Compass Group PLC	194,098	1,094,896
Diageo	127,550	2,448,064
Drax Group PLC	355,277	5,645,689
Firstgroup PLC	12,227	132,176
GlaxoSmithKline	304,468	8,084,757
Hanson PLC (ADR)	126,499	1,812,527
Hays PLC	2,952,369	8,689,753
HSBC Holdings	426,969	7,871,711
Imperial Tobacco	518,658	19,052,868

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Continued

November 30, 2006

(Unaudited)

	Shares/Par (000)	Value

COMMON STOCKS — Continued
United Kingdom — Continued
Intercontinental Hotels Group PLC	339,374	$6,793,750
Johnston Press PLC	260,720	2,101,010
Ladbrokes PLC	397,627	3,151,521
National Express Group PLC	6,553	132,598
National Grid PLC	421,318	5,693,151
Northern Rock PLC	79,986	1,784,349
Peter Hambro Mining(a)	16,112	292,928
Prudential Corp.	35,510	460,992
Reckitt Benckiser	246,697	10,967,975
Reed International	453,171	4,952,299
Rentokil Initial PLC	60,138	177,301
Rio Tinto PLC	16,524	881,769
Rolls Royce	499,432	4,184,184
Royal Bank of Scotland	290,522	10,518,132
Scottish & Newcastle	21,994	233,436
Scottish & Southern Energy PLC	107,585	3,076,697
Scottish Power PLC	865,639	12,845,581
Smith & Nephew	178,177	1,687,110
Smiths Ind. PLC	288,443	5,150,565
South African Breweries PLC	9,638	201,368
Stagecoach Group PLC	48,075	134,177
Tesco	258,482	1,987,717
Vodafone Group	3,566,438	9,428,160
William Hill PLC	38,440	472,964
Wolseley	9,379	219,368
WPP Group PLC	84,875	1,126,039

		198,991,851

United States — 0.2%
CTC Media, Inc(a)	15,457	347,010
News Corp., Inc.	58,981	1,269,861

		1,616,871

Venezuela — 0.0%
Cia Anonima ADR	8,879	174,916

TOTAL COMMON STOCKS
(Cost $567,023,547)		753,006,301

CLOSED END INVESTMENT COMPANIES — 0.2%
Australia — 0.2%
Macquarie Airports	$530,538	1,485,445

Romania — 0.0%
SIF 1 Banat-Crisana	50,000	59,994
SIF 2 Moldmova	54,000	61,867
SIF 3 Transilvania Brasov	41,000	46,180
SIF 4 Mutenia Bucuresti	75,000	53,994
SIF 5 Oltenia	47,500	60,671

		282,706

TOTAL CLOSED END INVESTMENT COMPANIES
(Cost $1,364,226)		1,768,151

	Shares/Par (000)	Value

RIGHTS — 0.0%
Italy — 0.0%
Banca Popolare Dell’emilia Romagna Scrl
0.00%, 12/5/06	8	$2,342
0.00%, 12/5/06	8	1,203

TOTAL RIGHTS
(Cost $—)		3,545

WARRANTS — 0.1%
Germany — 0.0%
Continental AG, expires 12/31/15, (exercise price: $1.28260)(e)	2,000	0

United States — 0.1%
Citigroup, expires 1/19/09 (exercise price: $0.00001)(e)	24,695	725,539

TOTAL WARRANTS
(Cost $500,249)		725,539

INVESTMENT COMPANY — 0.3%
KKR Private Equity Investors LP(a)(d)	96,285	2,099,013

TOTAL INVESTMENT COMPANY
(Cost $2,249,034)		2,099,013

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 7.9%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (See Notes)	$61,785	61,784,654

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $61,784,654)		61,784,654

REPURCHASE AGREEMENTS — 2.9%
Bank of America Securities, LLC
(Agreement dated 11/30/06 to be repurchased at $10,400,519 collateralized by $21,140,000 (Valued $10,674,181) U.S. STRIPS, 8.13%, due 05/15/21), 5.26%, 12/1/06	10,399	10,399,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Concluded

November 30, 2006

(Unaudited)

	Shares/Par (000)	Value

Wachovia Securities
(Agreement dated 11/30/06 to be repurchased at $12,001,753 collateralized by $8,850,000 (Value $12,308,339) U.S. Treasury Notes, 8.125 % due 08/15/21), 5.26%, 12/1/06	12,000	$12,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $22,399,000)		22,399,000

TOTAL INVESTMENT IN SECURITIES — 107.8%
(Cost $655,125,346)(f)		841,866,553
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.8)%		(61,340,166)

NET ASSETS — 100.0%		$780,526,387

(a)	Non-income producing security.
(b)	A portion or all the share amounts are temporarily on loan to an unaffiliated broker/dealer.
(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, or otherwise restricted as to resale. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Adviser, using procedures approved by the Board of Directors, has deemed these securities to be illiquid.
(d)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, or otherwise restricted as to resale. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Adviser, using procedures approved by the Board of Directors, has deemed these securities to be liquid.
(e)	Security for which market quotations were not readily available. Security was priced in accordance with procedures adopted by the Fund’s Board of Directors.
(f)	Aggregate cost for Federal income tax purposes is $659,516,852. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$193,667,194
Excess of tax cost over value	$(11,317,493)

(g)	Illiquid security.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Schedule of Portfolio Investments

November 30, 2006

(Unaudited)

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS AND COMMON STOCKS — 99.0%
Diversified — 6.3%
Cousins Properties, Inc.	42,560	$1,546,205
Eastgroup Properties, Inc.	65,200	3,647,940
Vornado Realty Trust(a)	81,180	10,237,610

		15,431,755

Health Care — 2.5%
Nationwide Health Properties, Inc.	64,200	1,899,678
OMEGA Healthcare Investors, Inc.	60,570	1,073,300
Ventas, Inc.	83,400	3,248,430

		6,221,408

Hotel — 10.3%
Hilton Hotels Corp.	200,800	6,592,264
Host Marriott Corp.(a)	287,223	7,243,764
LaSalle Hotel Properties	72,400	3,192,840
Starwood Hotels & Resorts Worldwide	117,830	7,561,151
Sunstone Hotel Investors, Inc.	32,930	918,089

		25,508,108

Mortgage — 1.0%
Newcastle Investment Corp.	78,270	2,344,186

Office Properties — 18.5%
Alexandria Real Estate Equities, Inc.(a)	62,020	6,393,022
BioMed Realty Trust, Inc.	88,472	2,671,854
Boston Properties, Inc.	69,720	8,160,726
Corporate Office Properties Trust(a)	102,850	5,112,674
Digital Reality Trust, Inc.(a)	60,740	2,213,366
Douglas Emmett, Inc.	37,300	980,990
Equity Office Properties Trust(a)	94,540	4,556,828
Kilroy Realty Corp.	23,000	1,881,400
Maguire Properties, Inc.(a)	33,880	1,451,758
Reckson Associates Realty Corp.	59,380	2,872,804
SL Green Realty Corp.(a)	70,260	9,501,962

		45,797,384

Residential — 19.1%
American Campus Communities, Inc.	53,920	1,601,424
Archstone-Smith Trust	150,867	9,049,003
AvalonBay Communities, Inc.(a)	55,904	7,439,704
Camden Property Trust	74,730	5,958,223
Equity Residential Property	188,710	10,050,694
Essex Property Trust, Inc.(a)	31,920	4,214,717
Mid-America Apartment Communities, Inc.	16,680	1,000,800
Post Properties, Inc.	18,460	883,126
Ryland Group, Inc.(a)	14,720	776,480
United Dominion Realty Trust, Inc.(a)	181,620	6,098,800

		47,072,971

	Shares/Par (000)	Value

REAL ESTATE INVESTMENT TRUSTS AND COMMON STOCKS — Continued
Retail — 29.6%
Developers Diversified Realty Corp.(a)	138,680	$8,983,690
Entertainment Properties	28,950	1,757,265
Federal Realty Investment Trust	43,220	3,681,480
General Growth Properties	171,670	9,431,550
Kimco Realty Corp.(a)	197,540	9,161,905
Macerich Co.	99,760	8,526,487
Realty Income Corp.(a)	89,950	2,470,027
Regency Centers Corp.	94,470	7,461,241
Simon Property Group, Inc.	145,920	14,880,921
Tanger Factory Outlet Centers, Inc.	37,670	1,484,951
Taubman Centers, Inc.	53,330	2,637,702
Weingarten Realty Investors(a)	52,890	2,523,911

		73,001,130

Storage — 5.1%
Public Storage, Inc.(a)	89,030	8,571,809
Sovran Self Storage, Inc.	38,870	2,273,895
U-STORE-IT Trust	79,890	1,747,993

		12,593,697

Warehouse/Industrial — 6.6%
AMB Property Corp.	63,870	3,913,315
First Potomac Realty Trust(a)	47,710	1,465,174
Prologis Trust	168,670	10,992,224

		16,370,713

TOTAL REAL ESTATE INVESTMENT TRUSTS AND COMMON STOCKS
(Cost $119,762,002)		244,341,352

INVESTMENT COMPANIES — 1.0%
Blackrock Provident Institutional Funds — Temp Fund	845,684	845,684
Goldman Sachs Financial Square Prime Obligations Fund	1,656,915	1,656,915

TOTAL INVESTMENT COMPANIES
(Cost $2,502,599)		2,502,599

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 26.1%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (See Notes)	$64,490	64,489,806

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $64,489,806)		64,489,806

TOTAL INVESTMENT IN SECURITIES — 126.1%
(Cost $187,225,803)(b)		311,333,757
LIABILITIES IN EXCESS OF OTHER ASSETS — (26.1)%		(64,431,603)

NET ASSETS — 100.0%		$246,902,154

(a)	A portion or all the share amounts are temporarily on loan to an unaffiliated broker/dealer.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Schedule of Portfolio Investments — Concluded

November 30, 2006

(Unaudited)

(b)	Aggregate cost for Federal income tax purposes is $188,609,893. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$123,208,696
Excess of tax cost over value	$(484,832)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments

November 30, 2006

(Unaudited)

	Par (000)	Value

U.S. GOVERNMENT AGENCY SECURITIES — 30.3%
Fannie Mae — 12.7%
Mortgage Backed Securities
6.00%, 4/1/14 — 1/1/17	$999	$1,017,770
6.50%, 4/1/14 — 11/1/13	1,101	1,127,239
5.50%, 10/1/17	949	956,780
4.95%, 1/1/36	1,915	1,918,600
Notes
4.20%, 3/24/08	1,000	990,380
6.63%, 9/15/09	3,500	3,671,154
3.88%, 2/15/10	2,500	2,438,255
6.00%, 5/15/11(b)	4,250	4,471,340

		16,591,518

Federal Home Loan Bank — 4.8%
Notes
3.63%, 11/14/08	3,900	3,817,320
5.25%, 6/11/10	2,500	2,544,575

		6,361,895

Freddie Mac — 11.2%
Mortgage Backed Securities
6.00%, 4/1/14	988	1,005,483
5.50%, 10/1/16	533	537,621
5.31%, 2/1/36	2,347	2,352,945
5.08%, 3/1/36(d)	2,825	2,796,725
Notes
5.75%, 3/15/09	3,250	3,321,240
4.13%, 10/18/10	4,700	4,606,517

		14,620,531

Government National Mortgage Association — 1.6%
Mortgage Backed Securities
6.00%, 6/15/13 — 4/15/17	1,123	1,147,670
6.50%, 6/15/14 — 11/15/15	263	269,920
5.50%, 9/15/16 — 10/15/16	474	478,978
4.50%, 11/15/17	155	152,034

		2,048,602

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $39,500,228)		39,622,546

CORPORATE BONDS — 39.9%
Auto — 0.5%
General Motors Acceptance Corp.,
5.85%, 1/14/09	650	649,058

Banking & Financial Services — 20.9%
American Express Credit,
3.00%, 5/16/08	3,000	2,915,340
Charter One Bank,
5.50%, 4/26/11	2,300	2,343,693
CIT Group, Inc.,
3.65%, 11/23/07	1,650	1,625,590

	Par (000)	Value

CORPORATE BONDS — Continued
Banking & Financial Services — Continued
Citigroup, Inc.
3.63%, 2/9/09	$1,000	$972,710
5.10%, 9/29/11	2,000	2,013,080
General Electric Capital Corp.,
5.00%, 6/15/07	1,000	998,700
Genworth Financial, Inc.,
5.54%, 6/15/07(a)	3,000	3,004,140
Hartford Financial Services Group,
5.25%, 10/15/11	2,000	2,017,320
Household Finance Corp.,
5.75%, 1/30/07	2,000	2,001,180
J.P. Morgan Chase & Co.,
6.00%, 2/15/09	1,250	1,270,638
MBNA Corp.,
6.25%, 1/17/07	2,000	2,001,983
Merrill Lynch,
4.13%, 1/15/09	2,500	2,452,575
Residential Capital Corp.,
6.13%, 11/21/08	930	940,990
U.S. Central Credit Union,
2.75%, 5/30/08	1,000	964,020
Wachovia Corp.,
3.50%, 8/15/08	1,800	1,753,835

		27,275,794

Building — Residential & Commercial — 0.5%
D.R. Horton, Inc.,
8.00%, 2/1/09	650	683,696

Computers — 2.0%
IBM,
4.38%, 6/1/09	2,600	2,566,876

Food — 1.5%
Pepsico, Inc.,
3.20%, 5/15/07(b)	2,000	1,980,280

Health Care — 0.8%
United Health Group, Inc.,
3.38%, 8/15/07	1,000	986,690

Hotel — 1.6%
MGM Mirage, Inc.,
8.50%, 9/15/10	650	697,125
Park Place Entertainment Corp.,
8.88%, 9/15/08	650	683,313
Starwood Hotels,
7.38%, 5/1/07	700	704,522

		2,084,960

Machinery & Equipment — 3.6%
Caterpillar Financial Services Corp.,
4.88%, 6/15/07	2,500	2,493,657
John Deere Capital Corp.
3.88%, 3/7/07	1,300	1,294,917
3.38%, 10/1/07	1,000	984,940

		4,773,514

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments — Continued

November 30, 2006

(Unaudited)

	Shares/Par (000)	Value

CORPORATE BONDS — Continued
Manufacturing — 0.4%
3M Employee Stock Ownership,
5.62%, 7/15/09(c)	$494	$497,920

Oil & Exploration — 0.3%
Tesoro Petroleum Corp.,
6.25%, 11/1/12	400	399,000

Pharmaceuticals — 1.5%
Bristol-Myer Squibb,
4.00%, 8/15/08	2,000	1,961,320

Retail — 3.9%
Home Depot, Inc.,
3.75%, 9/15/09	1,000	969,200
J.C. Penney & Co., Inc.,
7.60%, 4/1/07	1,000	1,006,460

May Department Stores,
3.95%, 7/15/07	500	494,745
Target Corp.,
3.38%, 3/1/08	2,750	2,690,105

		5,160,510

Telecommunications — 1.2%
New York Telephone Co.,
6.00%, 4/15/08	800	807,656
SBC Communications,
5.30%, 11/15/10	750	756,450

		1,564,106

Utilities — Electrical & Electronic — 1.2%
Public Service Co. of Colorado,
4.38%, 10/1/08	1,600	1,578,976

TOTAL CORPORATE BONDS
(Cost $52,519,377)		52,162,700

ASSET BACKED SECURITIES — 4.2%
AEP Texas Central Transition Funding,
4.98%, 1/1/10(d)	2,500	2,500,475
USAA Auto Owner Trust,
4.98%, 10/15/12(d)	1,400	1,405,688
Wachovia Auto Owner Trust,
5.35%, 2/22/11	1,600	1,610,448

TOTAL ASSET BACKED SECURITIES
(Cost $5,499,452)		5,516,611

FOREIGN BONDS — 10.0%
Corporate Bonds — 6.9%
ConocoPhillips Canada,
5.30%, 4/15/12	2,200	2,225,014
Cosan SA Industrial,
9.00%, 11/1/09(c)	875	934,063
Eksportfinans,
5.13%, 10/26/11	1,200	1,215,924
Gazprom OAO,
9.13%, 4/25/07	850	864,960

	Shares/Par (000)	Value

FOREIGN BONDS — Continued
Corporate Bonds — Continued
HSBC Holding, PLC.,
7.50%, 7/15/09	1,500	1,591,405
Hutchison Whampoa Intl.,
5.45%, 11/24/10(c)	1,500	1,518,030
Royal Caribbean Cruises,
8.75%, 2/2/11	625	690,349

		9,039,745

Sovereign — 3.1%
Brazil de Republic,
9.25%, 10/22/10(b)	350	395,675
Province of Ontario,
3.35%, 7/16/07(b)	1,700	1,680,705
Republic of Italy,
3.75%, 12/14/07	2,000	1,974,360

		4,050,740

TOTAL FOREIGN BONDS
(Cost $12,980,994)		13,090,485

INVESTMENT COMPANY — 0.9%
Fifth Third Institutional Government Money Market Fund	1,205,208	1,205,208

TOTAL INVESTMENT COMPANY
(Cost $1,205,208)		1,205,208

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 16.3%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (See Notes)	$21,303	21,303,068

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $21,303,068)		21,303,068

U.S. TREASURY OBLIGATIONS — 14.4%
U.S. Treasury Notes — 14.4%
Notes
3.00%, 11/15/07(b)	3,500	3,439,982
3.50%, 11/15/09(b)	4,400	4,280,892
3.50%, 2/15/10	2,500	2,428,517
4.00%, 4/15/10(b)	2,500	2,464,650
3.88%, 7/15/10(b)	2,300	2,256,783
5.00%, 2/15/11(b)	1,800	1,841,555
5.00%, 8/15/11	2,000	2,051,252

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $18,718,938)		18,763,631

TOTAL INVESTMENT IN SECURITIES — 116.0%
(Cost $151,727,265)(e)		151,664,249
LIABILITIES IN EXCESS OF OTHER ASSETS — (16.0)%		(20,931,305)

NET ASSETS — 100.0%		$130,732,944

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments — Concluded

November 30, 2006

(Unaudited)

(a)	Variable or floating rate security. Rate disclosed is as of November 30, 2006.
(b)	A portion or all the share amounts are temporarily on loan to an unaffiliated broker/dealer.
(c)	Securities were purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been deemed illiquid pursuant to procedures adopted by the Board of Directors.
(d)	Security for which market quotations were not readily available. Security was priced in accordance with procedures adopted by the Fund’s Board of Directors.
(e)	Aggregate cost for Federal income tax purposes is $151,749,448. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$749,184
Excess of tax cost over value	$(834,383)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Schedule of Portfolio Investments

November 30, 2006

(Unaudited)

	Par (000)	Value

U.S. GOVERNMENT AGENCY SECURITIES — 50.2%
Fannie Mae — 19.7%
Mortgage Backed Securities
7.50%, 10/1/07 — 8/1/31	$224	$235,315
6.00%, 1/1/09 — 6/1/17	475	481,960
7.00%, 4/1/11 — 7/1/31	359	371,375
6.50%, 3/1/17 — 10/1/32	2,216	2,272,862
5.50%, 10/1/18 — 4/1/34	10,937	10,954,013
5.00%, 10/1/19 — 11/1/35	5,508	5,408,954
8.00%, 9/1/26 — 10/1/27	76	80,882
4.90%, 1/1/36	2,062	2,066,185
Notes
5.25%, 1/15/09	500	504,515
6.13%, 3/15/12	2,000	2,132,540
4.38%, 9/15/12	1,625	1,599,309
4.63%, 5/1/13 — 10/15/13	3,750	3,704,033

		29,811,943

Federal Home Loan Bank — 0.4%
Notes,
5.63%, 6/13/16	625	655,981

Freddie Mac — 29.3%
Mortgage Backed Securities
5.50%, 10/1/18 — 1/1/35	8,193	8,216,131
4.50%, 11/1/18	2,677	2,610,519
5.00%, 11/1/18 — 10/1/34	11,864	11,742,352
7.50%, 7/1/26 — 9/1/30	12	12,811
8.00%, 10/1/29 — 5/1/31	19	19,764
6.00%, 12/1/33 — 12/1/35	7,357	7,449,195
5.29%, 2/1/36	2,447	2,452,613
5.08%, 3/1/36(d)	3,276	3,251,451
Notes
6.88%, 9/15/10(a)	3,000	3,225,210
5.88%, 3/21/11(a)	1,250	1,297,775
5.50%, 9/15/11	1,000	1,033,750
4.38%, 7/17/15	2,250	2,192,085
5.30%, 5/12/20	1,000	975,982

		44,479,638

Government National Mortgage Association — 0.8%
Mortgage Backed Securities
7.00%, 2/15/12 — 4/15/28	501	517,305
9.00%, 5/15/16 — 9/15/21	133	142,569
8.00%, 5/15/17 — 9/15/27	92	97,743
10.00%, 5/15/19	9	9,791
6.50%, 2/15/26 — 4/15/32	423	435,523
8.50%, 8/15/27	17	18,673
7.50%, 10/15/29 — 1/15/32	54	55,504

		1,277,108

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $76,520,853)		76,224,670

	Par (000)	Value

DOMESTIC CORPORATE BONDS — 31.0%
Advertising — 0.9%
Omnicom Group Inc.,
5.90%, 4/15/16	$1,350	$1,390,487

Amusement Parks — 0.9%
Walt Disney Company,
5.70%, 7/15/11	1,375	1,412,125

Auto — 0.5%
General Motors Acceptance Corp.,
5.85%, 1/14/09	775	773,876

Banking & Financial Services — 14.4%
Bank of America
5.38%, 8/15/11	1,000	1,017,590
5.63%, 10/14/16	1,850	1,909,293
Bear Stearns,
7.63%, 12/7/09	2,000	2,146,900
Charter One Bank,
5.50%, 4/26/11	2,450	2,496,543
Citigroup, Inc.,
5.10%, 9/29/11	1,500	1,509,810
Credit Suisse USA, Inc,
5.25%, 3/2/11	1,425	1,438,737
General Electric Capital Corp.
5.50%, 4/28/11	785	802,363
6.75%, 3/15/32	1,300	1,541,358
Goldman Sachs Group Inc.,
6.60%, 1/15/12	1,400	1,494,965
Household Finance Corp.,
6.38%, 10/15/11	1,000	1,056,040
J.P. Morgan Chase & Co.,
6.00%, 2/15/09	1,475	1,499,352
MBNA Corp.,
6.25%, 1/17/07	1,250	1,251,239
Merrill Lynch & Co.,
6.00%, 2/17/09	1,825	1,857,532
Morgan Stanley,
4.75%, 4/1/14	775	750,820
Residential Capital Corp.,
6.38%, 6/30/10	1,000	1,024,650

		21,797,192

Building — Residential & Commercial — 0.5%
D.R. Horton, Inc.,
8.00%, 2/1/09	675	709,992

Computers — 1.5%
IBM
4.38%, 6/1/09	800	789,808
7.00%, 10/30/25	1,250	1,469,390

		2,259,198

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Schedule of Portfolio Investments — Continued

November 30, 2006

(Unaudited)

	Par (000)	Value

DOMESTIC CORPORATE BONDS — Continued
Diversified Manufacturing — 0.9%
General Electric Company,
5.00%, 2/1/13	$1,400	$1,401,105

Food — 1.0%
Kraft Foods, Inc.,
6.25%, 6/1/12	1,425	1,499,119

Hotel — 1.5%
MGM Mirage, Inc.,
8.50%, 9/15/10	725	777,562
Park Place Entertainment Corp.,
8.88%, 9/15/08	700	735,875
Starwood Hotels,
7.38%, 5/1/07	700	704,522

		2,217,959

Oil & Exploration — 0.5%
Tesoro Petroleum Corp.,
6.25%, 11/1/12	770	768,075

Pharmaceutical Preparations — 0.5%
Abbott Laboratories,
5.60%, 5/15/11	750	768,458

Retail — 2.6%
Home Depot, Inc,
5.40%, 3/1/16	2,200	2,197,426
J.C. Penney & Co., Inc.,
7.60%, 4/1/07	700	704,522
Wal-Mart Stores, Inc.,
5.25%, 9/1/35	1,175	1,122,119

		4,024,067

Technology — 1.0%
Freescale Semiconductor,
8.88%, 12/15/14(b)	750	755,625
United Technologies Corp.,
4.38%, 5/1/10	735	723,034

		1,478,659

Telecommunications — 3.9%
SBC Communications,
5.30%, 11/15/10	1,875	1,891,125
Sprint Nextel Corp,
6.00%, 12/1/16	1,775	1,778,284
Time Warner, Inc.,
5.88%, 11/15/16	800	808,366
Verizon New Jersey, Inc.,
5.88%, 1/17/12	1,400	1,435,826

		5,913,601

Utilities — Electrical & Electronic — 0.4%
Public Service Co. of Colorado,
4.38%, 10/1/08	650	641,459

TOTAL DOMESTIC CORPORATE BONDS
(Cost $46,446,643)		47,055,372

	Par (000)	Value
FOREIGN BONDS — 3.8%
Corporate Bonds — 3.3%
Cia Brasileira de Bebida,
8.75%, 9/15/13	725	850,788
Cosan SA Industrial,
9.00%, 11/1/09(b)	725	773,938
Gazprom OAO,
9.13%, 4/25/07	650	661,440
Hutchison Whampoa Intl.,
5.45%, 11/24/10(b)	900	910,818
Royal Caribbean Cruises,
8.75%, 2/2/11	725	800,805
Vale Overseas Limited,
6.25%, 1/23/17	925	937,598

		4,935,387

Sovereign — 0.5%
Brazil de Republic,
9.25%, 10/22/10(a)	725	819,612

TOTAL FOREIGN BONDS
(Cost $5,452,527)		5,754,999

	Shares/Par (000)	Value

ASSET BACKED SECURITY — 1.0%
Wachovia Auto Owner Trust,
5.35%, 2/22/11	$1,525	$1,534,958

TOTAL ASSET BACKED SECURITY
(Cost $1,534,958)		1,534,958

COMMERCIAL MORTGAGE BACKED SECURITIES — 4.7%
Bear Stearns Commercial Mortgage Securities
5.71%, 9/11/38	1,550	1,626,167
5.54%, 10/12/41	1,100	1,134,155
Citigroup Commercial Mortgage Securities,
5.61%, 10/15/48	1,725	1,774,542
J.P. Morgan Chase Commercial Mortgage Securities,
4.92%, 10/15/42	1,375	1,355,458
LB-UBS Commercial Mortgage Securities,
5.34%, 9/15/39	1,250	1,270,175

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
(Cost $7,006,677)		7,160,497

U.S. TREASURY NOTES — 7.4%
Notes
4.50%, 2/15/09(a)	1,500	1,498,125
6.00%, 8/15/09	2,500	2,593,350
4.38%, 12/15/10(a)	2,000	1,995,240
4.25%, 8/15/13(a)	1,000	989,730

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Schedule of Portfolio Investments — Concluded

November 30, 2006

(Unaudited)

	Shares/ Par (000)	Value
4.88%, 8/15/16(a)	1,750	1,805,580
6.75%, 8/15/26(a)	1,825	2,310,341

TOTAL U.S. TREASURY NOTES
(Cost $10,880,485)		11,192,366

INVESTMENT COMPANY — 1.9%
Fifth Third Institutional Government Money Market Fund	2,806,929	$2,806,929

TOTAL INVESTMENT COMPANY
(Cost $2,806,929)		2,806,929

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 8.7%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (See Notes)	$13,192	13,191,669

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $13,191,669)		13,191,669

TOTAL INVESTMENT IN SECURITIES — 108.7%
(Cost $163,840,741)(c)		164,921,460
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.7)%		(13,230,292)

NET ASSETS — 100.0%		$151,691,168

(a)	A portion or all the share amounts are temporarily on loan to an unaffiliated broker/dealer.
(b)	Securities were purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been deemed illiquid pursuant to procedures adopted by the Board of Directors.
(c)	Aggregate cost for Federal income tax purposes is $163,940,418. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$2,083,247
Excess of tax cost over value	$(1,102,205)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments

November 30, 2006

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — 97.3%
District of Columbia — 2.9%
Washington D.C., Metro Area, Transit Authority, RB, Refunding, INS: MBIA, 5.00%, 1/1/12	$500	$534,565
Washington D.C., Metropolitan Transit Authority, Gross Revenue INS: MBIA, 5.00%, 7/1/10	300	314,568
Washington D.C., Metropolitan Transit Authority, RB, INS: FGIC, 6.00%, 7/1/09	600	636,420

		1,485,553

Maryland — 89.8%
Annapolis, GO, CPI, 5.00%, 11/1/16	440	456,914
Anne Arundel County, GO
5.00%, 3/1/16	750	811,215
5.25%, 3/1/18	1,000	1,083,050
4.13%, 3/1/23	1,285	1,294,278
4.13%, 3/1/23	810	815,848
Baltimore City, Construction, Public Improvements, GO, INS: AMBAC, 5.00%, 10/15/19	715	783,518
Baltimore City, GO, INS: MBIA, 7.00%, 10/15/10	450	506,740
Baltimore City, RB, Waste Water Project, INS: FGIC, 5.00%, 7/1/22	1,000	1,111,850
Baltimore City, RB, Waste Water Project, INS: MBIA, 5.00%, 7/1/21	1,000	1,089,360
Baltimore County, GO
5.00%, 8/1/11	750	799,905
5.13%, 8/1/12	500	518,475
Baltimore County, RB, Catholic Health, 5.00%, 9/1/21	500	540,810
Baltimore, GO, 35 Day Auction Rate, INS: FSA, 3.60%, 10/15/20(a)	500	500,000
Charles County, GO, 5.00%, 3/1/12	1,000	1,070,190
Frederick County, GO, Public Facilities, 5.00%, 8/1/17	1,730	1,904,609
Harford County, GO, 5.00%, 7/15/20	600	654,738
Harford County, GO, CPI, UT, Prerefunded 12/1/07 @ 102, 5.00%, 12/1/14	125	129,434

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Maryland Environmental Services — Cecil County, RB, Landfill Project
5.13%, 9/1/10	$180	$187,211
5.30%, 9/1/12	250	263,413
Maryland State Community Development, RB, Administration Department of Housing & Community Development, Infrastructure, INS: MBIA
5.13%, 6/1/17	325	335,875
5.15%, 6/1/22	390	402,613
Maryland State Economic Development, RB, Corporate Lease, Maryland Department of Transportation Headquarters, 5.00%, 6/1/15	450	483,903
Maryland State Economic Development, RB, Infrastructure, University of Maryland-College Park Project, INS: AMBAC, 5.38%, 7/1/14	500	539,940
Maryland State GO, 4.25%, 8/1/21	1,000	1,031,140
Maryland State Health & Higher Education, RB, Peninsula Medical Center, 5.00%, 7/1/19	500	543,155
Maryland State Health & Higher Education, RB, VRDB, Pooled Loan Program, LOC: Banc One, 3.48%, 4/1/35(a)	500	500,000
Maryland State Health & Higher Educational Facilities Anne Arundel Health System, RB, 7 Day Auction Rate INS: FSA, 3.54%, 7/1/34(a)	1,000	1,000,000
Maryland State Health & Higher Educational Facilities Authority, College of Notre Dame, INS: MBIA, 5.30%, 10/1/18	460	529,938
Maryland State Health & Higher Educational Facilities Authority, John Hopkins University, RB, Refunding, 5.63%, 7/1/17	500	515,265
Maryland State Health & Higher Educational Facilities Authority, Johns Hopkins University, RB, Prerefunded 07/01/09 @ 101, 6.00%, 7/1/39	500	535,560

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments — Continued

November 30, 2006

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Maryland State Health & Higher Educational Facilities Authority, RB, Board of Child Care
5.50%, 7/1/13	$1,650	$1,781,884
5.38%, 7/1/32	500	538,415
Maryland State Health & Higher Educational Facilities Authority, RB, Goucher College, 5.38%, 7/1/25	500	543,495
Maryland State Health & Higher Educational Facilities Authority, RB, Johns Hopkins Hospital, 5.13%, 7/1/20	500	521,700
Maryland State Health & Higher Educational Facilities Authority, RB, Johns Hopkins University, 5.13%, 7/1/11	600	626,040
Maryland State Health & Higher Educational Facilities Authority, RB, Refunding, Johns Hopkins University
5.00%, 7/1/11	500	529,470
5.25%, 7/1/16	750	783,975
5.25%, 7/1/17	500	522,570
Maryland State Health & Higher Educational Facilities Authority, Suburban Hospital, RB, 5.50%, 7/1/16	750	826,455
Maryland State Health & Higher Educational Facilities Authority, University of MD Med System, 4.50%, 7/1/26	200	202,792
Maryland State Health & Higher Educational Facilities Authority, Western MD Health System, 5.00%, 7/1/21	750	814,110
Maryland State Industrial Development, RB, IDA, American Center for Physics, SPA: American Institute of Physics, 5.25%, 12/15/14	500	537,865
Maryland State Industrial Development, RB, National Aquarium Baltimore, 5.50%, 11/1/17	750	823,500
Maryland State Stadium Authority, RB, Convention Center Expansion, INS: AMBAC
5.75%, 12/15/08	335	335,208
5.80%, 12/15/09	535	535,337

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Maryland State Stadium Authority, Sports Facility, RB, INS: AMBAC, 5.75%, 3/1/18	$1,000	$1,004,960
Montgomery County Economic Development, RB, VRDB, Georgetown Prep, LOC: Bank of America, 3.50%, 6/1/35(a)	500	500,000
Montgomery County Revenue Authority, RB, Olney Indoor Swim Project, 5.25%, 10/1/12	200	200,144
Montgomery County, RB, Economic Development Revenue, Trinity Health Care Group, 5.50%, 12/1/16	930	1,015,355
Montgomery County, RB, Housing Opportunity Community Housing, Multi-Family, Avalon Knoll, FNMA, 5.70%, 7/1/10	150	154,944
New Baltimore School Board, RB, 5.13%, 11/1/14	455	481,586
Prince Georges County IDA, RB, Upper Marlboro Justice, INS: MBIA, 5.00%, 6/30/17	500	539,400
Prince Georges County IDA, RG, Upper Marlboro Justice, INS: MBIA, 5.00%, 6/30/19	710	765,522
Prince Georges County, RB, IDA, Hyattsville District Court Facility, 6.00%, 7/1/09	675	675,520
Queen Anne’s County, GO, INS: FGIC, 5.00%, 11/15/10	400	422,220
Saint Mary’s County, GO, Refunding, St. Mary’s Hospital, 5.00%, 10/1/09	880	913,933
St. Mary’s College, RB, INS: AMBAC, 5.00%, 9/1/22	995	1,083,794
Talbot County, GO, 5.00%, 3/15/12	480	512,726
Washington County, GO, INS: FGIC, 5.00%, 1/1/16	675	702,297
Washington County, GO, INS: FGIC, Prerefunded 1/1/10 @ 101, 5.50%, 1/1/20	300	320,202

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments — Concluded

November 30, 2006

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Washington Suburban Sanitary District, GO
5.00%, 6/1/19	$680	$744,416
5.00%, 6/1/20	1,000	1,091,680
Washington Suburban Sanitary District, GO, General Construction, Prerefunded 6/1/10 @ 100, 5.25%, 6/1/24	440	465,379
Washington Suburban Sanitary District, GO, VRDB, SPA: Landesbank Hessen Thrgn, 3.45%, 6/1/23(a)	500	500,000
Westminster Economic Development Revenue, RB, VRDB, LOC: Citizen Bank of Pennsylvania, 3.69%, 5/1/34(a)	500	500,000
Westminster Educational Facilities Revenue, RB, McDaniel College
5.00%, 11/1/21	160	170,013
5.00%, 11/1/23	240	254,220
Wicomico County, GO, INS: FGIC, 5.00%, 2/1/15	755	775,196
Worcester County, GO, 5.20%, 8/1/08	515	521,468

		45,176,738

Puerto Rico — 4.6%
Puerto Rico Commonwealth, Public Improvements, GO, INS: MBIA, 5.25%, 7/1/21	1,000	1,105,690

	Shares/Par (000)	Value

MUNICIPAL BONDS — Continued
Puerto Rico — Continued
Puerto Rico Electric Power Authority, Power, RB, INS: MBIA
5.40%, 7/1/13	$105	$107,637
5.00%, 7/1/19	1,000	1,092,420

		2,305,747

TOTAL MUNICIPAL BONDS
(Cost $47,590,866)		48,968,038

INVESTMENT COMPANIES — 1.4%
Black Rock Provident Institutional Funds — MuniFund	259,736	259,736
Goldman Sachs Financial Square Tax-Free Money Market Fund	467,196	467,196

TOTAL INVESTMENT COMPANIES
(Cost $726,932)		726,932

TOTAL INVESTMENT IN SECURITIES — 98.7%
(Cost $48,317,798)(b)		49,694,970
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.3%		633,161

NET ASSETS — 100.0%		$50,328,131

(a)	Variable or Floating Rate Security. Rate disclosed is as of November 30, 2006.
(b)	Aggregate cost for Federal income tax purposes is $48,317,798. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$1,461,783
Excess of tax cost over value	$(84,611)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments

November 30, 2006

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — 98.9%
Alaska — 1.4%(a)
Valdez Alaska Marine Terminal, RB, VRDB, BP Pipelines, Inc. Project, 3.65%, 6/1/37	$1,000	$1,000,000

Arizona — 3.6%
Arizona School Facilities Board, RB, Prerefunded 07/01/11 @ 100, 5.50%, 7/1/12	1,395	1,510,673
University of Arizona, RB, INS: FSA, 5.25%, 6/1/09	1,050	1,092,672

		2,603,345

Colorado — 1.5%
Regional Transportation District, RB, Sales Tax Revenue, INS: AMBAC, 5.25%, 11/1/11	1,000	1,077,290

Florida — 14.1%
Brevard County, Health Facilities Authority, INS: MBIA, 5.63%, 10/1/14	2,550	2,578,509
Canaveral Port Authority, RB, INS: FGIC, 5.70%, 6/1/13	280	285,684
Cape Coral Water & Sewer, RB, INS: AMBAC, 5.00%, 10/1/15	1,205	1,328,609
Florida State Division of Bond Finance Dept. General Services, RB, INS: FSA, 5.25%, 7/1/13	1,810	1,878,816
Sarasota County Florida Public Hospital, RB, VRDB, INS: AMBAC, 3.75%, 7/1/37(a)	1,500	1,500,000
St. Lucie County, RB, INS: MBIA, 5.50%, 4/1/10	1,000	1,042,260
Tampa Water & Sewer, RB, INS: FSA, 5.00%, 10/1/11	1,530	1,628,853

		10,242,731

Illinois — 2.3%
University of Illinois, COP, MBIA, Utility Infrastructure Projects, 5.75%, 8/15/08	1,605	1,662,475

Kentucky — 1.5%
Kentucky State Turnpike Authority, RB, Revitalization, INS: FSA, 5.50%, 7/1/10	1,000	1,065,550

Maryland — 9.2%
Anne Arundel County, GO, 5.00%, 3/1/14	1,000	1,093,130

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Baltimore City, GO, INS: FSA, 35 Day Auction Rate Security, 3.60%, 10/15/22(a)	$2,000	$2,000,000
Maryland State Health & Higher Education, RB, INS: MBIA, FHA, Western Maryland HLTH System, 4.00%, 1/1/15	1,000	1,022,850
Maryland State Health & Higher Education, RB, Johns Hopkins Hospital, 5.00%, 5/15/10	500	523,795
Montgomery County, VRDB, GO, SPA: Dexia Credit Local, 3.75%, 6/1/26(a)	1,000	1,000,000
Prince Georges County, GO, CPI, INS: FSA, 5.50%, 5/15/09	1,000	1,046,920

		6,686,695

Massachusetts — 5.4%
Massachusetts, GO, ETM, 6.50%, 8/1/08	1,785	1,866,253
Massachusetts, GO, Prerefunded 04/01/08 @ 101, 5.00%, 4/1/15	2,000	2,056,660

		3,922,913

Michigan — 3.1%
Michigan Municipal Bond Authority, RB, Drinking Water, 5.25%, 10/1/08	1,145	1,180,426
Michigan State Building Authority, RB, 5.25%, 10/15/13	1,030	1,078,905

		2,259,331

Missouri — 1.5%
Missouri State Highways & Transportation Commission, RB, 4.25%, 5/1/15	1,000	1,048,240

New Jersey — 9.6%
New Jersey Economic Development, RB, INS: AMBAC, 5.00%, 9/15/11	1,120	1,191,243
New Jersey Economic Development, RB, INS: MBIA, 5.00%, 7/1/09	2,000	2,074,120
New Jersey State Transportation, RB, 5.00%, 6/15/08	2,000	2,043,340
New Jersey State Transportation, RB, ETM, INS: MBIA, 6.50%, 6/15/10	1,500	1,647,585

		6,956,288

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments — Concluded

November 30, 2006

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — Continued
New York — 9.6%
New York City, GO
5.00%, 8/1/09	$1,130	$1,169,957
5.00%, 8/1/10	2,000	2,093,620
5.00%, 8/1/11	1,000	1,058,150
New York State Thruway, RB, INS: MBIA, 5.25%, 4/1/09	2,500	2,598,900

		6,920,627

North Carolina — 6.2%
North Carolina State, GO, VRDB, SPA: Landesbank Hessen-Thueringen Girozentrale, 3.50%, 5/1/21(a)	1,900	1,900,000
University of North Carolina, RB, 5.00%, 12/1/11	1,250	1,335,738
Wake County, Independent Facility and Pollution Control — Carolina Power & Light, RB, INS: AMBAC, 35 Day Auction Rate Security, 3.55%, 10/1/22(a)	1,275	1,275,000

		4,510,738

Oregon — 4.4%
Oregon State Department of Administrative Services, RB, INS: FSA, 5.00%, 9/1/10	1,835	1,931,246
Oregon State, GO, 5.25%, 10/15/13	1,145	1,245,874

		3,177,120

Pennsylvania — 10.0%
Allegheny County Higher Ed Building Authority, RB, VRDB, Carnegie-Mellon University, SPA: Landesbank Hessen-Thueringen Girozentrale, 3.55%, 12/1/33(a)	1,000	1,000,000
Harrisburg Authority School Revenue, GO, INS: FGIC, 5.00%, 4/1/10	1,250	1,308,662
Montgomery County, GO, 4.00%, 10/15/10	1,445	1,469,262
Pennsylvania State Higher Education, RB, INS: MBIA, Prerefunded 06/01/10 @ 100, 5.50%, 6/1/18	1,430	1,522,678
Pennsylvania State, GO, 5.00%, 7/1/14	1,800	1,968,174

		7,268,776

South Carolina — 4.4%
Richland County School District, GO, INS: FSA, 5.00%, 3/1/09	1,595	1,646,359
South Carolina Public Service Authority, RB, INS: FSA, 5.00%, 1/1/13	1,460	1,575,515

		3,221,874

	Shares/Par (000)	Value

MUNICIPAL BONDS — Continued
Tennessee — 1.4%
Shelby County, GO, 5.00%, 4/1/09	$1,000	$1,032,000

Texas — 1.0%
Corpus Christi Texas Independent School District, 5.00%, 8/15/11	740	750,005

Utah — 1.4%(a)
Carbon County Pollution Center, RB, Pacificorp Project, INS: AMBAC, SPA: JP Morgan, 3.62%, 11/1/24	1,000	1,000,000

Virginia — 5.9%
Loudoun County Industrial Development Authority, RB, VRDB, Howard Hughes Medical Institute, 3.63%, 2/15/38(a)	500	500,000
Northern Virginia Transportation District RB, INS: FSA, 5.38%, 7/1/14	1,000	1,046,250
Prince William County Lease Partnership, COP, INS: MBIA, 5.50%, 12/1/10	550	555,924
Virginia State, GO, RB, 5.00%, 6/1/13	2,000	2,178,840

		4,281,014

West Virginia — 1.4%
School Building Authority, RB, Capital Improvement, AMBAC, 5.50%, 7/1/11	1,000	1,030,350

TOTAL MUNICIPAL BONDS
(Cost $71,454,515)		71,717,362

INVESTMENT COMPANIES — 0.3%
Black Rock Provident Institutional Funds — MuniFund	10,020	10,020
Goldman Sachs Financial Square Tax-Free Money Market Fund	189,126	189,126

TOTAL INVESTMENT COMPANIES
(Cost $199,146)		199,146

TOTAL INVESTMENT IN SECURITIES — 99.2%
(Cost $71,653,661)(b)		71,916,508

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.8%		603,977

NET ASSETS — 100.0%		$72,520,485

(a)	Variable or Floating Rate Security. Rate disclosed is as of November 30, 2006.
(b)	Aggregate cost for Federal income tax purposes is $71,653,661. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$523,579
Excess of tax cost over value	$(260,732)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments

November 30, 2006

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — 95.9%
Alabama — 1.2%
Auburn University, RB, General Fee Revenue, INS: MBIA, 5.50%, 6/1/13	$1,000	$1,079,390

California — 7.5%
Capistrano School District, GO, INS: AMBAC, 4.50%, 9/1/11	1,000	1,045,940
Los Angeles Unified School District, GO, INS: MBIA, 5.75%, 7/1/13	2,000	2,272,160
San Diego Unified School District, GO, INS: FSA
5.25%, 7/1/28	2,000	2,384,820
5.25%, 7/1/28	1,000	1,192,410

		6,895,330

Colorado — 5.6%
Adams State College, RB, INS: MBIA, 5.25%, 5/15/24	1,000	1,090,520
Arapahoe County District No. 5, Cherry Creek, GO, INS: SAW, Prerefunded 12/15/09 @ 100, 6.00%, 12/15/13	1,000	1,070,030
Denver City and County, COP, INS: AMBAC , Prerefunded 12/1/10 @ 101, 5.75%, 12/1/18	1,750	1,909,950
Denver City and County, GO, 6.00%, 10/1/10	1,000	1,087,540

		5,158,040

District of Columbia — 2.6%(a)
District of Columbia, RB, Georgetown University, INS: MBIA, 35 Day Auction Rate Security(a), 3.62%, 4/25/34	2,400	2,400,000

Florida — 5.7%
Hillsborough County, Capital Improvement, RB, INS: MBIA, 4.38%, 7/1/21	1,755	1,805,456
Lee County Transit Facilities Revenue, RB, INS: AMBAC, 5.50%, 10/1/14	1,000	1,085,670
Miami-Dade Ed Facilities Authority, RB, University of Miami, INS: AMBAC, 5.00%, 4/1/22	1,000	1,074,040
Sarasota County Florida Public Hospital, RB, VRDB, INS: AMBAC, 3.75%, 7/1/37(a)	1,275	1,275,000

		5,240,166

	Par (000)	Value

MUNICIPAL BONDS — Continued
Georgia — 4.4%
Atlanta Airport, RB, INS: FGIC
5.75%, 1/1/14	$2,000	$2,143,680
5.88%, 1/1/16	1,760	1,892,247

		4,035,927

Illinois — 1.5%
Chicago, GO, INS: AMBAC, 6.25%, 1/1/13	1,000	1,144,530
Cicero, GO, INS: XLCA, 5.00%, 1/1/13	200	214,244

		1,358,774

Louisiana — 2.8%
Louisiana Public Facilities, RB, INS: FSA, 5.50%, 8/1/17	2,365	2,550,653

Maryland — 7.3%
Anne Arundel County, GO
4.13%, 3/1/23	2,000	2,014,440
4.13%, 3/1/23	1,000	1,007,220
Charles County, GO,
5.00%, 3/1/12	1,115	1,193,262
Maryland State & Local Facilities, GO, GPI, 5.50%, 3/1/08	1,000	1,024,470
Maryland State Health & Higher Education, RB, Peninsula Medical Center, 5.00%, 7/1/20	1,325	1,436,061

		6,675,453

Massachusetts — 2.6%
Massachusetts Bay Transportation Authority, 5.75%, 7/1/15	85	91,397
Massachusetts Bay Transportation Authority Prerefunded 07/01/2010 @ 100, 5.75%, 7/1/15	915	983,222
Pembroke, GO, INS: FGIC, 5.50%, 11/15/20	1,230	1,343,517

		2,418,136

Michigan — 4.9%
Detroit Sewer Disposal, RB, INS: MBIA, 5.00%, 7/1/12	1,000	1,073,740
Michigan State Board Authority, RB, Clean Water, 5.25%, 10/1/18	2,000	2,172,940
Southfield Library, RB, INS: MBIA, 5.00%, 5/1/17	1,135	1,241,577

		4,488,257

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments — Continued

November 30, 2006

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — Continued
Missouri — 3.4%
Missouri State Board of Public Buildings, RB, Special Obligation, 5.75%, 5/1/09	$1,500	$1,577,865
Missouri State Health & Educational Facilities, RB, VRDB, Cox Health Systems, INS: AMBAC, SPA: Bank of Nova Scotia, 3.75%, 6/1/22(a)	1,500	1,500,000

		3,077,865

New Jersey — 4.9%
New Jersey Environmental Infrastructure, 5.50%, 9/1/16	1,000	1,061,110
New Jersey State Educational Facilities Authority, RB, Princeton University, 4.38%, 7/1/28	1,500	1,547,955
New Jersey State Transportation, Trust Fund, RB, 5.50%, 6/15/08	520	534,867
New Jersey State Transportation, Trust Fund, RB, ETM, 5.50%, 6/15/08	1,280	1,317,171

		4,461,103

New York — 7.8%
New York City Transitional Financial Authority, RB, VRDB, New York City Recovery, SPA: Bank of New York, 3.48%, 8/1/18(a)	1,500	1,500,000
New York State Environmental Facility Corp Station Clean Water & Drinking, 5.25%, 6/15/16	1,350	1,469,907
New York State Environmental Facility, RB, 6.00%, 6/15/18	1,775	1,881,447
New York State Environmental Facility, RB, Prerefunded 06/15/09 @ 100, 6.00%, 6/15/18	225	238,828
New York State, GO, 4.25%, 3/15/26	2,000	2,021,320

		7,111,502

North Carolina — 2.4%
Orange County North Carolina GO, 5.25%, 4/1/16	2,000	2,236,920

	Par (000)	Value

MUNICIPAL BONDS — Continued
Ohio — 1.2%
Eaton School District, GO, INS: FGIC, Prerefunded 12/1/12 @ 101, 5.75%, 12/1/20	$1,000	$1,127,000

Oklahoma — 3.5%
Oklahoma City, GO, INS: FGIC, 5.00%, 3/1/14	2,980	3,190,626

Oregon — 2.3%
Oregon State Bond Bank, RB, INS: MBIA, 5.50%, 1/1/18	2,000	2,077,840

Pennsylvania — 7.5%
Allegheny County Sanitation Authority, RB, INS: MBIA, 5.75%, 12/1/13	1,150	1,255,110
Chester County, GO, 5.50%, 11/15/15	2,235	2,423,612
Mifflin County, GO, INS: FGIC, 5.63%, 9/1/28	2,000	2,155,900
Montgomery County, GO, 4.00%, 10/15/11	1,000	1,020,790

		6,855,412

Puerto Rico — 3.4%
Puerto Rico Commonwealth Highway & Transportation Authority, RB, INS: MBIA, 5.50%, 7/1/13	2,780	3,107,289

Rhode Island — 2.9%
Rhode Island State, GO, INS: FGIC, Prerefunded 07/15/10 @ 101, 6.00%, 7/15/14	2,415	2,638,484

South Carolina — 2.5%
Columbia COPs, INS: AMBAC, 5.25%, 6/1/17	2,095	2,295,973

Utah — 1.1%(a)
Salt Lake County, RB, VRDB, PCRB, Service Station Holdings Project, BP Amoco, 3.65%, 2/1/08	1,000	1,000,000

Virginia — 6.9%
Montgomery County IDA Lease, RB, INS: AMBAC, Prerefunded 01/15/11 @ 101, 6.00%, 1/15/17	1,000	1,102,770
Virginia GO, 5.00%, 6/1/21	2,000	2,183,360

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments — Concluded

November 30, 2006

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — Continued
Virginia — Continued
Virginia State Public Schools, RB, 5.50%, 8/1/08	$1,500	$1,547,280
Virginia State, Public Building Authority, RB, SPA: Dexia Credit Local, 3.45%, 8/1/25(a)	1,500	1,500,000

		6,333,410

TOTAL MUNICIPAL BONDS
(Cost $85,679,251)		87,813,550

	Shares	Value

INVESTMENT COMPANIES — 3.2%
Black Rock Provident Institutional Funds — MuniFund	1,411,370	$1,411,370
Goldman Sachs Financial Square Tax-Free Money Market Fund	1,463,020	1,463,020

TOTAL INVESTMENT COMPANIES
(Cost $2,874,390)		2,874,390

TOTAL INVESTMENT IN SECURITIES — 99.1%
(Cost $88,553,641)(b)		90,687,940
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.9%		848,671

NET ASSETS — 100.0%		$91,536,611

(a)	Variable or Floating Rate Security. Rate disclosed is as of November 30, 2006.
(b)	Aggregate cost for Federal income tax purposes is $88,553,641. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$2,231,811
Excess of tax cost over value	$(97,512)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INVESTMENT ABBREVIATIONS

ADR	American Depository Receipt
AMBAC	Insured by American Municipal Bond Insurance Corp.
CL	Class
COP	Certificate of Participation
CPI	Consolidated Public Improvement
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Association
FSA	Insured by Federal Security Assurance
GDR	Global Depository Receipt
GO	General Obligation
GPI	General Public Improvement
GTD	Guaranteed
IDA	Industrial Development Agency
INS	Insured
LIQ	Liquidity Facility
LLC	Limited Liability Co.
LOC	Letter of Credit
MBIA	Municipal Bond Insurance Association
PCRB	Pollution Control Revenue Bonds
PLC	Public Liability Co.
RB	Revenue Bond
SAW	State Aid Withholding
SIF	Societatea de Investitii Financiare
SPA	Standby Purchase Agreement
STRIPS	Separately Traded Registered Interest and Principal Securities
TECP	Tax-Exempt Commercial Paper
UT	Unlimited Tax
VRDB	Variable Rate Demand Bond
XLCA	XL Capital Assurance

Mercantile Funds, Inc.

Statements of Assets and Liabilities

November 30, 2006

(Unaudited)

	Prime Money Market Fund	Government Money Market Fund	Tax-Exempt Money Market Fund
ASSETS
Investments, at amortized cost	$821,549,624	$439,515,519	$219,588,449
Repurchase agreements, at cost and value	154,000,000	149,000,000	—

Total Investments	975,549,624	588,515,519	219,588,449

Interest and dividends receivable	2,159,941	903,868	1,118,577
Receivable from Investment Advisor	22,438	12,496	8,642
Prepaid expenses and other assets	3,264	4,930	1,053

Total Assets	977,735,267	589,436,813	220,716,721

LIABILITIES
Distributions payable	3,003,806	1,789,949	550,743
Payable for investments purchased	24,949,250	14,479,700	1,000,000
Payable for return of collateral received for securities on loan	15,402,910	99,403,377	—
Accrued expenses and other payables:
Investment advisory fees	190,314	94,255	45,565
Administration fees	95,159	47,128	22,783
Fund accounting fees	16,864	8,190	4,210
Transfer agent fees	1,428	1,016	606
Custodian fees	—	5,384	3,714
Distribution and service fees	58,688	506	2,731
Other accrued expenses	35,940	35,815	21,386

Total Liabilities	43,754,359	115,865,320	1,651,738

NET ASSETS	$933,980,908	$473,571,493	$219,064,983

Represented by:
Capital	$933,980,939	$473,573,784	$219,182,966
Accumulated net investment income (loss)	—	—	(48,711)
Accumulated net realized losses from investment transactions	(31)	(2,291)	(69,272)
Net unrealized appreciation on investments	—	—	—

NET ASSETS	$933,980,908	$473,571,493	$219,064,983

NET ASSETS
Institutional Shares	$787,821,556	$472,360,469	$213,115,018
Class A Shares	145,831,718	1,209,945	5,948,302
Class C Shares	327,634	1,079	1,663

Total	$933,980,908	$473,571,493	$219,064,983

SHARES OUTSTANDING (par value of $0.001 per share)
(20 billion shares authorized)
Institutional Shares	787,885,487	472,488,477	213,238,335
Class A Shares	145,831,722	1,209,946	5,952,209
Class C Shares	327,635	1,079	1,663

Total	934,044,844	473,699,502	219,192,207

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:
Institutional Shares	$1.00	$1.00	$1.00
Class A Shares	$1.00	$1.00	$1.00
Class C Shares(a)	$1.00	$1.00	$1.00

(a)	For Class C Shares, the redemption price per share does not reflect a 1.00% contingent deferred sales charge for shares held less than one year.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Assets and Liabilities

November 30, 2006

(Unaudited)

	Growth & Income Fund	Equity Income Fund	Equity Growth Fund	Capital Opportunities Fund	International Equity Fund	Diversified Real Estate Fund
ASSETS
Investments, at value (Cost $455,206,280, $90,129,529, $46,499,497, $255,692,453, $632,726,346 and $187,225,803; respectively)	$529,469,917	$108,930,806	$54,451,855	$315,354,901	$819,467,553	$311,333,757
Repurchase agreements, at cost and value	799,000	802,000	152,000	—	22,399,000	—

Total Investments	530,268,917	109,732,806	54,603,855	315,354,901	841,866,553	311,333,757

Cash	170	603	844	6,684	1,599	—
Foreign currency, at value (Cost $0, $0, $0, $0, $1,574,216 and $0)	—	—	—	—	1,582,197	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—	1,094,038	—
Interest and dividends receivable	1,044,876	326,470	48,542	132,368	1,670,735	321,799
Receivable for capital shares issued	13,445	97,841	63,000	75,744	838,838	19,900
Receivable for investments sold	5,141,642	1,187,057	501,073	697,471	7,888,271	—
Reclaims receivable	—	—	—	—	143,433	—
Receivable from Investment Advisor	13,072	7,149	7,043	52,222	159,903	—
Prepaid expenses and other assets	7,011	671	3,842	154	352,316	747

Total Assets	536,489,133	111,352,597	55,228,199	316,319,544	855,597,883	311,676,203

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	1,410,110	—
Payable for investments purchased	1,157,224	1,236,653	—	1,507,491	10,276,464	—
Deferred tax liability payable	—	—	—	—	321,693	—
Payable for return of collateral received for securities on loan	65,219,421	8,845,147	6,297,367	70,934,662	61,784,654	64,489,806
Payable for capital shares redeemed	299,278	114,106	71,874	138,308	409,012	62,227
Accrued expenses and other payables:
Investment advisory fees	232,067	49,527	23,837	257,066	761,121	155,064
Administration fees	48,348	10,318	4,966	24,718	77,985	24,229
Fund accounting fees	9,311	2,603	735	4,708	10,421	4,769
Transfer agent fees	6,423	696	2,813	—	716	2,460
Custodian fees	8,719	1,640	394	1,281	—	2,516
Distribution and service fees	5,239	446	282	1,180	2,376	1,923
Other accrued expenses	42,920	4,270	13,041	25,773	16,944	31,055

Total Liabilities	67,028,950	10,265,406	6,415,309	72,895,187	75,071,496	64,774,049

NET ASSETS	$469,460,183	$101,087,191	$48,812,890	$243,424,357	$780,526,387	$246,902,154

Represented by:
Capital	$322,829,469	$68,081,422	$67,052,295	$169,462,287	$545,599,561	$110,406,028
Accumulated net investment income (loss)	957,884	331,808	31,172	(229,134)	3,344,590	(2,607,778)
Accumulated net realized gains (losses) from investment transactions	71,409,193	13,872,684	(26,222,935)	14,528,756	44,841,029	14,995,950
Net unrealized appreciation on investments	74,263,637	18,801,277	7,952,358	59,662,448	186,741,207	124,107,954

NET ASSETS	$469,460,183	$101,087,191	$48,812,890	$243,424,357	$780,526,387	$246,902,154

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Assets and Liabilities — Continued

November 30, 2006

(Unaudited)

	Growth & Income Fund	Equity Income Fund	Equity Growth Fund	Capital Opportunities Fund	International Equity Fund	Diversified Real Estate Fund
NET ASSETS
Institutional Shares	$458,719,979	$100,020,940	$48,211,800	$240,998,990	$775,220,161	$242,752,092
Class A Shares	8,877,365	1,023,367	581,991	1,982,601	4,744,239	3,488,987
Class C Shares	1,862,839	42,884	19,099	442,766	561,987	661,075

Total	$469,460,183	$101,087,191	$48,812,890	$243,424,357	$780,526,387	$246,902,154

SHARES OUTSTANDING (par value of $0.001 per share)
(20 billion shares authorized)
Institutional Shares	21,703,188	17,683,741	6,265,173	19,888,893	42,918,869	10,802,464
Class A Shares	422,196	181,461	76,573	167,176	265,243	156,086
Class C Shares	89,805	7,581	2,556	38,240	31,790	29,634

Total	22,215,189	17,872,783	6,344,302	20,094,309	43,215,902	10,988,184

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Institutional Shares	$21.14	$5.66	$7.70	$12.12	$18.06	$22.47
Class A Shares	$21.03	$5.64	$7.60	$11.86	$17.88	$22.35
Class C Shares(a)	$20.74	$5.66	$7.47	$11.58	$17.67	$22.31
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent)
Class A Shares	$22.08	$5.92	$7.98	$12.45	$18.77	$23.46

Maximum Sales Charge:
Class A Shares	4.75%	4.75%	4.75%	4.75%	4.75%	4.75%

(a)	For Class C Shares, the redemption price per share does not reflect a 1.00% contingent deferred sales charge for shares held less than one year.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Assets and Liabilities

November 30, 2006

(Unaudited)

	Limited Maturity Bond Fund	Total Return Bond Fund	Maryland Tax-Exempt Bond Fund	Tax-Exempt Limited Maturity Bond Fund	National Tax-Exempt Bond Fund
ASSETS
Investments, at value (Cost $151,727,265, $163,840,741, $48,317,798, $71,653,661 and $88,553,641; respectively)	$151,664,249	$164,921,460	$49,694,970	$71,916,508	$90,687,940

Total Investments	151,664,249	164,921,460	49,694,970	71,916,508	90,687,940

Cash	—	—	—	4,280	—
Interest and dividends receivable	1,235,516	1,381,778	749,095	903,411	1,257,636
Receivable for capital shares issued	2,579	23,280	91,400	—	—
Receivable for investments sold	25,265	26,063	—	—	—
Receivable from Investment Advisor	9,508	9,985	13,008	16,497	18,866
Prepaid expenses and other assets	1,555	335	488	2,064	1,475

Total Assets	152,938,672	166,362,901	50,548,961	72,842,760	91,965,917

LIABILITIES
Payable to custodian	—	33,555	—	—	—
Distributions payable	281,119	454,812	134,928	180,577	265,985
Payable for investments purchased	510,996	815,688	—	—	—
Payable for return of collateral received for securities on loan	21,303,068	13,191,669	—	—	—
Payable for capital shares redeemed	25,801	93,775	40,000	68,791	86,067
Accrued expenses and other payables:
Investment advisory fees	37,610	43,333	20,570	30,109	37,656
Administration fees	13,432	15,476	5,142	7,527	9,414
Fund accounting fees	3,159	3,120	3,226	4,876	4,171
Transfer agent fees	3,227	1,899	2,372	1,951	1,255
Custodian fees	4,600	3,009	1,762	4,631	4,274
Distribution and service fees	2,188	691	531	445	396
Other accrued expenses	20,528	14,706	12,299	23,368	20,088

Total Liabilities	22,205,728	14,671,733	220,830	322,275	429,306

NET ASSETS	$130,732,944	$151,691,168	$50,328,131	$72,520,485	$91,536,611

Represented by:
Capital	$133,702,626	$152,100,371	$49,595,404	$73,986,966	$89,205,905
Accumulated net investment income (loss)	663	(213,874)	—	—	—
Accumulated net realized gains (losses) from investment transactions	(2,907,329)	(1,276,048)	(644,445)	(1,729,328)	196,407
Net unrealized appreciation (depreciation) on investments	(63,016)	1,080,719	1,377,172	262,847	2,134,299

NET ASSETS	$130,732,944	$151,691,168	$50,328,131	$72,520,485	$91,536,611

NET ASSETS
Institutional Shares	$126,195,164	$150,336,437	$49,150,098	$71,556,418	$90,664,157
Class A Shares	3,762,820	1,047,822	1,063,619	857,087	767,013
Class C Shares	774,960	306,909	114,414	106,980	105,441

Total	$130,732,944	$151,691,168	$50,328,131	$72,520,485	$91,536,611

SHARES OUTSTANDING (par value of $0.001 per share)
(20 billion shares authorized)
Institutional Shares	12,384,597	15,442,435	4,485,312	7,199,535	9,416,850
Class A Shares	369,389	107,594	97,076	86,233	79,466
Class C Shares	76,124	31,539	10,439	10,765	10,944

Total	12,830,110	15,581,568	4,592,827	7,296,533	9,507,260

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:
Institutional Shares	$10.19	$9.74	$10.96	$9.94	$9.63
Class A Shares	$10.19	$9.74	$10.96	$9.94	$9.65
Class C Shares(a)	$10.18	$9.73	$10.96	$9.94	$9.63
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent)
Class A Shares	$10.64	$10.17	$11.45	$10.38	$10.08

Maximum Sales Charge:
Class A Shares	4.25%	4.25%	4.25%	4.25%	4.25%

(a)	For Class C Shares, the redemption price per share does not reflect a 1.00% contingent deferred sales charge for shares held less than one year.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Operations

For the Six Months Ended November 30, 2006

(Unaudited)

	Prime Money Market Fund	Government Money Market Fund	Tax-Exempt Money Market Fund
INVESTMENT INCOME:
Interest	$22,795,243	$10,502,559	$3,875,573
Dividends	1,439,618	151,820	126,559
Income from securities loaned	11,258	28,036	—

TOTAL INVESTMENT INCOME	24,246,119	10,682,415	4,002,132

EXPENSES:
Investment advisory fees	1,156,436	514,652	283,217
Administration fees	578,226	257,330	141,610
Accounting agent fees	105,077	47,222	26,434
Distribution and service fees
Class A	337,899	2,870	13,623
Class C	2,606	8	7
Custodian fees	35,768	17,297	7,645
Directors fees	6,769	6,769	6,769
Transfer agent fees	11,531	8,273	8,023
Other expenses	89,001	46,587	31,287

TOTAL EXPENSES	2,323,313	901,008	518,615
Distribution and service fees waived
Class C	(1,303)	(3)	(4)
Fees waived by Investment Advisor	(132,506)	(74,687)	(51,836)

NET EXPENSES	2,189,504	826,318	466,775

NET INVESTMENT INCOME	22,056,615	9,856,097	3,535,357

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$22,056,615	$9,856,097	$3,535,357

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Operations

For the Six Months Ended November 30, 2006

(Unaudited)

	Growth & Income Fund	Equity Income Fund	Equity Growth Fund	Capital Opportunities Fund	International Equity Fund	Diversified Real Estate Fund
INVESTMENT INCOME:
Interest	$74,833	$19,447	$16,680	$211,790	$485,129	$32,451
Dividends	3,562,949	1,176,821	191,409	908,880 (a)	9,383,926 (b)	1,429,868
Income from securities loaned	48,737	5,443	4,155	114,329	185,105	35,323

TOTAL INVESTMENT INCOME	3,686,519	1,201,711	212,244	1,234,999	10,054,160	1,497,881

EXPENSES:
Investment advisory fees	1,381,332	285,789	135,288	1,484,326	4,380,717	894,032
Administration fees	287,780	59,540	28,185	142,726	448,849	139,694
Accounting agent fees	52,532	12,285	6,283	29,589	95,947	26,083
Distribution and service fees
Class A	22,512	2,400	1,319	4,854	10,906	8,234
Class C	13,665	198	83	3,189	4,453	4,368
Custodian fees	26,813	6,223	2,106	12,989	472,637	12,645
Directors fees	7,020	5,766	7,271	7,271	7,271	7,271
Transfer agent fees	21,559	11,531	10,779	16,796	14,038	16,796
Other expenses	86,133	32,398	28,219	69,851	96,022	62,416

TOTAL EXPENSES	1,899,346	416,130	219,533	1,771,591	5,530,840	1,171,539
Fees waived by Investment Advisor	(78,932)	(44,201)	(43,252)	(307,458)	(942,887)	—

NET EXPENSES	1,820,414	371,929	176,281	1,464,133	4,587,953	1,171,539

NET INVESTMENT INCOME	1,866,105	829,782	35,963	(229,134)	5,466,207	326,103

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gains (loss) from:
Investments	21,068,859	4,296,437	(499,497)	6,349,057	29,310,330	9,219,507
Foreign currency transactions	—	—	—	—	(4,968,895)	—

	21,068,859	4,296,437	(499,497)	6,349,057	24,341,435	9,219,507

Change in net unrealized appreciation (depreciation):
Investments	24,402,936	6,854,180	5,336,482	6,451,299	44,192,543	44,391,492

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	45,471,795	11,150,617	4,836,985	12,800,356	68,809,934	53,610,999

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$47,337,900	$11,980,399	$4,872,948	$12,571,222	74,195,548	$53,937,102

(a)	Net of withholding taxes of $466.
(b)	Net of withholding taxes of $504,333.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Operations

For the Six Months Ended November 30, 2006

(Unaudited)

	Limited Maturity Bond Fund	Total Return Bond Fund	Maryland Tax-Exempt Bond Fund	Tax-Exempt Limited Maturity Bond Fund	National Tax-Exempt Bond Fund
INVESTMENT INCOME:
Interest	$2,964,331	$3,838,568	$1,037,644	$1,339,622	$1,925,238
Dividends	41,533	48,281	30,507	30,928	41,675
Income from securities loaned	17,433	12,588	—	—	—

TOTAL INVESTMENT INCOME	3,023,297	3,899,437	1,068,151	1,370,550	1,966,913

EXPENSES:
Investment advisory fees	228,914	262,948	127,710	196,204	239,724
Administration fees	81,756	93,912	31,928	49,052	59,932
Accounting agent fees	18,653	26,209	9,142	9,953	12,715
Distribution and service fees
Class A	9,555	2,775	2,575	1,850	1,937
Class C	4,437	2,122	741	531	725
Custodian fees	8,147	9,046	2,882	4,262	5,265
Directors fees	7,271	7,271	7,271	7,271	7,271
Transfer agent fees	15,542	13,035	10,404	10,654	10,027
Other expenses	40,422	33,077	24,437	31,746	33,728

TOTAL EXPENSES	414,697	450,395	217,090	311,523	371,324
Fees waived by Investment Advisor	(57,351)	(51,054)	(79,708)	(103,292)	(117,059)

NET EXPENSES	357,346	399,341	137,382	208,231	254,265

NET INVESTMENT INCOME	2,665,951	3,500,096	930,769	1,162,319	1,712,648

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gains (losses) from investment transactions	(489,461)	(226,465)	136,018	(259,239)	406,705
Change in net unrealized appreciation (depreciation):
Investments	2,427,949	4,778,932	739,924	861,000	1,063,842

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,938,488	4,552,467	875,942	601,761	1,470,547

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,604,439	$8,052,563	$1,806,711	$1,764,080	$3,183,195

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Prime Money Market Fund For the Six Months Ended November 30, 2006	Prime Money Market Fund For the Year Ended May 31, 2006	Government Money Market Fund For the Six Months Ended November 30, 2006	Government Money Market Fund For the Year Ended May 31, 2006
	(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$22,056,615	$29,775,420	$9,856,097	$14,586,175
Net realized gain (loss) from	—	(31)	—	—

Net increase in net assets resulting from operations	22,056,615	29,775,389	9,856,097	14,586,175

Distributions to shareholders from:
Net investment income:
Institutional Shares	(19,109,498)	(26,292,850)	(9,831,470)	(14,550,081)
Class A Shares	(2,935,835)	(3,461,702)	(24,593)	(35,997)
Class C Shares	(11,282)	(20,868)	(34)	(97)

Total distributions to shareholders:	(22,056,615)	(29,775,420)	(9,856,097)	(14,586,175)

Capital share transactions:
Proceeds of shares sold
Institutional Shares	525,951,420	1,074,770,057	522,016,716	925,514,613
Class A Shares	85,199,779	141,472,264	928,663	1,565,876
Class C Shares	26,332	160,820	—	—
Cost of shares redeemed Institutional Shares	(508,123,830)	(1,018,516,202)	(437,238,059)	(922,298,478)
Class A Shares	(70,145,309)	(103,935,143)	(800,575)	(2,097,426)
Class C Shares	(378,973)	(835,505)	(2,102)	—
Value of shares issued in reinvestment of dividends
Institutional Shares	888,306	1,366,241	190,776	424,574
Class A Shares	2,934,370	3,607,222	24,526	38,512
Class C Shares	11,258	23,112	34	102

Increase (decrease) in net assets derived from capital share transactions	36,363,353	98,112,866	85,119,979	3,147,773

TOTAL INCREASE (DECREASE) IN NET ASSETS	36,363,353	98,112,835	85,119,979	3,147,773
NET ASSETS:
Beginning of period	897,617,555	799,504,720	388,451,514	385,303,741

End of period	$933,980,908	$897,617,555	$473,571,493	$388,451,514

Accumulated net investment income (loss)	$—	$—	$—	$—

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	525,951,420	1,074,770,057	522,016,716	925,514,613
Class A Shares	85,199,779	141,472,264	928,663	2,086,477
Class C Shares	26,332	160,820	—	—
Shares redeemed
Institutional Shares	(508,123,830)	(1,018,516,202)	(437,238,059)	(922,298,478)
Class A Shares	(70,145,309)	(103,935,143)	(800,575)	(2,618,027)
Class C Shares	(378,973)	(835,505)	(2,102)	—
Shares issued in reinvestment of dividends
Institutional Shares	888,306	1,366,241	190,776	424,574
Class A Shares	2,934,370	3,607,222	24,526	38,512
Class C Shares	11,258	23,112	34	102

Net increase (decrease) in shares
Institutional Shares	18,715,896	57,620,096	84,969,433	3,640,709
Class A Shares	17,988,840	41,144,343	152,614	(493,038)
Class C Shares	(341,383)	(651,573)	(2,068)	102

Change in shares:	36,363,353	98,112,866	85,119,979	3,147,773

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Tax-Exempt Money Market Fund For the Six Months Ended November 30, 2006	Tax-Exempt Money Market Fund For the Year Ended May 31, 2006	Growth & Income Fund For the Six Months Ended November 30, 2006	Growth & Income Fund For the Year Ended May 31, 2006
	(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$3,535,357	$4,869,232	$1,866,105	$3,487,895
Net realized gain from investments	—	—	21,068,859	68,396,958
Net increase (decrease) in unrealized appreciation (depreciation) on investments	—	—	24,402,936	(40,319,266)

Net increase in net assets resulting from operations	3,535,357	4,869,232	47,337,900	31,565,587

Distributions to shareholders from:
Net investment income:
Institutional Shares	(3,436,185)	(4,815,436)	(1,664,499)	(3,409,699)
Class A Shares	(70,957)	(130,668)	(11,385)	(19,013)
Class C Shares	(22)	(32)	—	(136)
Net realized capital gains:
Institutional Shares	—	—	—	(21,546,274)
Class A Shares	—	—	—	(356,004)
Class C Shares	—	—	—	(160,273)

Total distributions to shareholders:	(3,507,164)	(4,946,136)	(1,675,884)	(25,491,399)

Capital share transactions:
Proceeds of shares sold
Institutional Shares	136,025,991	283,387,405	14,731,434	37,665,644
Class A Shares	13,669,375	31,511,977	937,735	4,514,784
Class C Shares	—	—	34,636	985,142
Cost of shares redeemed
Institutional Shares	(136,866,517)	(279,569,971)	(55,278,455)	(67,796,603)
Class A Shares	(12,563,206)	(39,183,475)	(1,789,379)	(2,384,898)
Class C Shares	—	(10)	(1,754,330)	(663,393)
Value of shares issued in reinvestment of dividends
Institutional Shares	4,932	9,781	745,983	22,112,815
Class A Shares	70,988	141,335	8,921	334,102
Class C Shares	22	34	—	157,161

Increase (decrease) in net assets derived from capital share transactions	341,585	(3,702,924)	(42,363,455)	(5,075,246)

TOTAL INCREASE (DECREASE) IN NET ASSETS	369,778	(3,779,828)	3,298,561	998,942
NET ASSETS:
Beginning of period	218,695,205	222,475,033	466,161,622	465,162,680

End of period	$219,064,983	$218,695,205	$469,460,183	$466,161,622

Accumulated net investment income (loss)	$(48,711)	$(76,904)	$957,884	$767,663

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Tax-Exempt Money Market Fund For the Six Months Ended November 30, 2006	Tax-Exempt Money Market Fund For the Year Ended May 31, 2006	Growth & Income Fund For the Six Months Ended November 30, 2006	Growth & Income Fund For the Year Ended May 31, 2006
	(Unaudited)		(Unaudited)
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	136,025,991	283,387,405	761,449	1,925,294
Class A Shares	13,669,375	31,511,977	48,490	234,005
Class C Shares	—	—	1,789	51,531
Shares redeemed
Institutional Shares	(136,866,517)	(279,569,971)	(2,810,550)	(3,477,565)
Class A Shares	(12,563,206)	(39,183,475)	(89,104)	(123,428)
Class C Shares	—	(10)	(91,215)	(34,120)
Shares issued in reinvestment of dividends
Institutional Shares	4,932	9,781	38,446	1,133,074
Class A Shares	70,988	141,335	464	17,206
Class C Shares	22	34	—	8,181

Net increase (decrease) in shares
Institutional Shares	(835,594)	3,827,215	(2,010,655)	(419,197)
Class A Shares	1,177,157	(7,530,163)	(40,150)	127,783
Class C Shares	22	24	(89,426)	25,592

Change in shares:	341,585	(3,702,924)	(2,140,231)	(265,822)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Equity Income Fund For the Six Months Ended November 30, 2006	Equity Income Fund For the Year Ended May 31, 2006	Equity Growth Fund For the Six Months Ended November 30, 2006	Equity Growth Fund For the Year Ended May 31, 2006
	(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$829,782	$1,799,322	$35,963	$49,021
Net realized gain (loss) on investments	4,296,437	11,551,632	(499,497)	2,955,747
Net increase (decrease) in unrealized appreciation (depreciation) on investments	6,854,180	(6,540,071)	5,336,482	(2,961,831)

Net increase in net assets resulting from operations	11,980,399	6,809,883	4,872,948	42,937

Distributions to shareholders from:
Net investment income:
Institutional Shares	(824,698)	(1,874,609)	(46,391)	(39,444)
Class A Shares	(6,296)	(9,144)	(13)	—
Class C Shares	(153)	(396)	—	—

Total distributions to shareholders:	(831,147)	(1,884,149)	(46,404)	(39,444)

Capital share transactions:
Proceeds of shares sold
Institutional Shares	7,538,527	15,092,772	6,808,456	18,109,896
Class A Shares	150,670	749,783	268,435	227,362
Class C Shares	—	1,000	1,480	1,250
Cost of shares redeemed
Institutional Shares	(9,653,628)	(26,807,490)	(5,819,099)	(10,371,158)
Class A Shares	(199,215)	(206,449)	(115,443)	(133,450)
Class C Shares	—	(1,483)	—	(1,430)
Value of shares issued in reinvestment of dividends
Institutional Shares	227,104	465,194	16,298	16,472
Class A Shares	2,635	4,590	8	—
Class C Shares	153	396	—	—

Increase (decrease) in net assets derived from capital share transactions	(1,933,754)	(10,701,687)	1,160,135	7,848,942

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,215,498	(5,775,953)	5,986,679	7,852,435
NET ASSETS:
Beginning of period	91,871,693	97,647,646	42,826,211	34,973,776

End of period	$101,087,191	$91,871,693	$48,812,890	$42,826,211

Accumulated net investment income (loss)	$331,808	$333,173	$31,172	$41,613

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	1,441,715	3,057,146	959,031	2,515,315
Class A Shares	29,011	152,408	39,398	32,292
Class C Shares	—	196	203	179
Shares redeemed
Institutional Shares	(1,823,343)	(5,451,567)	(807,399)	(1,467,881)
Class A Shares	(38,299)	(42,053)	(15,759)	(19,062)
Class C Shares	—	(301)	—	(201)
Shares issued in reinvestment of dividends
Institutional Shares	43,928	94,884	2,342	2,426
Class A Shares	511	935	1	—
Class C Shares	29	80	—	—

Net increase (decrease) in shares
Institutional Shares	(337,700)	(2,299,537)	153,974	1,049,860
Class A Shares	(8,777)	111,290	23,640	13,230
Class C Shares	29	(25)	203	(22)

Change in shares:	(346,448)	(2,188,272)	177,817	1,063,068

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Capital Opportunities Fund For the Six Months Ended November 30, 2006	Capital Opportunities Fund For the Year Ended May 31, 2006	International Equity Fund For the Six Months Ended November 30, 2006	International Equity Fund For the Year Ended May 31, 2006
	(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(229,134)	$(749,666)	$5,466,207	$10,992,511
Net realized gain on investments and foreign currency transactions	6,349,057	15,048,906	24,341,435	30,799,039
Net increase (decrease) in unrealized appreciation (depreciation) on investments and foreign currency transactions	6,451,299	21,754,657	44,192,543	74,161,283

Net increase in net assets resulting from operations	12,571,222	36,053,897	74,195,548	115,952,833

Distributions to shareholders from:
Net investment income:
Institutional Shares	—	—	(2,402,833)	(3,752,304)
Class A Shares	—	—	(5,339)	(11,495)
Class C Shares	—	—	—	(1,867)
Net realized capital gains:
Institutional Shares	—	(12,171,319)	—	(20,442,891)
Class A Shares	—	(84,956)	—	(84,403)
Class C Shares	—	(43,559)	—	(33,342)

Total distributions to shareholders:	—	(12,299,834)	(2,408,172)	(24,326,302)

Capital share transactions:
Proceeds of shares sold
Institutional Shares	12,976,560	45,355,040	42,002,114	160,234,916
Class A Shares	324,390	793,732	729,615	2,416,324
Class C Shares	11,099	162,731	9,585	408,810
Cost of shares redeemed
Institutional Shares	(15,435,892)	(38,808,621)	(50,108,037)	(44,743,874)
Class A Shares	(400,764)	(448,503)	(509,762)	(813,965)
Class C Shares	(389,959)	(124,651)	(618,496)	(136,430)
Value of shares issued in reinvestment of dividends
Institutional Shares	—	10,907,991	438,571	19,134,628
Class A Shares	—	80,183	3,302	69,713
Class C Shares	—	42,957	—	34,456

Increase (decrease) in net assets derived from capital share transactions	(2,914,566)	17,960,859	(8,053,108)	136,604,578

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,656,656	41,714,922	63,734,268	228,231,109
NET ASSETS:
Beginning of period	233,767,701	192,052,779	716,792,119	488,561,010

End of period	$243,424,357	$233,767,701	$780,526,387	$716,792,119

Accumulated net investment income (loss)	$(229,134)	$—	$3,344,590	$562,511

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Capital Opportunities Fund For the Six Months Ended November 30, 2006	Capital Opportunities Fund For the Year Ended May 31, 2006	International Equity Fund For the Six Months Ended November 30, 2006	International Equity Fund For the Year Ended May 31, 2006
	(Unaudited)		(Unaudited)
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	1,160,057	4,065,832	2,471,178	10,554,973
Class A Shares	29,747	71,606	44,236	155,200
Class C Shares	998	15,144	581	27,751
Shares redeemed
Institutional Shares	(1,377,644)	(3,406,790)	(3,067,894)	(2,881,974)
Class A Shares	(35,616)	(40,693)	(30,364)	(52,322)
Class C Shares	(36,624)	(11,140)	(37,361)	(8,756)
Shares issued in reinvestment of dividends
Institutional Shares	—	999,816	26,873	1,275,224
Class A Shares	—	7,473	204	4,708
Class C Shares	—	4,079	—	2,334

Net increase (decrease) in shares
Institutional Shares	(217,587)	1,658,858	(569,843)	8,948,223
Class A Shares	(5,869)	38,386	14,076	107,586
Class C Shares	(35,626)	8,083	(36,780)	21,329

Change in shares:	(259,082)	1,705,327	(592,547)	9,077,138

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Diversified Real Estate Fund For the Six Months Ended November 30, 2006	Diversified Real Estate Fund For the Year Ended May 31, 2006	Limited Maturity Bond Fund For the Six Months Ended November 30, 2006	Limited Maturity Bond Fund For the Year Ended May 31, 2006
	(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$326,103	$927,128	$2,665,951	$5,233,716
Net realized gain (loss) on investments	9,219,507	16,928,999	(489,461)	(1,183,498)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	44,391,492	18,463,908	2,427,949	(2,183,390)

Net increase in net assets resulting from operations	53,937,102	36,320,035	4,604,439	1,866,828

Distributions to shareholders from:
Net investment income:
Institutional Shares	(2,019,346)	(6,394,403)	(2,582,839)	(5,104,368)
Class A Shares	(21,494)	(64,154)	(68,731)	(106,538)
Class C Shares	(3,920)	(20,128)	(13,718)	(25,023)
Net realized capital gains:
Institutional Shares	—	(8,900,074)	—	—
Class A Shares	—	(106,358)	—	—
Class C Shares	—	(42,058)	—	—

Total distributions to shareholders:	(2,044,760)	(15,527,175)	(2,665,288)	(5,235,929)

Capital share transactions:
Proceeds of shares sold
Institutional Shares	10,216,272	23,994,110	8,997,872	15,819,520
Class A Shares	369,425	1,066,990	182,781	1,657,938
Class C Shares	8,537	112,258	15,383	207,229
Cost of shares redeemed
Institutional Shares	(19,556,670)	(45,199,146)	(11,166,958)	(53,796,984)
Class A Shares	(684,311)	(449,148)	(342,231)	(563,308)
Class C Shares	(533,970)	(137,745)	(195,690)	(382,540)
Value of shares issued in reinvestment of dividends
Institutional Shares	368,981	8,877,638	889,602	1,746,070
Class A Shares	18,232	154,044	64,974	106,041
Class C Shares	3,822	60,595	12,550	24,305

Increase (decrease) in net assets derived from capital share transactions	(9,789,682)	(11,520,404)	(1,541,717)	(35,181,729)

TOTAL INCREASE (DECREASE) IN NET ASSETS	42,102,660	9,272,456	397,434	(38,550,830)
NET ASSETS:
Beginning of period	204,799,494	195,527,038	130,335,510	168,886,340

End of period	$246,902,154	$204,799,494	$130,732,944	$130,335,510

Accumulated net investment income (loss)	$(2,607,778)	$(889,121)	$663	$—

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	520,253	1,391,438	890,661	1,558,443
Class A Shares	18,784	61,849	18,083	162,563
Class C Shares	427	6,610	1,532	20,439
Shares redeemed
Institutional Shares	(983,989)	(2,591,981)	(1,105,815)	(5,300,927)
Class A Shares	(33,961)	(25,786)	(33,797)	(55,564)
Class C Shares	(26,954)	(7,937)	(19,339)	(37,722)
Shares issued in reinvestment of dividends
Institutional Shares	19,154	527,954	87,914	172,090
Class A Shares	955	9,110	6,423	10,468
Class C Shares	204	3,597	1,242	2,398

Net increase (decrease) in shares
Institutional Shares	(444,582)	(672,589)	(127,240)	(3,570,394)
Class A Shares	(14,222)	45,173	(9,291)	117,467
Class C Shares	(26,323)	2,270	(16,565)	(14,885)

Change in shares:	(485,127)	(625,146)	(153,096)	(3,467,812)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Total Return Bond Fund For the Six Months Ended November 30, 2006	Total Return Bond Fund For the Year Ended May 31, 2006	Maryland Tax-Exempt Bond Fund For the Six Months Ended November 30, 2006	Maryland Tax-Exempt Bond Fund For the Year Ended May 31, 2006
	(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$3,500,096	$5,976,076	$930,769	$2,023,193
Net realized gain (loss) from investments	(226,465)	(740,621)	136,018	55,737
Net increase (decrease) in unrealized appreciation (depreciation) on investments	4,778,932	(5,752,407)	739,924	(1,449,751)

Net increase (decrease) in net assets resulting from operations	8,052,563	(516,952)	1,806,711	629,179

Distributions to shareholders from:
Net investment income:
Institutional Shares	(3,531,549)	(6,175,526)	(912,538)	(1,989,416)
Class A Shares	(23,569)	(36,073)	(16,266)	(29,590)
Class C Shares	(7,945)	(21,755)	(1,965)	(4,187)
Net realized capital gains:
Institutional Shares	—	(172,031)	—	—
Class A Shares	—	(1,036)	—	—
Class C Shares	—	(671)	—	—

Total distributions to shareholders:	(3,563,063)	(6,407,092)	(930,769)	(2,023,193)

Capital share transactions:
Proceeds of shares sold
Institutional Shares	11,201,897	39,864,102	2,927,659	8,031,008
Class A Shares	117,427	516,095	48,419	337,277
Class C Shares	10,336	286,175	—	—
Cost of shares redeemed
Institutional Shares	(14,072,067)	(23,097,776)	(6,035,463)	(12,168,352)
Class A Shares	(211,674)	(180,262)	(14,712)	(185,253)
Class C Shares	(271,869)	(321,503)	(42,930)	(63,945)
Value of shares issued in reinvestment of dividends
Institutional Shares	796,058	1,755,925	74,606	167,304
Class A Shares	18,149	33,310	11,003	21,803
Class C Shares	7,364	22,580	1,498	3,397

Increase (decrease) in net assets derived from capital share transactions	(2,404,379)	18,878,646	(3,029,920)	(3,856,761)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,085,121	11,954,602	(2,153,978)	(5,250,775)
NET ASSETS:
Beginning of period	149,606,047	137,651,445	52,482,109	57,732,884

End of period	$151,691,168	$149,606,047	$50,328,131	$52,482,109

Accumulated net investment income (loss)	$(213,874)	$(150,907)	$—	$—

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	1,171,153	4,111,132	269,595	737,110
Class A Shares	12,319	53,075	4,466	30,964
Class C Shares	1,091	29,246	—	—
Shares redeemed
Institutional Shares	(1,472,829)	(2,365,379)	(557,292)	(1,119,469)
Class A Shares	(22,065)	(18,478)	(1,358)	(17,169)
Class C Shares	(28,501)	(33,368)	(3,922)	(5,802)
Shares issued in reinvestment of dividends
Institutional Shares	82,968	180,866	6,872	15,336
Class A Shares	1,892	3,434	1,014	2,002
Class C Shares	770	2,323	138	311

Net increase (decrease) in shares
Institutional Shares	(218,708)	1,926,619	(280,825)	(367,023)
Class A Shares	(7,854)	38,031	4,122	15,797
Class C Shares	(26,640)	(1,799)	(3,784)	(5,491)

Change in shares:	(253,202)	1,962,851	(280,487)	(356,717)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Tax-Exempt Limited Maturity Bond Fund For the Six Months Ended November 30, 2006	Tax-Exempt Limited Maturity Bond Fund For the Year Ended May 31, 2006	National Tax-Exempt Bond Fund For the Six Months Ended November 30, 2006	National Tax-Exempt Bond Fund For the Year Ended May 31, 2006
	(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$1,162,319	$2,520,758	$1,712,648	$3,932,558
Net realized gain (loss) from investments	(259,239)	(746,243)	406,705	619,254
Net increase (decrease) in unrealized appreciation (depreciation) on investments	861,000	(416,766)	1,063,842	(3,444,932)

Net increase in net assets resulting from operations	1,764,080	1,357,749	3,183,195	1,106,880

Distributions to shareholders from:
Net investment income:
Institutional Shares	(1,152,094)	(2,507,471)	(1,698,851)	(3,913,257)
Class A Shares	(9,178)	(11,662)	(11,931)	(15,084)
Class C Shares	(1,047)	(1,625)	(1,866)	(4,217)

Total distributions to shareholders:	(1,162,319)	(2,520,758)	(1,712,648)	(3,932,558)

Capital share transactions:
Proceeds of shares sold
Institutional Shares	217,000	3,385,774	1,887,924	6,069,770
Class A Shares	303,024	341,308	297,670	588,624
Class C Shares	—	—	—	1,000
Cost of shares redeemed
Institutional Shares	(12,461,667)	(29,437,039)	(10,582,235)	(27,534,987)
Class A Shares	(108,029)	(105,899)	(316,194)	(95,327)
Class C Shares	—	(1,003)	(48,955)	(26,027)
Value of shares issued in reinvestment of dividends
Institutional Shares	8,337	22,770	5,425	19,090
Class A Shares	6,516	9,586	6,739	10,546
Class C Shares	1,006	1,738	1,342	3,244

Increase (decrease) in net assets derived from capital share transactions	(12,033,813)	(25,782,765)	(8,748,284)	(20,964,067)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,432,052)	(26,945,774)	(7,277,737)	(23,789,745)
NET ASSETS:
Beginning of period	83,952,537	110,898,311	98,814,348	122,604,093

End of period	$72,520,485	$83,952,537	$91,536,611	$98,814,348

Accumulated net investment income (loss)	$—	$—	$—	$—

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	21,947	340,810	197,983	633,345
Class A Shares	30,666	34,357	31,055	61,252
Class C Shares	—	—	—	105
Shares redeemed
Institutional Shares	(1,260,185)	(2,970,371)	(1,108,868)	(2,874,345)
Class A Shares	(10,951)	(10,688)	(33,032)	(9,975)
Class C Shares	—	(101)	(5,094)	(2,717)
Shares issued in reinvestment of dividends
Institutional Shares	843	2,294	568	1,985
Class A Shares	658	967	705	1,099
Class C Shares	102	175	140	338

Net increase (decrease) in shares
Institutional Shares	(1,237,395)	(2,627,267)	(910,317)	(2,239,015)
Class A Shares	20,373	24,636	(1,272)	52,376
Class C Shares	102	74	(4,954)	(2,274)

Change in shares:	(1,216,920)	(2,602,557)	(916,543)	(2,188,913)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout each Period)

		Change in Net Assets Resulting from Operations			Less Dividends from:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income (Loss)	Net Realized Gains (Losses) on Investments
Prime Money Market Fund Institutional Class
Year ended 05/31/02	$1.00	$0.0239	$—	$0.0239	$(0.0239)	$—
Year ended 05/31/03	1.00	0.0120	—	0.0120	(0.0120)	—
Year ended 05/31/04	1.00	0.0070	—	0.0070	(0.0070)	—
Year ended 05/31/05	1.00	0.0163	—	0.0163	(0.0163)	—
Year ended 05/31/06	1.00	0.0363	—	0.0363	(0.0363)	—
For Six Months Ended 11/30/06†	1.00	0.0243	—	0.0243	(0.0243)	—
Government Money Market Fund Institutional Class
Year ended 05/31/02	1.00	0.0232	—	0.0232	(0.0232)	—
Year ended 05/31/03	1.00	0.0116	—	0.0116	(0.0116)	—
Year ended 05/31/04	1.00	0.0068	—	0.0068	(0.0068)	—
Year ended 05/31/05	1.00	0.0160	—	0.0160	(0.0160)	—
Year ended 05/31/06	1.00	0.0357	—	0.0357	(0.0357)	—
For Six Months Ended 11/30/06†	1.00	0.0240	—	0.0240	(0.0240)	—
Tax-Exempt Money Market Fund Institutional Class
Year ended 05/31/02	1.00	0.0161	—	0.0161	(0.0161)	—
Year ended 05/31/03	1.00	0.0094	—	0.0094	(0.0094)	—
Year ended 05/31/04	1.00	0.0057	—	0.0057	(0.0057)	—
Year ended 05/31/05	1.00	0.0124	—	0.0124	(0.0124)	—
Year ended 05/31/06	1.00	0.0244	—	0.0244	(0.0244)	—
For Six Months Ended 11/30/06†	1.00	0.0157	—	0.0157	(0.0157)	—
Growth & Income Fund Institutional Class
Year ended 05/31/02	20.96	0.15	(2.16)	(2.01)	(0.15)	(1.96)
Year ended 05/31/03	16.84	0.15	(1.51)	(1.36)	(0.15)	—
Year ended 05/31/04	15.33	0.10	2.58	2.68	(0.10)	—
Year ended 05/31/05	17.91	0.16	0.98	1.14	(0.15)	—
Year ended 05/31/06	18.90	0.14	1.17	1.31	(0.14)	(0.93)
For Six Months Ended 11/30/06†	19.14	0.08	1.99	2.07	(0.07)	—
Equity Income Fund Institutional Class
Year ended 05/31/02	5.09	0.07	(0.42)	(0.35)	(0.07)	(0.25)
Year ended 05/31/03	4.42	0.07	(0.55)	(0.48)	(0.07)	—
Year ended 05/31/04	3.87	0.09	0.63	0.72	(0.08)	—
Year ended 05/31/05	4.51	0.10	0.26	0.36	(0.09)	—
Year ended 05/31/06	4.78	0.10	0.26	0.36	(0.10)	—
For Six Months Ended 11/30/06†	5.04	0.05	0.62	0.67	(0.05)	—
Equity Growth Fund Institutional Class
Year ended 05/31/02	9.32	0.01	(2.70)	(2.69)	(0.02)	(0.11)
Year ended 05/31/03	6.50	0.03	(0.79)	(0.76)	(0.02)	—
Year ended 05/31/04	5.72	0.02	0.94	0.96	(0.02)	—
Year ended 05/31/05	6.66	0.04	0.19	0.23	(0.04)	—
Year ended 05/31/06	6.85	0.01	0.10	0.11	(0.01)	—
For Six Months Ended 11/30/06†	6.95	0.01	0.75	0.76	(0.01)	—
Capital Opportunities Fund Institutional Class
Year ended 05/31/02	8.39	(0.05)	(1.00)	(1.05)	—	—
Year ended 05/31/03	7.34	(0.03)	0.22	0.19	—	—
Year ended 05/31/04	7.53	(0.03)	1.95	1.92	—	—
Year ended 05/31/05	9.45	(0.04)	0.89	0.85	—	—
Year ended 05/31/06	10.30	(0.04)	1.85	1.81	—	(0.62)
For Six Months Ended 11/30/06†	11.49	(0.01)	0.64	0.63	—	—

[1]	During the period certain fees were waived and/or reimbursed. Is such waivers/reimbursements had not occurred, the ratios would have been as indicated.
[2]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
[3]	Annualized
†	Unaudited

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout Each Period)

Less Dividends from:			Ratios/Supplemental Data
Total Dividends and Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver[1]	Portfolio Turnover[2]

$(0.0239)	$1.00	2.41%	$647,061	0.38%	2.41%	0.44%	n/a
(0.0120)	1.00	1.21%	749,413	0.38%	1.18%	0.44%	n/a
(0.0070)	1.00	0.71%	701,820	0.38%	0.71%	0.45%	n/a
(0.0163)	1.00	1.64%	711,485	0.40%	1.64%	0.44%	n/a
(0.0363)	1.00	3.69%	769,106	0.40%	3.66%	0.44%	n/a
(0.0243)	1.00	2.45%	787,822	0.40%[3]	4.84%[3]	0.43%[3]	n/a

(0.0232)	1.00	2.35%	402,908	0.38%	2.32%	0.45%	n/a
(0.0116)	1.00	1.17%	383,788	0.38%	1.16%	0.44%	n/a
(0.0068)	1.00	0.68%	373,145	0.38%	0.68%	0.44%	n/a
(0.0160)	1.00	1.61%	383,751	0.40%	1.61%	0.44%	n/a
(0.0357)	1.00	3.63%	387,391	0.40%	3.56%	0.45%	n/a
(0.0240)	1.00	2.42%	472,360	0.40%[3]	4.79%[3]	0.44%[3]	n/a

(0.0161)	1.00	1.63%	252,507	0.38%	1.58%	0.46%	n/a
(0.0094)	1.00	0.95%	289,896	0.38%	0.94%	0.46%	n/a
(0.0057)	1.00	0.58%	249,892	0.38%	0.57%	0.45%	n/a
(0.0124)	1.00	1.25%	210,168	0.40%	1.21%	0.46%	n/a
(0.0244)	1.00	2.46%	213,923	0.40%	2.38%	0.46%	n/a
(0.0157)	1.00	1.57%	213,115	0.40%[3]	3.13%[3]	0.45%[3]	n/a

(2.11)	16.84	(10.08)%	390,191	0.70%	0.87%	0.81%	41.17%
(0.15)	15.33	(8.03)%	395,293	0.74%	1.00%	0.82%	40.90%
(0.10)	17.91	17.55%	469,056	0.75%	0.58%	0.80%	38.63%
(0.15)	18.90	6.37%	456,009	0.78%	0.88%	0.80%	32.10%
(1.07)	19.14	6.86%	453,984	0.77%	0.75%	0.80%	64.68%
(0.07)	21.14	10.86%	458,726	0.78%[3]	0.83%[3]	0.81%[3]	27.75%

(0.32)	4.42	(7.26)%	103,601	0.70%	1.47%	0.83%	28.86%
(0.07)	3.87	(10.77)%	92,503	0.74%	1.95%	0.85%	32.17%
(0.08)	4.51	18.86%	87,814	0.75%	1.97%	0.85%	37.87%
(0.09)	4.78	8.11%	97,234	0.78%	2.21%	0.86%	26.98%
(0.10)	5.04	7.55%	90,877	0.77%	1.89%	0.84%	68.75%
(0.05)	5.66	13.30%	100,021	0.78%[3]	1.71%[3]	0.87%[3]	26.56%

(0.13)	6.50	(29.18)%	42,638	0.70%	0.14%	0.86%	57.89%
(0.02)	5.72	(11.69)%	29,568	0.74%	0.51%	1.00%	40.69%
(0.02)	6.66	16.89%	32,364	0.75%	0.23%	0.99%	49.41%
(0.04)	6.85	3.41%	34,688	0.78%	0.59%	1.01%	49.81%
(0.01)	6.95	1.58%	42,447	0.77%	0.13%	0.98%	72.12%
(0.01)	7.70	10.91%	48,212	0.78%[3]	0.17%[3]	0.97%[3]	30.52%

—	7.34	(12.51)%	36,065	1.25%	(0.74)%	1.57%	123.84%
—	7.53	2.59%	66,491	1.25%	(0.58)%	1.63%	98.94%
—	9.45	25.50%	153,815	1.25%	(0.41)%	1.56%	69.23%
—	10.30	8.99%	190,026	1.28%	(0.39)%	1.54%	56.09%
(0.62)	11.49	17.88%	231,002	1.27%	(0.33)%	1.51%	52.91%
—	12.12	5.48%	240,999	1.28%[3]	(0.19)%[3]	1.54%[3]	22.62%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout Each Period)

		Change in Net Assets Resulting from Operations			Less Dividends from:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income (Loss)	Net Realized Gains (Losses) on Investments
International Equity Fund Institutional Class
For the year ended 05/31/02	$10.53	$0.07	$0.29	$0.36	$(0.01)	$—
For the year ended 05/31/03	10.88	0.13	(0.97)	(0.84)	(0.23)	—
For the year ended 05/31/04	9.81	0.12	2.57	2.69	(0.07)	—
For the year ended 05/31/05	12.43	0.17	1.57	1.74	(0.10)	—
For the year ended 05/31/06	14.07	0.27	2.65	2.92	(0.11)	(0.52)
For Six Months Ended 11/30/06†	16.36	0.13	1.63	1.76	(0.06)	—
Diversified Real Estate Fund Institutional Class
For the year ended 05/31/02	10.09	0.50	1.42	1.92	(0.52)	(0.04)
For the year ended 05/31/03	11.42	0.57	0.01	0.58	(0.48)	(0.02)
For the year ended 05/31/04	11.42	0.40	2.34	2.74	(0.53)	(0.06)
For the year ended 05/31/05	13.52	0.33	3.36	3.69	(0.47)	(0.47)
For the year ended 05/31/06	16.16	0.06	2.93	2.99	(0.54)	(0.76)
For Six Months Ended 11/30/06†	17.85	0.08	4.72	4.80	(0.18)	—
Limited Maturity Bond Fund Institutional Class
For the year ended 05/31/02	10.45	0.48	(0.03)	0.45	(0.48)	(0.08)
For the year ended 05/31/03	10.34	0.36	0.23	0.59	(0.36)	—
For the year ended 05/31/04	10.57	0.29	(0.26)	0.03	(0.29)	—
For the year ended 05/31/05	10.31	0.32	(0.04)	0.28	(0.32)	—
For the year ended 05/31/06	10.27	0.36	(0.23)	0.13	(0.36)	—
For Six Months Ended 11/30/06†	10.04	0.21	0.15	0.36	(0.21)	—
Total Return Bond Fund Institutional Class
For the year ended 05/31/02	9.81	0.53	0.08	0.61	(0.55)	(0.03)
For the year ended 05/31/03	9.84	0.44	0.39	0.83	(0.48)	—
For the year ended 05/31/04	10.19	0.35	(0.33)	0.02	(0.42)	(0.05)
For the year ended 05/31/05	9.74	0.39	0.27	0.66	(0.42)	(0.06)
For the year ended 05/31/06	9.92	0.41	(0.44)	(0.03)	(0.43)	(0.01)
For Six Months Ended 11/30/06†	9.45	0.23	0.29	0.52	(0.23)	—
Maryland Tax-Exempt Bond Fund Institutional Class
For the year ended 05/31/02	10.88	0.44	0.15	0.59	(0.44)	—
For the year ended 05/31/03	11.03	0.38	0.29	0.67	(0.38)	—
For the year ended 05/31/04	11.32	0.35	(0.29)	0.06	(0.35)	—
For the year ended 05/31/05	11.03	0.37	0.01	0.38	(0.37)	—
For the year ended 05/31/06	11.04	0.39	(0.27)	0.12	(0.39)	—
For Six Months Ended 11/30/06†	10.77	0.20	0.19	0.39	(0.20)	—
Tax-Exempt Limited Maturity Bond Fund Institutional Class
For the year ended 05/31/02	10.00	0.38	0.10	0.48	(0.38)	—
For the year ended 05/31/03	10.10	0.29	0.15	0.44	(0.29)	—
For the year ended 05/31/04	10.25	0.21	(0.20)	0.01	(0.21)	—
For the year ended 05/31/05	10.05	0.20	(0.07)	0.13	(0.20)	—
For the year ended 05/31/06	9.98	0.25	(0.12)	0.13	(0.25)	—
For Six Months Ended 11/30/06†	9.86	0.15	0.08	0.23	(0.15)	—
National Tax-Exempt Bond Fund Institutional Class
For the year ended 05/31/02	9.91	0.39	0.16	0.55	(0.39)	(0.21)
For the year ended 05/31/03	9.86	0.34	0.25	0.59	(0.34)	(0.08)
For the year ended 05/31/04	10.03	0.33	(0.32)	0.01	(0.33)	—
For the year ended 05/31/05	9.71	0.34	0.01	0.35	(0.34)	—
For the year ended 05/31/06	9.72	0.34	(0.24)	0.10	(0.34)	—
For Six Months Ended 11/30/06†	9.48	0.17	0.15	0.32	(0.17)	—

[1]	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
[2]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[3]	Annualized.
†	Unaudited.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout Each Period)

Less Dividends from:				Ratios/Supplemental Data
Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver[1]	Portfolio Turnover[2]

$—	$(0.01)	$10.88	3.46%	$89,614	1.25%	0.71%	1.56%	76.95%
—	(0.23)	9.81	(7.75)%	124,338	1.25%	1.30%	1.81%	45.32%
—	(0.07)	12.43	27.56%	307,494	1.25%	0.66%	1.60%	91.00%
—	(0.10)	14.07	13.96%	485,899	1.27%	0.75%	1.59%	44.61%
—	(0.63)	16.36	21.27%	711,621	1.27%	1.79%	1.52%	56.48%
—	(0.06)	18.06	10.77%	774,991	1.27%[3]	1.53%[3]	1.54%[3]	27.51%

(0.03)	(0.59)	11.42	19.55%	44,809	1.00%	4.60%	1.07%	10.82%
(0.08)	(0.58)	11.42	5.49%	88,337	1.04%	4.39%	1.09%	14.84%
(0.05)	(0.64)	13.52	24.32%	161,877	1.04%	3.08%	1.04%	24.99%
(0.11)	(1.05)	16.16	27.84%	192,655	1.03%	2.22%	1.03%	18.49%
—	(1.30)	17.85	19.07%	200,785	1.02%	0.47%	1.02%	25.42%
—	(0.18)	22.47	27.07%	242,752	1.04%[3]	0.31%[3]	1.04%[3]	4.93%

—	(0.56)	10.34	4.43%	144,426	0.45%	4.60%	0.58%	46.71%
—	(0.36)	10.57	5.82%	175,294	0.49%	3.46%	0.59%	62.07%
—	(0.29)	10.31	0.29%	171,672	0.50%	2.76%	0.59%	79.96%
—	(0.32)	10.27	2.74%	165,102	0.52%	3.09%	0.58%	63.24%
—	(0.36)	10.04	1.27%	125,605	0.52%	3.51%	0.60%	39.89%
—	(0.21)	10.19	3.59%	126,195	0.53%[3]	4.10%[3]	0.61%[3]	38.43%

—	(0.58)	9.84	6.34%	128,717	0.45%	5.42%	0.59%	88.14%
—	(0.48)	10.19	8.68%	144,061	0.49%	4.44%	0.59%	108.44%
—	(0.47)	9.74	0.22%	135,360	0.50%	3.54%	0.61%	159.78%
—	(0.48)	9.92	6.87%	136,288	0.52%	3.97%	0.59%	68.56%
—	(0.44)	9.45	(0.29)%	147,966	0.53%	4.27%	0.60%	55.59%
—	(0.23)	9.74	5.54%	150,336	0.53%[3]	4.69%[3]	0.59%[3]	29.19%

—	(0.44)	11.03	5.55%	50,720	0.45%	4.05%	0.78%	17.67%
—	(0.38)	11.32	6.15%	62,090	0.49%	3.38%	0.80%	19.37%
—	(0.35)	11.03	0.57%	57,765	0.50%	3.16%	0.80%	22.74%
—	(0.37)	11.04	3.46%	56,663	0.52%	3.31%	0.81%	21.94%
—	(0.39)	10.77	1.12%	51,328	0.53%	3.59%	0.82%	25.31%
—	(0.20)	10.96	3.64%	49,150	0.53%[3]	3.66%[3]	0.84%[3]	6.57%

—	(0.38)	10.10	4.89%	79,238	0.45%	3.79%	0.75%	47.25%
—	(0.29)	10.25	4.36%	122,650	0.49%	2.73%	0.75%	41.77%
—	(0.21)	10.05	0.08%	142,348	0.50%	2.05%	0.73%	23.36%
—	(0.20)	9.98	1.34%	110,381	0.52%	2.03%	0.74%	20.26%
—	(0.25)	9.86	1.34%	83,198	0.52%	2.53%	0.76%	62.71%
—	(0.15)	9.94	2.32%	71,556	0.53%[3]	2.98%[3]	0.79%[3]	10.52%

—	(0.60)	9.86	5.81%	174,299	0.45%	3.97%	0.73%	108.13%
—	(0.42)	10.03	6.12%	170,408	0.49%	3.38%	0.72%	36.00%
—	(0.33)	9.71	0.13%	143,400	0.50%	3.37%	0.72%	20.38%
—	(0.34)	9.72	3.62%	122,151	0.52%	3.45%	0.74%	16.69%
—	(0.34)	9.48	1.03%	97,896	0.53%	3.52%	0.75%	50.88%
—	(0.17)	9.63	0.41%	90,664	0.53%[3]	3.58%[3]	0.77%[3]	14.61%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout Each Period)

		Change in Net Assets Resulting from Operations			Less Dividends from:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income	Net Realized Gains (Losses) on Investments
Prime Money Market Fund Class A Shares
For Period 09/30/02[4] to 05/31/03	$1.00	$0.0070	$—	$0.0070	$(0.0070)	$—
Year ended 05/31/04	1.00	0.0050	—	0.0050	(0.0050)	—
Year ended 05/31/05	1.00	0.0113	—	0.0113	(0.0113)	—
Year ended 05/31/06	1.00	0.0313	—	0.0313	(0.0313)	—
For Six Months Ended 11/30/06†	1.00	0.0218	—	0.0218	(0.0218)	—
Government Money Market Fund Class A Shares
For Period 09/30/02[4] to 05/31/03	1.00	0.0068	—	0.0068	(0.0068)	—
Year ended 05/31/04	1.00	0.0047	—	0.0047	(0.0047)	—
Year ended 05/31/05	1.00	0.0110	—	0.0110	(0.0110)	—
Year ended 05/31/06	1.00	0.0307	—	0.0307	(0.0307)	—
For Six Months Ended 11/30/06†	1.00	0.0215	—	0.0215	(0.0215)	—
Tax-Exempt Money Market Fund Class A Shares
For Period 09/30/02[4] to 05/31/03	1.00	0.0058	—	0.0058	(0.0058)	—
Year ended 05/31/04	1.00	0.0037	—	0.0037	(0.0037)	—
Year ended 05/31/05	1.00	0.0074	—	0.0074	(0.0074)	—
Year ended 05/31/06	1.00	0.0194	—	0.0194	(0.0194)	—
For Six Months Ended 11/30/06†	1.00	0.0131	—	0.0131	(0.0131)	—
Growth & Income Fund Class A Shares
For Period 09/30/02[4] to 05/31/03	13.79	0.06	1.53	1.59	(0.06)	—
Year ended 05/31/04	15.32	0.03	2.56	2.59	(0.05)	—
Year ended 05/31/05	17.86	0.07	0.97	1.04	(0.09)	—
Year ended 05/31/06	18.81	0.04	1.18	1.22	(0.05)	(0.93)
For Six Months Ended 11/30/06†	19.05	0.03	1.97	2.00	(0.02)	—
Equity Income Fund Class A Shares
For Period 09/30/02[4] to 05/31/03	3.43	0.03	0.44	0.47	(0.03)	—
Year ended 05/31/04	3.87	0.06	0.63	0.69	(0.06)	—
Year ended 05/31/05	4.50	0.08	0.27	0.35	(0.07)	—
Year ended 05/31/06	4.78	0.07	0.26	0.33	(0.08)	—
For Six Months Ended 11/30/06†	5.03	0.03	0.61	0.64	(0.03)	—
Equity Growth Fund Class A Shares
For Period 09/30/02[4] to 05/31/03	4.97	0.01	0.74	0.75	(0.01)	—
Year ended 05/31/04	5.71	—	0.92	0.92	0.00[6]	—
Year ended 05/31/05	6.63	0.01	0.19	0.20	(0.02)	—
Year ended 05/31/06	6.81	(0.03)	0.09	0.06	—	—
For Six Months Ended 11/30/06†	6.87	(0.01)	0.74	0.73	—	—
Capital Opportunities Fund Class A Shares
For Period 09/30/02[4] to 05/31/03	5.77	(0.02)	1.76	1.74	—	—
Year ended 05/31/04	7.51	(0.04)	1.90	1.86	—	—
Year ended 05/31/05	9.37	(0.04)	0.83	0.79	—	—
Year ended 05/31/06	10.16	(0.08)	1.81	1.73	—	(0.62)
For Six Months Ended 11/30/06†	11.27	(0.04)	0.63	0.59	—	—

[1]	Excludes sales charge.
[2]	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
[4]	Commencement of operations.
[5]	Annualized.
[6]	Amount rounds to less than $0.05.
†	Unaudited.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout Each Period)

Less Dividends from:			Ratios/ Supplemental Data
Total Dividends and Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver[1]	Portfolio Turnover[3]

$(0.0070)	$1.00	0.70%	$830	0.38%[5]	0.94%[5]	0.94%[5]	n/a
(0.0050)	1.00	0.50%	82,792	0.86%	0.21%	0.95%	n/a
(0.0113)	1.00	1.14%	86,699	0.90%	1.13%	0.94%	n/a
(0.0313)	1.00	3.18%	127,843	0.90%	3.19%	0.94%	n/a
(0.0218)	1.00	2.20%	145,832	0.90%[5]	4.34%[5]	0.93%[5]	n/a

(0.0068)	1.00	0.68%	448	0.38%[5]	0.87%[5]	0.95%[5]	n/a
(0.0047)	1.00	0.47%	2,814	0.74%	0.31%	0.94%	n/a
(0.0110)	1.00	1.11%	1,550	0.90%	0.98%	0.94%	n/a
(0.0307)	1.00	3.11%	1,057	0.90%	2.97%	0.95%	n/a
(0.0215)	1.00	2.17%	1,210	0.90%[5]	4.29%[5]	0.94%[5]	n/a

(0.0058)	1.00	0.59%	2,354	0.38%[5]	0.83%[5]	0.95%[5]	n/a
(0.0037)	1.00	0.37%	7,369	0.68%	0.28%	0.95%	n/a
(0.0074)	1.00	0.74%	12,305	0.90%	0.75%	0.96%	n/a
(0.0194)	1.00	1.95%	4,771	0.90%	1.90%	0.97%	n/a
(0.0131)	1.00	1.31%	5,948	0.90%[5]	2.63%[5]	0.95%[5]	n/a

(0.06)	15.32	11.56%	1,023	1.25%[5]	0.47%[5]	1.31%[5]	40.90%
(0.05)	17.86	16.96%	4,448	1.25%	0.11%	1.30%	38.63%
(0.09)	18.81	5.84%	6,292	1.28%	0.37%	1.30%	32.10%
(0.98)	19.05	6.38%	8,806	1.27%	0.25%	1.30%	64.68%
(0.02)	21.03	10.54%	8,877	1.28%[5]	0.33%[5]	1.31%[5]	27.75%

(0.03)	3.87	13.74%	33	1.25%[5]	1.60%[5]	1.40%[5]	32.17%
(0.06)	4.50	18.06%	298	1.25%	1.55%	1.35%	37.87%
(0.07)	4.78	7.87%	378	1.28%	1.73%	1.35%	26.98%
(0.08)	5.03	6.93%	957	1.27%	1.43%	1.34%	68.75%
(0.03)	5.64	12.86%	1,023	1.28%[5]	1.21%[5]	1.37%[5]	26.56%

(0.01)	5.71	15.06%	22	1.25%[5]	0.08%[5]	1.62%[5]	40.69%
0.00[6]	6.63	16.21%	152	1.25%	(0.25)%	1.49%	49.41%
(0.02)	6.81	2.97%	270	1.28%	0.02%	1.51%	49.81%
—	6.87	0.88%	364	1.27%	(0.37)%	1.47%	72.12%
—	7.60	10.63%	582	1.28%[5]	(0.33)%[5]	1.46%[5]	30.52%

—	7.51	30.16%	106	1.75%[5]	(0.94)%[5]	2.17%[5]	98.94%
—	9.37	24.77%	894	1.75%	(0.94)%	2.06%	69.23%
—	10.16	8.43%	1,368	1.78%	(0.95)%	2.03%	56.09%
(0.62)	11.27	17.32%	1,950	1.77%	(0.83)%	2.01%	52.91%
—	11.86	5.24%	1,983	1.78%[5]	(0.69)%[5]	2.04%[5]	22.62%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout Each Period)

		Change in Net Assets Resulting from Operations			Less Dividends from:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income (Loss)	Net Realized Gains (Losses) on Investments
International Equity Fund Class A Shares
For Period 09/30/02[4] to 05/31/03	$8.94	$0.12	$0.87	$0.99	$(0.14)	$—
For the year ended 05/31/04	9.79	0.09	2.54	2.63	(0.04)	—
For the year ended 05/31/05	12.38	0.11	1.54	1.65	(0.05)	—
For the year ended 05/31/06	13.98	0.16	2.67	2.83	(0.08)	(0.52)
For the Six Months Ended 11/30/06†	16.21	0.08	1.61	1.69	(0.02)	—
Diversified Real Estate Fund Class A Shares
For Period 09/30/02[4] to 05/31/03	10.72	0.36	0.73	1.09	(0.42)	—
For the year ended 05/31/04	11.39	0.34	2.34	2.68	(0.52)	(0.06)
For the year ended 05/31/05	13.46	0.30	3.29	3.59	(0.40)	(0.47)
For the year ended 05/31/06	16.07	(0.04)	2.93	2.89	(0.45)	(0.76)
For the Six Months Ended 11/30/06†	17.75	0.10	4.63	4.73	(0.13)	—
Limited Maturity Bond Fund Class A Shares
For Period 09/30/02[4] to 05/31/03	10.46	0.20	0.10	0.30	(0.20)	—
For the year ended 05/31/04	10.56	0.24	(0.25)	(0.01)	(0.24)	—
For the year ended 05/31/05	10.31	0.27	(0.05)	0.22	(0.27)	—
For the year ended 05/31/06	10.26	0.31	(0.22)	0.09	(0.31)	—
For the Six Months Ended 11/30/06†	10.04	0.18	0.15	0.33	(0.18)	—
Total Return Bond Fund Class A Shares
For Period 09/30/02[4] to 05/31/03	9.95	0.26	0.26	0.52	(0.28)	—
For the year ended 05/31/04	10.19	0.35	(0.38)	(0.03)	(0.37)	(0.05)
For the year ended 05/31/05	9.74	0.34	0.27	0.61	(0.37)	(0.06)
For the year ended 05/31/06	9.92	0.37	(0.45)	(0.08)	(0.38)	(0.01)
For the Six Months Ended 11/30/06†	9.45	0.19	0.30	0.49	(0.20)	—
Maryland Tax-Exempt Bond Fund Class A Shares
For Period 09/30/02[4] to 05/31/03	11.31	0.21	0.01	0.22	(0.21)	—
For the year ended 05/31/04	11.32	0.30	(0.29)	0.01	(0.30)	—
For the year ended 05/31/05	11.03	0.31	0.01	0.32	(0.31)	—
For the year ended 05/31/06	11.04	0.34	(0.27)	0.07	(0.34)	—
For the Six Months Ended 11/30/06†	10.77	0.17	0.19	0.36	(0.17)	—
Tax-Exempt Limited Maturity Bond Class A Shares
For Period 09/30/02[4] to 05/31/03	10.25	0.14	—	0.14	(0.14)	—
For the year ended 05/31/04	10.25	0.16	(0.20)	(0.04)	(0.16)	—
For the year ended 05/31/05	10.05	0.15	(0.07)	0.08	(0.15)	—
For the year ended 05/31/06	9.98	0.20	(0.12)	0.08	(0.20)	—
For the Six Months Ended 11/30/06†	9.86	0.12	0.08	0.20	(0.12)	—
National Tax-Exempt Bond Fund Class A Shares
For Period 09/30/02[4] to 05/31/03	10.14	0.19	(0.03)	0.16	(0.19)	(0.08)
For the year ended 05/31/04	10.03	0.28	(0.30)	(0.02)	(0.28)	—
For the year ended 05/31/05	9.73	0.29	0.01	0.30	(0.29)	—
For the year ended 05/31/06	9.74	0.29	(0.24)	0.05	(0.29)	—
For the Six Months Ended 11/30/06†	9.50	0.15	0.15	0.30	(0.15)	—

[1]	Excludes sales charge.
[2]	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
[4]	Commencement of operations.
[5]	Annualized.
[6]	Amount rounds to less than $0.005.
†	Unaudited.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout Each Period)

Less Dividends from:				Ratios/Supplemental Data
Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver[2]	Portfolio Turnover[3]

$—	$(0.14)	$9.79	11.10%	$70	1.75%[5]	1.67%[5]	2.61%[5]	45.32%
—	(0.04)	12.38	26.99%	1,079	1.75%	0.76%	2.10%	91.00%
—	(0.05)	13.98	13.35%	2,007	1.77%	1.00%	2.09%	44.61%
—	(0.60)	16.21	20.62%	4,071	1.77%	1.57%	2.02%	56.48%
—	(0.02)	17.88	10.45%	4,743	1.78%[5]	0.99%[5]	2.03%[5]	27.51%

—	(0.42)	11.39	10.54%	194	1.55%[5]	0.92%[5]	1.64%[5]	14.84%
(0.03)	(0.61)	13.46	23.82%	1,109	1.54%	1.71%	1.54%	24.99%
(0.11)	(0.98)	16.07	27.14%	2,012	1.53%	1.42%	1.53%	18.49%
—	(1.21)	17.75	18.50%	3,023	1.52%	(0.04)%	1.52%	25.42%
—	(0.13)	22.35	26.75%	3,489	1.54%[5]	(0.19)%[5]	1.54%[5]	4.93%

—	(0.20)	10.56	2.84%	262	1.00%[5]	2.64%[5]	1.10%[5]	62.07%
—	(0.24)	10.31	(0.11)%	2,506	1.00%	2.27%	1.09%	79.96%
—	(0.27)	10.26	2.13%	2,681	1.03%	2.59%	1.08%	63.24%
—	(0.31)	10.04	0.86%	3,800	1.02%	3.06%	1.10%	39.89%
—	(0.18)	10.19	3.33%	3,763	1.03%[5]	3.60%[5]	1.11%[5]	38.43%

—	(0.28)	10.19	5.32%	85	1.00%[5]	3.45%[5]	1.11%[5]	108.44%
—	(0.42)	9.74	(0.28)%	871	1.00%	3.18%	1.11%	159.78%
—	(0.43)	9.92	6.34%	768	1.02%	3.45%	1.09%	68.56%
—	(0.39)	9.45	(0.79)%	1,091	1.03%	3.79%	1.10%	55.59%
—	(0.20)	9.74	5.27%	1,048	1.03%[5]	4.16%[5]	1.09%[5]	29.19%

—	(0.21)	11.32	1.95%	827	1.00%[5]	2.71%[5]	1.39%[5]	19.37%
—	(0.30)	11.03	0.08%	1,258	1.00%	2.67%	1.30%	22.74%
—	(0.31)	11.04	2.94%	852	1.02%	2.81%	1.31%	21.94%
—	(0.34)	10.77	0.62%	1,001	1.03%	3.11%	1.32%	25.31%
—	(0.17)	10.96	3.38%	1,064	1.03%[5]	3.16%[5]	1.34%[5]	6.57%

—	(0.14)	10.25	1.33%	557	1.00%[5]	1.78%[5]	1.33%[5]	41.77%
—	(0.16)	10.05	(0.42)%	496	1.00%	1.55%	1.23%	23.36%
—	(0.15)	9.98	0.84%	411	1.02%	1.53%	1.24%	20.26%
—	(0.20)	9.86	0.84%	650	1.03%	2.05%	1.26%	62.71%
—	(0.12)	9.94	2.06%	857	1.03%[5]	2.48%[5]	1.29%[5]	10.52%

—	(0.27)	10.03	1.67%	35	1.00%[5]	2.82%[5]	1.23%[5]	36.00%
—	(0.28)	9.73	(0.16)%	281	1.00%	2.92%	1.22%	20.38%
—	(0.29)	9.74	3.09%	276	1.02%	2.95%	1.24%	16.69%
—	(0.29)	9.50	0.53%	767	1.03%	3.04%	1.25%	50.88%
—	(0.15)	9.65	3.15%	767	1.03%[5]	3.08%[5]	1.27%[5]	14.61%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout Each Period)

		Change in Net Assets Resulting from Operations			Less Dividends from:
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income (Loss)	Net Realized Gains (Losses) on Investments
Prime Money Market Fund Class C Shares
For period 09/30/02[4] to 05/31/03	$1.00	$0.0071	$—	$0.0071	$(0.0071)	$—
For the year ended 05/31/04	1.00	0.0050	—	0.0050	(0.0050)	—
For the year ended 05/31/05	1.00	0.0113	—	0.0113	(0.0113)	—
For the year ended 05/31/06	1.00	0.0313	—	0.0313	(0.0313)	—
For the Six Months Ended 11/30/06†	1.00	0.0218	—	0.0218	(0.0218)	—
Government Money Market Fund Class C Shares
For Period 09/30/02[4] to 05/31/03	1.00	0.0073	—	0.0073	(0.0073)	—
For the year ended 05/31/04	1.00	0.0050	—	0.0050	(0.0050)	—
For the year ended 05/31/05	1.00	0.0114	—	0.0114	(0.0114)	—
For the year ended 05/31/06	1.00	0.0313	—	0.0313	(0.0313)	—
For the Six Months Ended 11/30/06†	1.00	0.0213	—	0.0213	(0.0213)	—
Tax-Exempt Money Market Fund Class C Shares
For Period 09/30/02[4] to 05/31/03	1.00	0.0056	—	0.0056	(0.0056)	—
For the year ended 05/31/04	1.00	0.0045	—	0.0045	(0.0045)	—
For the year ended 05/31/05	1.00	0.0077	—	0.0077	(0.0077)	—
For the year ended 05/31/06	1.00	0.0194	—	0.0194	(0.0194)	—
For the Six Months Ended 11/30/06†	1.00	0.0135	—	0.0135	(0.0135)	—
Growth & Income Fund Class C Shares
For Period 09/30/02[4] to 05/31/03	13.79	0.04	1.49	1.53	(0.04)	—
For the year ended 05/31/04	15.28	(0.04)	2.54	2.50	(0.02)	—
For the year ended 05/31/05	17.76	(0.01)	0.95	0.94	(0.07)	—
For the year ended 05/31/06	18.63	(0.05)	1.16	1.11	— [6]	(0.93)
For the Six Months Ended 11/30/06†	18.81	(0.01)	1.94	1.93	—	—
Equity Income Fund Class C Shares
For Period 09/30/02[4] to 05/31/03	3.43	0.03	0.44	0.47	(0.02)	—
For the year ended 05/31/04	3.88	0.05	0.63	0.68	(0.05)	—
For the year ended 05/31/05	4.51	0.06	0.27	0.33	(0.05)	—
For the year ended 05/31/06	4.79	0.04	0.26	0.30	(0.05)	—
For the Six Months Ended 11/30/06†	5.04	0.02	0.62	0.64	(0.02)	—
Equity Growth Fund Class C Shares
For Period 09/30/02[4] to 05/31/03	4.97	—	0.72	0.72	—	—
For the year ended 05/31/04	5.69	(0.06)	0.97	0.91	(0.01)	—
For the year ended 05/31/05	6.59	0.01	0.14	0.15	—[6]	—
For the year ended 05/31/06	6.74	(0.07)	0.10	0.03	—	—
For the Six Months Ended 11/30/06†	6.77	(0.03)	0.73	0.70	—	—
Capital Opportunities Fund Class C Shares
For Period 09/30/02[4] to 05/31/03	5.77	(0.02)	1.72	1.70	—	—
For the year ended 05/31/04	7.47	(0.08)	1.89	1.81	—	—
For the year ended 05/31/05	9.28	(0.11)	0.84	0.73	—	—
For the year ended 05/31/06	10.01	(0.14)	1.78	1.64	—	(0.62)
For the Six Months Ended 11/30/06†	11.03	(0.10)	0.65	0.55	—	—

[1]	Excludes sales charge.
[2]	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
[4]	Commencement of operations.
[5]	Annualized.
[6]	Amount rounds to less than $0.005.
†	Unaudited.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout Each Period)

Less Dividends from:			Ratios/ Supplemental Data
Total Dividends and Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver[2]	Portfolio Turnover[3]

$(0.0071)	$1.00	0.72%	$84	0.38%[5]	0.88%[5]	1.45%[5]	n/a
(0.0050)	1.00	0.50%	475	0.59%	0.48%	1.45%	n/a
(0.0113)	1.00	1.14%	1,321	0.90%	1.27%	1.44%	n/a
(0.0313)	1.00	3.18%	669	0.90%	3.08%	1.44%	n/a
(0.0218)	1.00	2.20%	328	0.90%[5]	4.33%[5]	1.43%[5]	n/a

(0.0073)	1.00	0.74%	1	0.38%[5]	1.05%[5]	1.50%[5]	n/a
(0.0050)	1.00	0.50%	3	0.47%	0.40%	1.44%	n/a
(0.0114)	1.00	1.14%	3	0.86%	1.14%	1.34%	n/a
(0.0313)	1.00	3.17%	3	0.84%	3.13%	1.31%	n/a
(0.0213)	1.00	2.15%	1	0.90%[5]	4.23%[5]	1.32%[5]	n/a

(0.0056)	1.00	0.56%	1	0.38%[5]	0.90%[5]	1.52%[5]	n/a
(0.0045)	1.00	0.45%	1	0.43%	0.45%	1.45%	n/a
(0.0077)	1.00	0.78%	2	0.90%	0.85%	1.42%	n/a
(0.0194)	1.00	1.96%	2	0.90%	1.89%	1.35%	n/a
(0.0135)	1.00	1.35%	2	0.88%[5]	2.69%[5]	1.33%[5]	n/a

(0.04)	15.28	11.12%	412	1.75%[5]	0.07%[5]	1.80%[5]	40.90%
(0.02)	17.76	16.39%	2,267	1.75%	(0.42)%	1.80%	38.63%
(0.07)	18.63	5.29%	2,862	1.77%	(0.13)%	1.80%	32.10%
(0.93)	18.81	5.84%	3,371	1.77%	(0.25)%	1.80%	64.68%
—	20.74	10.26%	1,863	1.78%[5]	(0.24)%[5]	1.81%[5]	27.75%

(0.02)	3.88	13.71%	1	1.75%[5]	1.01%[5]	1.81%[5]	32.17%
(0.05)	4.51	17.52%	57	1.75%	1.60%	1.85%	37.87%
(0.05)	4.79	7.39%	36	1.77%	1.17%	1.85%	26.98%
(0.05)	5.04	6.35%	38	1.77%	0.90%	1.84%	68.75%
(0.02)	5.66	12.74%	43	1.77%[5]	0.75%[5]	1.87%[5]	26.56%

—	5.69	14.50%	8	1.75%[5]	(0.72)%[5]	2.81%[5]	40.69%
(0.01)	6.59	15.93%	9	1.75%	(0.78)%	1.99%	49.41%
—[6]	6.74	2.30%	16	1.78%	(0.38)%	2.01%	49.81%
—	6.77	0.45%	16	1.77%	(0.88)%	1.98%	72.12%
—	7.47	10.34%	19	1.77%[5]	(0.84)%[5]	1.97%[5]	30.52%

—	7.47	29.46%	33	2.25%[5]	(1.40)%[5]	2.70%[5]	98.94%
—	9.28	24.23%	452	2.25%	(1.40)%	2.56%	69.23%
—	10.01	7.87%	659	2.28%	(1.38)%	2.54%	56.09%
(0.62)	11.03	16.67%	815	2.27%	(1.33)%	2.51%	52.91%
—	11.58	4.99%	443	2.28%[5]	(1.17)%[5]	2.55%[5]	22.62%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout Each Period)

		Change in Net Assets Resulting from Operations			Less Dividends from:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income (Loss)	Net Realized Gains (Losses) on Investments
International Equity Fund Class C Shares
For Period 09/30/02[4] to 05/31/03	$8.94	$0.14	$0.80	$0.94	$(0.12)	$—
For the year ended 05/31/04	9.76	0.01	2.55	2.56	(0.04)	—
For the year ended 05/31/05	12.28	0.05	1.55	1.60	(0.01)	—
For the year ended 05/31/06	13.87	0.11	2.62	2.73	(0.04)	(0.52)
For the Six Months Ended 11/30/06†	16.04	0.11	1.52	1.63	—	—
Diversified Real Estate Fund Class C Shares
For Period 09/30/02[4] to 05/31/03	10.72	0.33	0.73	1.06	(0.41)	—
For the year ended 05/31/04	11.37	0.29	2.30	2.59	(0.46)	(0.06)
For the year ended 05/31/05	13.40	0.18	3.34	3.52	(0.31)	(0.47)
For the year ended 05/31/06	16.03	(0.12)	2.92	2.80	(0.36)	(0.76)
For the Six Months Ended 11/30/06†	17.71	0.96	3.71	4.67	(0.07)	—
Limited Maturity Bond Fund Class C Shares
For Period 09/30/02[4] to 05/31/03	10.46	0.16	0.09	0.25	(0.16)	—
For the year ended 05/31/04	10.55	0.19	(0.24)	(0.05)	(0.19)	—
For the year ended 05/31/05	10.31	0.22	(0.05)	0.17	(0.22)	—
For the year ended 05/31/06	10.26	0.26	(0.23)	0.03	(0.26)	—
For the Six Months Ended 11/30/06†	10.03	0.16	0.15	0.31	(0.16)	—
Total Return Bond Fund Class C Shares
For Period 09/30/02[4] to 05/31/03	9.95	0.24	0.25	0.49	(0.25)	—
For the year ended 05/31/04	10.19	0.28	(0.36)	(0.08)	(0.32)	(0.05)
For the year ended 05/31/05	9.74	0.29	0.27	0.56	(0.32)	(0.06)
For the year ended 05/31/06	9.92	0.31	(0.45)	(0.14)	(0.33)	(0.01)
For the Six Months Ended 11/30/06†	9.44	0.17	0.30	0.47	(0.18)	—
Maryland Tax-Exempt Bond Fund Class C Shares
For Period 09/30/02[4] to 05/31/03	11.31	0.17	0.01	0.18	(0.17)	—
For the year ended 05/31/04	11.32	0.24	(0.29)	(0.05)	(0.24)	—
For the year ended 05/31/05	11.03	0.26	0.01	0.27	(0.26)	—
For the year ended 05/31/06	11.04	0.28	(0.27)	0.01	(0.28)	—
For the Six Months Ended 11/30/06†	10.77	0.14	0.19	0.33	(0.14)	—
Tax-Exempt Limited Maturity Bond Class C Shares
For Period 09/30/02[4] to 05/31/03	10.25	0.10	—	0.10	(0.10)	—
For the year ended 05/31/04	10.25	0.11	(0.20)	(0.09)	(0.11)	—
For the year ended 05/31/05	10.05	0.10	(0.07)	0.03	(0.10)	—
For the year ended 05/31/06	9.98	0.15	(0.12)	0.03	(0.15)	—
For the Six Months Ended 11/30/06†	9.86	0.10	0.08	0.18	(0.10)	—
National Tax-Exempt Bond Fund Class C Shares
For Period 09/30/02[4] to 05/31/03	10.14	0.16	(0.02)	0.14	(0.16)	(0.08)
For the year ended 05/31/04	10.04	0.24	(0.33)	(0.09)	(0.24)	—
For the year ended 05/31/05	9.71	0.24	0.01	0.25	(0.24)	—
For the year ended 05/31/06	9.72	0.24	(0.24)	—	(0.24)	—
For the Six Months Ended 11/30/06†	9.48	0.12	0.15	0.27	(0.12)	—

[1]	Excludes sales charge.
[2]	During the period certain fees were waived and/or reimbursed. If such Waivers/reimbursements had not occurred, the ratios would have been as indicated.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
[4]	Commencement of operations.
[5]	Annualized.
[6]	Amount rounds to less than $0.005.
†	Unaudited.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout Each Period)

Less Dividends from:				Ratios/Supplemental Data
Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver[2]	Portfolio Turnover[3]

$—	$(0.12)	$9.76	10.53%	$37	2.25%[5]	2.53%[5]	3.00%[5]	45.32%
—	(0.04)	12.28	26.39%	480	2.25%	0.45%	2.60%	91.00%
—	(0.01)	13.87	12.92%	655	2.27%	0.32%	2.59%	44.61%
—	(0.56)	16.04	20.09%	1,100	2.25%	0.74%	2.50%	56.48%
—	—	17.67	10.16%	562	2.29%[5]	0.65%[5]	2.54%[5]	27.51%

—	(0.41)	11.37	10.25%	155	2.05%[5]	1.04%[5]	2.14%[5]	14.84%
(0.04)	(0.56)	13.40	23.04%	711	2.04%	1.82%	2.04%	24.99%
(0.11)	(0.89)	16.03	26.62%	860	2.03%	0.91%	2.03%	18.49%
—	(1.12)	17.71	17.93%	991	2.02%	(0.54)%	2.02%	25.42%
—	(0.07)	22.31	26.44%	661	2.04%[5]	(1.82)%[5]	2.04%[5]	4.93%

—	(0.16)	10.55	2.41%	155	1.50%[5]	2.03%[5]	1.63%[5]	62.07%
—	(0.19)	10.31	(0.52)%	1,035	1.50%	1.76%	1.59%	79.96%
—	(0.22)	10.26	1.62%	1,103	1.53%	2.10%	1.58%	63.24%
—	(0.26)	10.03	0.26%	930	1.52%	2.52%	1.60%	39.89%
—	(0.16)	10.18	3.07%	775	1.53%[5]	3.10%[5]	1.61%[5]	38.43%

—	(0.25)	10.19	5.03%	76	1.50%[5]	2.65%[5]	1.63%[5]	108.44%
—	(0.37)	9.74	(0.79)%	332	1.50%	2.63%	1.61%	159.78%
—	(0.38)	9.92	5.81%	595	1.53%	2.98%	1.59%	68.56%
—	(0.34)	9.44	(1.38)%	549	1.53%	3.23%	1.60%	55.59%
—	(0.18)	9.73	5.01%	307	1.53%[5]	3.67%[5]	1.60%[5]	29.19%

—	(0.17)	11.32	1.59%	52	1.50%[5]	2.21%[5]	1.83%[5]	19.37%
—	(0.24)	11.03	(0.43)%	240	1.50%	2.19%	1.80%	22.74%
—	(0.26)	11.04	2.43%	218	1.52%	2.31%	1.81%	21.94%
—	(0.28)	10.77	0.12%	153	1.52%	2.59%	1.82%	25.31%
—	(0.14)	10.96	3.12%	114	1.53%[5]	2.66%[5]	1.84%[5]	6.57%

—	(0.10)	10.25	0.98%	1	1.50%[5]	1.51%[5]	1.91%[5]	41.77%
—	(0.11)	10.05	(0.91)%	123	1.50%	1.06%	1.73%	23.36%
—	(0.10)	9.98	0.33%	106	1.53%	1.03%	1.74%	20.26%
—	(0.15)	9.86	0.33%	105	1.53%	1.54%	1.76%	62.71%
—	(0.10)	9.94	1.81%	107	1.53%[5]	1.97%[5]	1.79%[5]	10.52%

—	(0.24)	10.04	1.43%	52	1.50%[5]	2.31%[5]	1.73%[5]	36.00%
—	(0.24)	9.71	(0.96)%	172	1.50%	2.41%	1.72%	20.38%
—	(0.24)	9.72	2.59%	177	1.53%	2.45%	1.74%	16.69%
—	(0.24)	9.48	0.03%	151	1.53%	2.52%	1.75%	50.88%
—	(0.12)	9.63	2.90%	105	1.53%[5]	2.58%[5]	1.77%[5]	14.61%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Notes to Financial Statements

(Unaudited)

1.	SIGNIFICANT ACCOUNTING POLICIES

Mercantile Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was incorporated in Maryland on March 7, 1989. The Articles of Incorporation of the Company authorize the Board of Directors to issue up to twenty billion shares, having a par value of $0.001 per share. The Company is a series mutual fund which currently issues shares of common stock representing interests in fourteen investment portfolios: the Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund (the “Money Market Funds”), the Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, International Equity Fund and Diversified Real Estate Fund (the “Equity Funds”), and the Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund (the “Bond Funds”), (the Money Market Funds, Equity Funds and Bond Funds collectively, the “Funds,” individually, the “Fund”).

Each Fund is authorized to issue three classes of shares: Institutional Class Shares, Class A Shares and Class C Shares. Shares of all classes of a Fund represent equal pro rata interests in the Fund and bear the same fees and expenses, except that (i) Class A Shares of the Equity Funds and Bond Funds are subject to maximum front-end sales charges of 4.75% and 4.25%, respectively, (ii) Class C Shares of each Fund are subject to a contingent deferred sales charge of 1.00%, and (iii) Class A Shares and Class C Shares of each Fund are subject to distribution and servicing fees payable pursuant to separate Distribution and Services Plans adopted for each such class of shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The price of each share class of each Fund is calculated as of the close of trading on the New York Stock Exchange. Similarly, the financial statements are prepared as of the close of trading on the New York Stock Exchange on November 30, 2006. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A)	Security Valuation: Investment securities held by the Money Market Funds are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and, thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed pursuant to procedures adopted by the Company’s Board of Directors. Each Money Market Fund seeks to maintain a stable net asset value of $1.00 per share, but there can be no assurance that it will be able to do so.

Investments held by the Equity Funds and Bond Funds are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value. A security that is primarily traded on a domestic security exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System (“NASDAQ”) are valued at the NASDAQ Official Closing Price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, provided that if such securities are not traded on the valuation date, they will be valued at the preceding closing values. The Board of Directors of the Company has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations no longer represent the fair value of the foreign securities held by the International Equity Fund and may require fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining such fair value prices, the International Equity Fund utilizes data furnished by an independent pricing service. Over-the-counter securities and securities listed or traded on foreign exchanges with operations similar to the U.S. over-the-counter market are valued at the mean of the most recent available quoted bid and ask prices in the over-the-counter market. Market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Directors, which may rely on matrix pricing systems, electronic data processing techniques and/or quoted bid and ask prices provided by investment dealers. Investments in mutual funds are valued at the closing net asset value per share on the day of valuation.

Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates fair value. The net asset value per share of the Equity Funds and Bond Funds will fluctuate as the values of their respective investment portfolios change.

B)

Security Transactions and Investment Income:    Security transactions are accounted for on the trade date on financial reporting dates. The cost of investments sold is determined by use of the specific identification method for both

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

(Unaudited)

1.	SIGNIFICANT ACCOUNTING POLICIES — Continued

financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. All premiums and discounts are amortized or accreted for both financial statement and tax reporting purposes using the effective interest method. The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general expenses of the Company are allocated among the Funds based on relative net assets or another reasonable basis. In addition, expenses of a Fund not directly attributable to the operations of a particular class of shares of the Fund are allocated among the separate classes based on the relative net assets of each class. Expenses directly attributable to a particular class of shares of a Fund are charged to the operations of that class.

C)	Dividends and Distributions to Shareholders: Dividends from net investment income, if any, are determined separately for each class of shares of a Fund and are declared daily and paid monthly to shareholders of the Money Market Funds and Bond Funds; are declared and paid quarterly to shareholders of the Growth & Income Fund, Equity Income Fund and Diversified Real Estate Fund; are declared and paid semi-annually to shareholders of the International Equity Fund and Equity Growth Fund; and are declared and paid annually to shareholders of the Capital Opportunities Fund. Any net realized capital gains are distributed at least annually with regard to the Funds. Each Fund intends to distribute substantially all of its investment company taxable income and any net realized capital gains in order to avoid federal income tax.

Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

D)	Repurchase Agreements: Each Fund, except the Tax-Exempt Money Market Fund, the Tax-Exempt Limited Maturity Bond Fund, the Maryland Tax-Exempt Bond Fund, and the National Tax-Exempt Bond Fund, may agree to purchase portfolio securities from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price. In the case of the Prime Money Market Fund and Government Money Market Fund, collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price (including accrued interest), plus the transaction costs the Funds could expect to incur if the seller defaults, marked-to-market daily. Repurchase agreements are accounted for as collateralized financings. The policy of the Funds is to obtain possession of collateral with a market value greater than or equal to 102% of the repurchase agreement.

E)	Foreign Securities: Investing in foreign securities is subject to certain risks such as currency exchange rate volatility, possible political, social or economic instability, foreign taxation and/or differences in auditing and other financial standards. The International Equity Fund is subject to foreign income taxes by certain countries in which it invests. Foreign income taxes are accrued by the Fund and withheld from dividend and interest income. Gains realized upon disposition of certain foreign securities held by the International Equity Fund may be subject to capital gains tax in that particular country. The tax on realized gains is paid prior to repatriation of sales proceeds. As applicable, the International Equity Fund accrues a deferred tax liability for net unrealized gains on securities subject to a capital gains tax.

F)	Foreign Currency Translation: Foreign currency amounts are translated into U.S. dollars at prevailing exchange rates as follows: assets and liabilities at the rate of exchange prevailing at the end of the respective period, purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G)	Forward Foreign Currency Contracts: The International Equity Fund may enter into forward foreign currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. All commitments are marked-to-market daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in income as a component of realized gain or loss on foreign currency. Such contracts, which protect the value of the Fund’s investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities, but merely establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

(Unaudited)

1.	SIGNIFICANT ACCOUNTING POLICIES — Continued

H)	Securities Lending: Pursuant to an agreement with Credit Suisse First Boston, New York Branch, each Fund except the Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund lends its portfolio securities to approved brokers, dealers or other financial institutions to earn additional income. Prior to the close of each business day, loans of securities are secured by collateral at least equal to 102% (105% for the International Equity Fund) of the value of the securities on loan. However, due to market fluctuations, the value of the securities on loan may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Cash collateral received in connection with securities lending is invested in certain high quality, liquid investments. Although the collateral mitigates risk, securities lending presents risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. The Company has the right under the securities lending agreement to recover the loaned securities from the borrower on demand.

At November 30, 2006, the cash collateral received by the Funds was pooled and invested in the following securities. Each of the Funds participating in securities lending at that date owned a pro-rata portion of the securities listed below.

	Par	Value
Saturn Ventures Asset-Backed Security, 5.38%, 2/07/2007	$20,000,000	$20,000,000
TIAA Real Estate CDO Ltd., 2003-1X A1MM Asset-Backed Security, 5.35%, 9/28/2007	18,137,428	18,137,428
Elysian Funding LLC Commercial Paper, 5.360%, 12/20/2006	15,000,000	14,955,417
TP AGY AAA, 5.26%, 11/30/2006	119,004,000	119,004,000
Thornburg Mtge Cap Res., 5.312%, 12/15/2006	15,000,000	14,966,875
Mica Funding LLC Commercial Paper, 5.32%, 12/19/2006	10,000,000	9,972,001
Countrywide Financial Corporation, 5.458%, 06/27/2007	25,000,000	24,998,511
Rhineland Funding Cap Corp., 5.364%, 01/25/2007	20,000,000	19,834,489
Allstate Life Glob FD II, 5.36%, 12/17/2007	4,000,000	4,000,000
American General, 5.35%, 12/17/2007	10,000,000	10,000,000
Bear Stearns, 5.36%, 12/17/2007	22,000,000	22,000,000
Genworth Financial, 5.36%, 12/17/2007	10,000,000	10,000,000
Irish Life, 5.366%, 12/21/2007	7,000,000	6,999,554
Islands Bank, 5.39%, 3/22/2007	25,000,000	25,000,000
Jackson National Life, 5.32%, 12/3/2007	10,000,000	10,000,000
Kaupthing, 5.32%, 3/20/2007	20,000,000	20,000,000
Natexis Banques Pop, 5.31%, 12/17/2007	20,000,000	19,997,953
Northern Rock, 5.36%, 12/3/2007	12,000,000	12,000,000
SLM, 5.32%, 12/17/2007	20,000,000	20,000,000
CIT Group, 5.355%, 8/24/2007	20,000,000	20,012,157
Dekabank, 5.402%, 11/20/2007	15,000,000	14,998,862

I)	Investing in the securities of companies principally engaged in the real estate business is subject to the same risks as direct ownership of real estate, such as supply and demand for properties, the economic health of the country, different regions and local markets, and the strength of specific industries renting properties.

J)	The net asset value per share of the Capital Opportunities Fund could fluctuate in price more than most Funds, due to the volatile nature of both the technology sector and stocks of smaller companies. In addition, the Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs.

K)	The Maryland Tax-Exempt Bond, Tax-Exempt Limited Maturity Bond and National Tax-Exempt Bond Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax. Certain investments owned by the Funds (primarily the Tax-Exempt Money Market Fund, the Maryland Tax-Exempt Bond Fund, the Tax-Exempt Limited Maturity Bond Fund and the National Tax-Exempt Bond Fund) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or (for the Tax-Exempt Money Market Fund) may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund’s shares.

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

(Unaudited)

1.	SIGNIFICANT ACCOUNTING POLICIES — Continued

L)	In the normal course of business, the Funds enter into contracts that contain a variety of representations, that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

M)	Recently Issued Accounting Pronouncements: In July 2006 the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of November 30, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

2.	INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

Mercantile Capital Advisors, Inc. (“Mercantile”), a wholly-owned subsidiary of Mercantile-Safe Deposit & Trust Company, provides investment advisory and administration services to each Fund pursuant to an Investment Advisory Agreement and an Administration Agreement. For its services as advisor, Mercantile receives an advisory fee computed daily (as a percentage of average daily net assets) and payable monthly at an annual rate of:

Fund	Advisory Fee on net assets up to $1 billion	Advisory Fee on net assets over $1 billion
Prime Money Market Fund	.25%	.20%
Government Money Market Fund	.25%	.20%
Tax-Exempt Money Market Fund	.25%	.20%
Growth & Income Fund	.60%	.40%
Equity Income Fund	.60%	.40%
Equity Growth Fund	.60%	.40%
Capital Opportunities Fund	1.30%	1.20%
International Equity Fund	1.22%	.90%
Diversified Real Estate Fund	.80%	.60%
Limited Maturity Bond Fund	.35%	.20%
Total Return Bond Fund	.35%	.20%
Maryland Tax-Exempt Bond Fund	.50%	.25%
Tax-Exempt Limited Maturity Bond Fund	.50%	.25%
National Tax-Exempt Bond Fund	.50%	.25%

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

(Unaudited)

2.	INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS —Continued

Mercantile pays sub-advisory fees for the following Funds to:

Sub-Advisor	Fund		Sub-Advisory Fee
Morgan Stanley Investment Management, Ltd.	International Equity Fund	0.80% 0.60% 0.50% 0.40%	On average net assets of its managed portion up to $25 million On the second $25 million On the third $25 million On average net assets in excess of $75 million
Julius Baer Investment Management, LLC	International Equity Fund	0.80% 0.60% 0.50% 0.40%	On average net assets of its managed portion up to $20 million On the second $20 million On the next $60 million On average net assets in excess of $100 million
Delaware Management Company	Capital Opportunities Fund	0.70% 0.60% 0.50% 0.45%	On average net assets up to $100 million On the next $150 million On the next $250 million On average net assets in excess of $500 million
Boyd Watterson Asset Management, LLC (a wholly-owned subsidiary of Mercantile-Safe Deposit and Trust Company)*	Limited Maturity Bond Fund Total Return Bond Fund	0.20% 0.30% 0.17% 0.20% 0.30% 0.17%

On average net assets up to $140,403,000

On average net assets greater than $140,403,000 and up to $1 billion

On average net assets in excess of $1 billion

On average net assets up to $144,344,000

On average net assets greater than $144,344,000 and up to $1 billion

On average net assets greater than $1 billion

*	The fees shall be waived proportionally subject to any management fee waivers that Mercantile has voluntarily made in order to maintain annual fees and expenses for the Funds at a certain level.

For its services as Administrator, Mercantile receives an administration fee computed daily and payable monthly at an annual rate of .125% of the average daily net assets of each Fund. Mercantile pays sub-administration fees to BISYS Fund Services Ohio, Inc. (“BISYS Ohio”), an affiliate of the Company’s distributor. Mercantile may, at its discretion, voluntarily waive a portion of its advisory or administrative fees for any Fund or reimburse any Fund’s expenses. The waivers and reimbursements may be terminated at any time at the option of Mercantile. As set forth in each Fund’s prospectus, Mercantile may seek reimbursement from a Fund for such waived or reimbursed amounts, subject to Board approval. For the current six months ended, Mercantile did not seek reimbursement from any Fund for any waived or reimbursed amounts.

Shares in each Fund are sold on a continuous basis by the Company’s distributor, Mercantile Investment Services, Inc. (the “Distributor”), a wholly-owned subsidiary of The BISYS Group, Inc. The Distributor receives no fee for these services. The Funds also pay BISYS Ohio fees for fund accounting, blue sky and transfer agent services provided to the Funds.

The Company has adopted separate Distribution and Services Plans with respect to Class A Shares and Class C Shares of the Funds. Pursuant to the Distribution and Services Plans, the Company may pay (i) the Distributor or other persons for expenses and activities primarily intended to result in the sale of Class A Shares or Class C Shares, as the case may be, and (ii) service organizations for administrative support services provided to their customers who are the record or beneficial owners of Class A Shares or Class C Shares, as the case may be. Under the Distribution and Services Plans, payments for distribution services and expenses may not exceed 0.25% and 0.75% of the average daily net assets attributable to each Fund’s outstanding Class A Shares and Class C Shares, respectively, and payments for administrative support services may not exceed 0.25% of the average daily net assets attributable to each Fund’s outstanding Class A Shares and Class C Shares owned of record or beneficially by customers of service organizations. For the six months ended November 30, 2006, Mercantile Investment Services, Inc. waived

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

(Unaudited)

2.	INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS —Continued

distribution fees on the Prime Money Market Fund, the Government Money Market Fund, and the Tax-Exempt Money Market Fund and did not seek reimbursement.

Each director of the Company receives from the Company an annual fee of $20,000, and a fee of $2,000 for each in-person Board meeting attended and $1,000 for each telephonic Board meeting attended, and is reimbursed for all out-of-pocket expenses incurred as a Director. The Chairman of the Board of Directors receives an additional annual fee of $10,000 for his services in this capacity.

3.	FORWARD FOREIGN CURRENCY CONTRACTS

A summary of forward foreign currency contracts in the International Equity Fund which were outstanding at November 30, 2006 is as follows:

Settlement Dates	Sell	Buy	Net Unrealized Appreciation/ (Depreciation)
12/01/2006	USD 124,808	GBP 63,958	$901
12/04/2006	USD 16,328	GBP 8,349	82
12/04/2006	EUR 1,058,964	USD 1,396,774	(5,787)
12/04/2006	GBP 57,014	USD 111,502	(561)
12/04/2006	JPY 34,529,556	USD 297,003	(1,504)
12/04/2006	USD 487,104	PLN 1,464,234	21,546
12/26/2006	TRY 970,161	USD 649,111	(11,744)
12/27/2006	CZK 26,896,089	USD 1,213,832	(67,492)
12/27/2006	USD 1,389,309	GBP 730,800	47,297
12/27/2006	USD 316,547	GBP 166,114	10,000
01/24/2007	GBP 9,400,000	JPY 2,072,220,600	(437,412)
01/24/2007	JPY 958,878,500	GBP 4,300,000	104,763
01/31/2007	USD 5,853,810	JPY 678,559,000	60,454
01/31/2007	EUR 3,490,629	USD 4,466,541	(169,909)
02/08/2007	USD 10,125,808	JPY 1,183,534,857	199,775
02/22/2007	HUF 371,320,279	USD 1,838,674	(66,481)

			$(316,072)
Currency Legend
CZK	Czech Republic Koruna
EUR	European Union Euro
GBP	British Pound
HUF	Hungary Forint
JPY	Japanese Yen
PLN	Poland Zlotych
TRY	Turkey New Lira
USD	U.S. Dollar

4.	SECURITIES LENDING

At November 30, 2006, the value of securities loaned and collateral was as follows:

	Value of Securities Loaned	Value of Collateral
Prime Money Market Fund	$15,033,255	$15,402,910
Government Money Market Fund	97,250,125	99,403,377
Growth & Income Fund	63,284,873	65,219,421
Equity Income Fund	8,595,361	8,845,147
Equity Growth Fund	6,109,126	6,297,367
Capital Opportunities Fund	68,173,400	70,934,662
International Equity Fund	58,575,306	61,784,654
Diversified Real Estate Fund	62,780,541	64,489,806
Limited Maturity Fund	20,782,366	21,303,068
Total Return Bond Fund	12,907,656	13,191,669

Mercantile Funds, Inc.

Notes to Financial Statements — Concluded

(Unaudited)

5.	PURCHASES & SALES OF SECURITIES

For the six months ended November 30, 2006, total aggregate purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales
Growth & Income Fund	$127,102,595	$170,702,140	$—	$—
Equity Income Fund	25,118,016	26,813,168	—	—
Equity Growth Fund	14,799,988	13,629,781	—	—
Capital Opportunities Fund	50,550,293	58,987,136	—	—
International Equity Fund	194,072,517	202,685,873	—	—
Diversified Real Estate Fund	10,946,870	20,753,730	—	—
Limited Maturity Bond Fund	49,170,722	46,847,382	14,673,289	11,357,246
Total Return Bond Fund	43,689,934	42,428,836	5,486,609	10,664,069
Maryland Tax-Exempt Bond Fund	2,931,816	6,145,227	—	—
Tax-Exempt Limited Maturity Bond Fund	6,746,556	20,842,389	—	—
National Tax-Exempt Bond Fund	11,713,002	20,272,667	—	—

6.	TAX INFORMATION

Capital Loss Carryovers

At May 31, 2006, the following Funds had capital loss carryovers:

Expiration date 5/31	2008	2009	2010	2011	2012	2013	2014	TOTAL
Prime Money Market Fund	$—	$—	$—	$—	$—	$—	$(31)	$(31)
Government Money Market Fund	—	—	(2,291)	—	—	—	—	(2,291)
Tax-Exempt Money Market Fund	(6,309)	—	—	—	(62,963)	—	—	(69,272)
Equity Growth Fund	—	—	(817,242)	(24,006,173)	(754,088)	—	—	(25,577,503)
Limited Maturity Bond Fund	—	—	—	(730,780)	—	(66,571)	(804,061)	(1,601,412)
Maryland Tax-Exempt Bond Fund	—	—	—	—	(619,043)	—	(161,420)	(780,463)
Tax-Exempt Limited Maturity Bond Fund	—	—	—	—	(281,678)	—	(842,395)	(1,124,073)
National Tax-Exempt Bond Fund	—	—	—	—	(210,298)	—	—	(210,298)

The capital loss carryovers are available to offset possible future capital gains, if any, of the respective Funds.

During the year ended May 31, 2006, the following Funds utilized capital loss carryforwards to offset capital gains realized.

Equity Income Fund	$1,773,204
Equity Growth Fund	3,044,320
National Tax-Exempt Bond Fund	619,254

Foreign Tax Information

The International Equity Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the Fund as a reduction of income.

Gains realized upon disposition of certain Indian securities held by the Fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable.

Mercantile Funds, Inc.

Notes to Financial Statements — Concluded

(Unaudited)

7.	LINE OF CREDIT

The Company has established a line of credit with the Funds’ custodian, Fifth Third Bank. The line of credit, which is in an uncommitted aggregate amount of $25 million, may be accessed by the Funds for temporary or emergency purposes only. Each Fund may borrow up to 10% of its respective net assets. If a Fund’s borrowings under the line of credit exceed 5% of its net assets, that Fund may not purchase additional securities. Borrowings under the line of credit bear interest at the overnight Federal Funds rate plus 0.50% per annum. At November 30, 2006, the Funds had no outstanding borrowings under the line of credit. During the six months ended November 30, 2006, the following Funds borrowed amounts and paid interest as noted in the table below.

	Range of Borrowings	Interest Paid	Weighted Average Interest Rate
Prime Money Market Fund	$269,417—$6,000,177	$1,044	5.73%
Tax Exempt Money Market Fund	$653,833	$207	5.70%
Growth & Income Fund	$266,954—$2,914,389	$1,003	5.77%
Equity Income Fund	$169,093—$390,925	$307	5.75%
Capital Opportunities Fund	$102,490—$751,760	$1,304	5.68%
International Equity Fund	$104,181—$7,400,957	$4,416	5.69%
Diversified Real Estate Fund	$324,205—$327,403	$209	5.75%
Total Return Bond Fund	$843,694—$1,932,039	$1,297	5.77%

8. RESTRICTED AND ILLIQUID SECURITIES

Securities restricted as to public resale are ineligible into the public market until such time that either (i) a resale Registration Statement has been filed with the SEC and declared effective or (ii) resale is permitted under Rule 144A without the need for an effective registration statement. As of November, 30, 2006, the following Funds held the following percentages of its net assets in such securities that have been determined to be illiquid:

	% of Net Assets	Acquisition Date	Acquisition Cost ($)	Principal Amount or Shares	Value ($)
Capital Opportunities Fund
BJ’s Restaurants	2.3%	3/16/2005	4,240,800	273,600	5,679,936

International Equity Fund
Bulgaria Compensation Notes	0.0%	4/6/2005	20,126	28,255	16,540
	0.0%	8/10/2005	12,902	18,615	10,897
Bulgaria Compensation Notes	0.0%	4/6/2005	13,555	19,166	10,802
Bulgaria Compensation Notes	0.0%	4/5/2005	20,567	28,097	14,074
	0.0%	6/29/2005	41,658	58,400	29,253
Kazkommertsbank JSC GDR 144A	0.0%	11/3/2006	113,128	6,115	126,581
	0.0%	11/8/2006	114,563	5,514	114,140
Rennshares Utilities	0.0%	2/22/2006	109,642	68,938	157,634

Limited Maturity Bond Fund
3M Employee Stock Ownership	0.4%	12/11/1998	494,253	494,253	497,920
Cosan SA Industrial	0.2%	10/18/2004	188,121	190,000	202,825
	0.6%	10/22/2004	695,275	685,000	731,238
Hutchison Wampoa Intl.	1.2%	2/14/2006	1,501,350	1,500,000	1,518,030

Total Return Bond Fund
Freescale Semiconductor	0.5%	11/16/2006	762,188	750,000	755,625
Cosan SA Industrial	0.1%	10/18/2004	143,566	145,000	154,788
	0.3%	10/22/2004	487,200	480,000	512,400
	0.1%	2/24/2006	109,500	100,000	106,750
Hutchison Wampoa Intl.	0.6%	11/19/2003	897,669	900,000	910,818

Mercantile Funds, Inc.

Shareholder Expenses

(Unaudited)

As a shareholder of the Mercantile Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Mercantile Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2006 through November 30, 2006.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 6/1/06	Ending Account Value 11/30/06	Expenses Paid During Period* 6/1/06 - 11/30/06	Expense Ratio During Period* 6/1/06 - 11/30/06
Prime Money Market Fund
Institutional Shares	$1,000.00	$1,024.50	$2.03	0.40%
Class A Shares	1,000.00	1,022.00	4.56	0.90%
Class C Shares	1,000.00	1,022.00	4.56	0.90%
Government Money Market Fund
Institutional Shares	1,000.00	1,024.20	2.03	0.40%
Class A Shares	1,000.00	1,021.70	4.56	0.90%
Class C Shares	1,000.00	1,021.50	4.56	0.90%
Tax-Exempt Money Market Fund
Institutional Shares	1,000.00	1,015.70	2.02	0.40%
Class A Shares	1,000.00	1,013.10	4.54	0.90%
Class C Shares	1,000.00	1,013.50	4.44	0.88%
Growth & Income Fund
Institutional Shares	1,000.00	1,108.60	4.12	0.78%
Class A Shares	1,000.00	1,105.40	6.76	1.28%
Class C Shares	1,000.00	1,102.60	9.38	1.78%
Equity Income Fund
Institutional Shares	1,000.00	1,133.00	4.17	0.78%
Class A Shares	1,000.00	1,128.60	6.83	1.28%
Class C Shares	1,000.00	1,127.40	9.44	1.77%
Equity Growth Fund
Institutional Shares	1,000.00	1,109.10	4.12	0.78%
Class A Shares	1,000.00	1,106.30	6.76	1.28%
Class C Shares	1,000.00	1,103.40	9.33	1.77%
Capital Opportunities Fund
Institutional Shares	1,000.00	1,054.80	6.59	1.28%
Class A Shares	1,000.00	1,052.40	9.16	1.78%
Class C Shares	1,000.00	1,049.90	11.72	2.28%
International Equity Fund
Institutional Shares	1,000.00	1,107.70	6.71	1.27%
Class A Shares	1,000.00	1,104.50	9.39	1.78%
Class C Shares	1,000.00	1,101.60	12.06	2.29%
Diversified Real Estate Fund
Institutional Shares	1,000.00	1,270.70	5.92	1.04%
Class A Shares	1,000.00	1,267.50	8.75	1.54%
Class C Shares	1,000.00	1,264.40	11.58	2.04%

Mercantile Funds, Inc.

Shareholder Expenses — Continued

(Unaudited)

	Beginning Account Value 6/1/06	Ending Account Value 11/30/06	Expenses Paid During Period* 6/1/06 - 11/30/06	Expense Ratio During Period** 6/1/06 - 11/30/06
Limited Maturity Bond Fund
Institutional Shares	$1,000.00	$1,035.90	$2.70	0.53%
Class A Shares	1,000.00	1,033.30	5.25	1.03%
Class C Shares	1,000.00	1,030.70	7.79	1.53%
Total Return Bond Fund
Institutional Shares	1,000.00	1,055.40	2.73	0.53%
Class A Shares	1,000.00	1,052.70	5.30	1.03%
Class C Shares	1,000.00	1,050.10	7.86	1.53%
Maryland Tax-Exempt Bond Fund
Institutional Shares	1,000.00	1,036.40	2.71	0.53%
Class A Shares	1,000.00	1,033.80	5.25	1.03%
Class C Shares	1,000.00	1,031.20	7.79	1.53%
Tax-Exempt Limited Maturity Bond Fund
Institutional Shares	1,000.00	1,023.20	2.69	0.53%
Class A Shares	1,000.00	1,020.60	5.22	1.03%
Class C Shares	1,000.00	1,018.10	7.74	1.53%
National Tax-Exempt Bond Fund
Institutional Shares	1,000.00	1,004.10	2.66	0.53%
Class A Shares	1,000.00	1,031.50	5.25	1.03%
Class C Shares	1,000.00	1,029.00	7.78	1.53%

*	Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Mercantile Fund’s actual expense ratioand an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costts only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in compariing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/0/00	Ending Account Value 11/30/06	Expenses Paid During Period* 6/1/06 - 11/30/06	Expense Ratio During Period* 6/1/06 - 11/30/06
Prime Money Market Fund
Institutional Shares	$1,000.00	$1,050.00	$2.06	0.40%
Class A Shares	1,000.00	1,050.00	4.63	0.90%
Class C Shares	1,000.00	1,050.00	4.63	0.90%
Government Money Market Fund
Institutional Shares	1,000.00	1,050.00	2.06	0.40%
Class A Shares	1,000.00	1,050.00	4.63	0.90%
Class C Shares	1,000.00	1,050.00	4.63	0.90%
Tax-Exempt Money Market
Fund Institutional Shares	1,000.00	1,050.00	2.06	0.40%
Class A Shares	1,000.00	1,050.00	4.63	0.90%
Class C Shares	1,000.00	1,050.00	4.52	0.88%

Mercantile Funds, Inc.

Shareholder Expenses — Continued

(Unaudited)

	Beginning Account Value 1/0/00	Ending Account Value 11/30/06	Expenses Paid During Period* 6/1/06 - 11/30/06	Expense Ratio During Period* 6/1/06 - 11/30/06
Growth & Income Fund
Institutional Shares	1,000.00	1,050.00	4.01	0.78%
Class A Shares	1,000.00	1,050.00	6.58	1.28%
Class C Shares	1,000.00	1,050.00	9.15	1.78%
Equity Income Fund
Institutional Shares	1,000.00	1,050.00	4.01	0.78%
Class A Shares	1,000.00	1,050.00	6.58	1.28%
Class C Shares	1,000.00	1,050.00	9.10	1.77%
Equity Growth Fund
Institutional Shares	1,000.00	1,050.00	4.01	0.78%
Class A Shares	1,000.00	1,050.00	6.58	1.28%
Class C Shares	1,000.00	1,050.00	9.10	1.77%
Capital Opportunities Fund
Institutional Shares	1,000.00	1,050.00	6.58	1.28%
Class A Shares	1,000.00	1,050.00	9.15	1.78%
Class C Shares	1,000.00	1,050.00	11.72	2.28%
International Equity Fund
Institutional Shares	1,000.00	1,050.00	6.53	1.27%
Class A Shares	1,000.00	1,050.00	9.15	1.78%
Class C Shares	1,000.00	1,050.00	11.77	2.29%
Diversified Real Estate Fund
Institutional Shares	1,000.00	1,050.00	5.34	1.04%
Class A Shares	1,000.00	1,050.00	7.91	1.54%
Class C Shares	1,000.00	1,050.00	10.48	2.04%
Limited Maturity Bond Fund
Institutional Shares	1,000.00	1,050.00	2.72	0.53%
Class A Shares	1,000.00	1,050.00	5.29	1.03%
Class C Shares	1,000.00	1,050.00	7.86	1.53%
Total Return Bond Fund
Institutional Shares	1,000.00	1,050.00	2.72	0.53%
Class A Shares	1,000.00	1,050.00	5.29	1.03%
Class C Shares	1,000.00	1,050.00	7.86	1.53%
Maryland Tax-Exempt Bond Fund
Institutional Shares	1,000.00	1,050.00	2.72	0.53%
Class A Shares	1,000.00	1,050.00	5.29	1.03%
Class C Shares	1,000.00	1,050.00	7.86	1.53%
Tax-Exempt Limited Maturity Bond Fund
Institutional Shares	1,000.00	1,050.00	2.72	0.53%
Class A Shares	1,000.00	1,050.00	5.29	1.03%
Class C Shares	1,000.00	1,050.00	7.86	1.53%
National Tax-Exempt Bond Fund
Institutional Shares	1,000.00	1,050.00	2.72	0.53%
Class A Shares	1,000.00	1,050.00	5.29	1.03%
Class C Shares	1,000.00	1,050.00	7.86	1.53%

*	Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

Mercantile Funds, Inc.

Approval of the Sub-Advisory Agreement for the Mercantile Capital Opportunities Fund

Mercantile Capital Advisors, Inc. (“Mercantile) is the investment advisor to the Company. The Advisory Agreement between the Company and Mercantile authorizes Mercantile to employ sub-advisers to assist in the performance of any or all of the advisory services to the Company’s funds under Mercantile’s supervision, provided that any fees or compensation payable to a sub-adviser shall be paid by Mercantile. Mercantile has delegated the day-to-day investment management of the Capital Opportunities Fund to Delaware Management Company (“Delaware”) pursuant to a separate Sub-Advisory Agreement between Mercantile and Delaware (the “Sub-Advisory Agreement”).

At the August 18, 2006 meeting, the Board of Directors, including the independent Directors, unanimously approved the continuation of the Sub-Advisory Agreement for an additional one-year period. The Directors had previously reviewed and approved the continuation of the Advisory Agreement with Mercantile for an additional one-year period. Information regarding the Directors’ consideration of the Advisory Agreement with Mercantile is available in the Company’s Annual Report dated May 31, 2006.

In connection with the approval of the Sub-Advisory Agreement, the Directors considered, with the assistance of their independent counsel (“Independent Counsel”), their legal responsibilities and reviewed materials received from Delaware. The materials were requested by Mercantile and contained specific information to assist the Directors in their consideration of the Sub-Advisory Agreement. The Directors also received a memorandum from Independent Counsel discussing the legal standards for their consideration of the proposed continuance. The Directors reviewed these materials with representatives of Delaware, management of Mercantile and the Company, counsel to the Company and Independent Counsel. The Directors also discussed the proposed continuance in an executive session with counsels, at which no representatives of Delaware or Mercantile were present.

In voting to approve the continuation of the Sub-Advisory Agreement, the Directors considered whether the continuance would be in the best interest of the shareholders of the Capital Opportunities Fund, an evaluation based primarily on the nature and quality of the services provided by Delaware and the overall fairness of the Sub-Advisory Agreement. Based on their evaluation of all material factors, including those described below, the Directors concluded that the terms of the Sub-Advisory Agreement were reasonable and fair and that the continuation of the Sub-Advisory Agreement was in the best interest of the Capital Opportunities Fund and its shareholders.

In reaching their determination to continue the Sub-Advisory Agreement, the Directors considered all factors they believed relevant, including the nature, extent and quality of advisory services rendered, the investment performance of the Capital Opportunities Fund, and information related to the profitability of Delaware in providing advisory services to the Capital Opportunities Fund. The Directors recognized that the negotiation of the sub-advisory fee is an arms’ length transaction between Mercantile and Delaware. The Directors also noted that Mercantile recommended Delaware’s re-hire for an additional year. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

In considering the nature, extent and quality of the sub-advisory services rendered by Delaware, the Directors considered the investment management style, experience and staffing of the portfolio management and investment research personnel of Delaware dedicated to performing services for the Capital Opportunities Fund. The Directors noted, and discussed with Mercantile, the changes that Delaware had made to its investment and management personnel in the past year. The Directors also considered Delaware’s policies and practices regarding brokerage and allocation of portfolio transactions for the Capital Opportunities Fund. The Directors noted that Delaware may benefit from soft dollar arrangements, which they review at each regular meeting, whereby it receives brokerage and research services from brokers that execute purchases and sales of the portfolio’s securities. Based on these considerations, the Directors concluded that Delaware had the capabilities, resources and personnel necessary to manage the Capital Opportunities Fund.

In assessing the investment performance of the Capital Opportunities Fund, the Directors considered the performance in comparison to specified benchmark indices and the performance of Delaware’s other accounts with a similar investment style. In addition to the performance information received by the Directors at each regularly scheduled Board meeting, the Directors routinely receive detailed information from Delaware, which discusses the portfolio’s investment performance and holdings as well as Delaware’s investment outlook and strategy. The Directors reviewed the annualized performance of the institutional share class of the Capital Opportunities Fund for the one-, three and five-year periods ended June 30, 2006 in comparison to the Morningstar category average of small-cap blend funds, the Russell 2000 Index and the Lipper small-cap core average peer group. The Directors noted that the investment performance was lower than the index and peer group average performance and discussed with Mercantile and Delaware the changes that Delaware had made to the investment portfolio in the past year. The Directors concluded that, although the investment performance was lower than the index and peer group average performance, they retained confidence in Delaware’s overall capabilities to manage the Capital Opportunities Fund.

Mercantile Funds, Inc.

Approval of the Sub-Advisory Agreement for the Mercantile Capital Opportunities Fund — Concluded

The Directors also considered the overall fairness of the Sub-Advisory Agreement and reviewed the fee structure and information related to the profitability of Delaware from its association with the Capital Opportunities Fund. The Directors considered that the advisory fee schedule contained breakpoints that reduce the respective fee rate on assets above a specified level. While these breakpoints ultimately benefit Mercantile, the Directors considered this in context of Mercantile’s voluntary waiver of a portion of its advisory fee. The Directors recognized that they demonstrate Delaware’s willingness to share its economies of scale. The Directors noted that the assets of the Capital Opportunities Fund had grown to the point where breakpoints could be realized only to a limited degree. The Directors noted that economies of scale may be realized by Delaware across similar products and services and recognized that it is difficult to assess economies of scale because different advisers have varied cost structures and service models. The Directors also reviewed the subadvisory fee in relation to fees charged other comparable funds and accounts managed by Delaware. The Directors concluded that, based on the services that Delaware would provide to the Capital Opportunities Fund, the compensation to be paid to Delaware was fair and reasonable.

For more information

Proxy Voting Policies and Procedures and Proxy Voting Record

The Funds’ proxy voting policies are available, without charge, (i) through the company’s website www.mercantilefunds.com and (ii) by visiting the SEC’s website at http://www.sec.gov.

Information regarding how each Fund voted proxies relating to portfolio securities held during the most recent period ended June 30 is available without charge, upon request, by calling 800-551-2145, and on the SEC’s website at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, DC. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

Investment Advisor and Administrator:

MERCANTILE CAPITAL ADVISORS, INC.

Baltimore, Maryland

Custodian:

The Fifth Third Bank

Cincinnati, Ohio

Transfer Agent:

BISYS Fund Services

Columbus, Ohio

Distributor:

Mercantile Investment Services, Inc.

Boston, Massachusetts

This report is submitted for the general information of the shareholders of the Mercantile Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by current Prospectuses for the funds which contain information concerning the Fund’s investment policies and expenses as well as other pertinent information.

Shares of the Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by Mercantile-Safe Deposit and Trust Company, its parent company or its affiliates and are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves investment risks, including possible loss of principal.

MER-SAR 11/06

Item 2. Code of Ethics.

Not required in this filing.

Item 3. Audit Committee Financial Expert.

Not required in this filing.

Item 4. Principal Accountant Fees and Services.

Not required in this filing.

Items 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Shareholders may recommend candidates for Board positions by forwarding their correspondence by mail or courier to the Company’s Secretary for the attention of the Chairman of the Nominating and Compensation Committee, Mercantile Funds, Inc., Two Hopkins Plaza, Baltimore, Maryland 21201. Suggestions for candidates must include a resume of the candidate.

Item 11. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) At the date of filing this Form N-CSR, there were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12. Exhibits.

Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mercantile Funds, Inc.

By (Signature and Title)	/s/ Kevin A. McCreadie
Kevin A. McCreadie
Chief Executive Officer

Date: February 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Kevin A. McCreadie
Kevin A. McCreadie
Chief Executive Officer

Date: February 1, 2007

By (Signature and Title)	/s/ Michael D. Daniels
Michael D. Daniels
Chief Financial Officer

Date: February 1, 2007